UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-08228

The Timothy Plan
               (Exact name of registrant as specified in charter)

The Timothy Plan

1055 Maitland Center Commons
Maitland, FL 32751
(Address of principal executive offices)	(Zip code)

Art Ally

The Timothy Plan

1055 Maitland Center Commons

Maitland, FL 32751

(Name and address of agent for service)

Registrant's telephone number, including area code:	800-846-7526

Date of fiscal year end:	9/30

Date of reporting period:	9/30/09

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s audited annual financial reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are as follows:

ANNUAL REPORT

SEPETEMBER 30, 2009

TIMOTHY PLAN FAMILY OF FUNDS:

Small Cap Value Fund Large/Mid Cap Value Fund Fixed Income Fund Aggressive Growth Fund Large/Mid Cap Growth Fund	Strategic Growth Fund Conservative Growth Fund Money Market Fund High Yield Bond Fund International Fund

LETTER FROM THE PRESIDENT

September 30, 2009

ARTHUR D. ALLY

Dear Shareholder,

In order to provide more efficient and accurate tax reporting to our shareholders, Timothy Plan’s Board of Trustees approved changing the Fund Family’s fiscal year from December 31st to September 30th. As a result, this Annual Report will cover the nine-month period from January 1, 2009 through September 30, 2009. All future Annual Reports will cover a full 12-month period beginning October 1st and ending September 30th of each year.

The past sixteen months have provided a very interesting roller coaster ride in the capital markets, to say the least. To give you a bit of a historical flavor, simply as a result of the significant market decline, Timothy Plan Family of Fund’s total asset level went from a high of $636 million on May 19, 2008 to a low of $347 million on March 9, 2009!

With the market recovery over the past six months, our shareholders are bound to be feeling a little better. With that having been said, we remain somewhat cautious about the economic policies being put forward in Washington as they appear to be convinced that we can borrow our way to prosperity.

To that end, we plan to launch our new Defensive Strategies Fund November 1, 2009. This has been structured to attempt to protect shareholder capital (to the degree possible) in the event of either hyper-inflation or serious deflation, either of which could result from Washington's ongoing machinations. Unlike our other funds, this one will invest in a blend of hard assets (i.e. precious metals, energy, etc.), real estate (via REIT’s) and TIP’s (Treasury Inflation Protected bonds.)

Meanwhile, we continue to have total confidence in all of the money management sub-advisors to our various funds and I would refer you to their individual commentaries which you will find within the pages of this report. Once again, thank you for being part of the Timothy Plan family.

Yours in Christ,

Art

Timothy Plan Fund Performance [1]

LETTER FROM THE MANAGER

September 30, 2009

AGGRESSIVE GROWTH FUND

We are pleased to report that the Fund has advanced 21.56% through the first nine-months of 2009. This impressive rebound in performance began in mid-March of this year and coincided with the realization among investors that economic activity had likely bottomed. The stock market has historically been a leading indicator of economic activity, rallying on cue as investors perceive that a recovery is on the horizon. This latest episode merely confirms the market’s historical pattern. Also consistent with past recoveries, the poorest quality companies, many of which had one foot in the proverbial grave in early ’09, have led the rally off the bottom. The performance of these ugly-ducklings should not be not sustainable, and we believe that it has run its course. Eventually, investors shift their focus to traditional measures of fundamental strength and growth as they make their capital allocation decisions. Throughout this year and last, we have held-fast to our time-tested focus on well managed companies, with strong balance sheets and appealing growth prospects. These are the companies that extend their performance as the economy gradually improves and should produce lasting returns against the broader market indexes. A gradual improvement is precisely where we believe this current economic recovery will diverge from those experienced in the past. We believe unemployment will remain unacceptably high and will prove difficult to reduce, unless and until Congress and the Administration modify their anti-entrepreneur policies. History has proven that entrepreneurs are responsible for starting and managing the small and medium-sized businesses that employ the vast majority of American workers, and we believe that will continue to be the case.

CHARTWELL INVESTMENT PARTNERS, LP

Timothy Plan Fund Performance [2]

FUND PERFORMANCE – (Unaudited)

September 30, 2009

AGGRESSIVE GROWTH FUND

	9 Months		5 year	Average
	(1/1/09 - 9/30/09)	1 Year	Average	Annual Return
Fund/Index	Total Return	Total Return	Annual Return	Since Inception
Timothy Aggressive Growth Fund - Class A (With Sales Charge)	14.76%	-18.19%	-1.61%	-6.43%	(a)
Russell Mid-Cap Growth Index	37.12%	-0.40%	3.75%	-2.10%	(a)
Timothy Aggressive Growth Fund - Class B	20.87%	-14.77%	-1.17%	-6.52%	(b)
Russell Mid-Cap Growth Index	37.12%	-0.40%	3.75%	-1.90%	(b)
Timothy Aggressive Growth Fund - Class C*	19.60%	-14.74%	-1.17%	-2.31%	(c)
Russell Mid-Cap Growth Index	37.12%	-0.40%	3.75%	2.98%	(c)

(a) For the period October 5, 2000 (commencement of investment in accordance with objective) to September 30, 2009.
(b) For the Period October 9, 2000 (commencement of share class operations) to September 30, 2009.
(c) For the Period February 3, 2004 (commencement of share class operations) to September 30, 2009.
*With Maximum Deferred Sales Charge

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s A shares, and the Russell Mid-Cap Growth Index on October 5, 2000 and held through September 30, 2009. The Russell Mid-Cap Growth Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of the fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Timothy Plan Fund Performance [3]

LETTER FROM THE MANAGER

September 30, 2009

INTERNATIONAL FUND

The global equity markets began the year similar to the 2nd half of 2008, volatile and declining. Most European, Asian, and emerging equity markets bottomed in the first half of 2009 and began a sharp rebound as economic fundamentals stopped getting worse and as investors bet on improving fundamentals in the 2nd half of the year.

The Fund’s sector weightings tended to be more defensive during the beginning of the year including a large cash weighting that peaked in March. With low equity valuations and as economic evidence began to trickle in from areas around the world that we were nearing the trough of the crisis and the global recession, we began to invest the Fund’s cash weighting and shift the Fund’s exposure away from defensive sectors and into more cyclical sectors. We decreased the Fund’s weightings in the utilities, telecom services, and staples sectors. We increased the weight to the financials sector aggressively after March as well as adding to the materials, energy, and industrials sectors.

An increased allocation to the emerging markets helped the fund’s performance thus far in 2009 as these markets have bounced faster than developed markets and show very attractive returns with Fund holdings from Brazil, India, and Mexico providing strong performance. The Fund’s underweight stance for most of the year to the energy sector was additive as the energy sector lagged the MSCI EAFE index performance. Stock selection in the industrials and IT sectors added the most benefit to the portfolio with strong performance from the Fund’s holding in a Singapore offshore rig builder and a Swedish construction and mining tools manufacturer.

Although we added to our weights in the financials and materials sectors throughout the year, an underweight stance on average for the year detracted from the Fund’s performance as these proved to be the two best performing sectors in the EAFE index for this time period. Our stock selection in the financials and energy sectors also hurt relative performance. The Fund’s Japanese holdings in the financials sector lagged the rebound seen across other markets in Europe and Asia as the Japanese market has disappointed so far in the year.

The massive selloff in global equity prices into 2009 created great opportunities for long term investors. The Fund began taking advantage of this earlier in the year and moved to invest its cash and rotate its holdings from defensive to more cyclical sectors. We still believe that valuations in the developed and emerging markets are attractive and equity prices are well below their most recent highs.

Eagle Global Advisors

Timothy Plan Fund Performance [4]

FUND PERFORMANCE – (Unaudited)

September 30, 2009

INTERNATIONAL FUND

	9 Months		5 year	Average
	(1/1/09 - 9/30/09)	1 Year	Average	Annual Return
Fund/Index	Total Return	Total Return	Annual Return	Since Inception	(a)
Timothy International Fund - Class A (With Sales Charge)	20.04%	-9.40%	N/A	-12.53%
MSCI EAFE Index	29.16%	3.43%	N/A	-11.06%
Timothy International Fund - Class C*	24.97%	-5.80%	N/A	-25.67%
MSCI EAFE Index	29.16%	3.43%	N/A	-11.06%

(a) For the period May 3, 2007 (commencement of investment in accordance with objective) to September 30, 2009.
*With Maximum Deferred Sales Charge

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s A shares, and the MSCI EAFE Index on May 3, 2007 and held through September 30, 2009. The MSCI EAFE Index is a widely recognized unmanaged index of equity prices and is representative of equity market performance of developed countries, excluding the U.S. and Canada. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of the fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Timothy Plan Fund Performance [5]

LETTER FROM THE MANAGER

September 30, 2009

LARGE / MID CAP GROWTH FUND

We are pleased to report that the Fund has advanced 22.60% through the first nine-months of 2009. This impressive rebound in performance began in mid-March of this year and coincided with the realization among investors that economic activity had likely bottomed. The stock market has historically been a leading indicator of economic activity, rallying on cue as investors perceive that a recovery is on the horizon. This latest episode merely confirms the market’s historical pattern. Also consistent with past recoveries, the poorest quality companies, many of which had one foot in the proverbial grave in early ’09, have led the rally off the bottom. The performance of these ugly-ducklings should not be sustainable and we believe that it has run its course. Eventually, investors shift their focus to traditional measures of fundamental strength and growth as they make their capital allocation decisions. Throughout this year and last, we have held-fast to our time-tested focus on well managed companies, with strong balance sheets and appealing growth prospects. These are the companies that extend their performance as the economy gradually improves and should produce lasting returns against the broader market indexes. A gradual improvement is precisely where we believe this current economic recovery will diverge from those experienced in the past. We are of the opinion that unemployment will remain unacceptably high and will prove difficult to reduce, unless and until Congress and the Administration modify their anti-entrepreneur policies. History has proven that entrepreneurs are responsible for starting and managing the small and medium-sized businesses employ the vast majority of American workers, and we believe that will continue to be the case.

CHARTWELL INVESTMENT PARTNERS, LP

Timothy Plan Fund Performance [6]

FUND PERFORMANCE

September 30, 2009

LARGE / MID CAP GROWTH FUND

	9 Months		5 year	Average
	(1/1/09 - 9/30/09)	1 Year	Average	Annual Return
Fund/Index	Total Return	Total Return	Annual Return	Since Inception
Timothy Large / Mid Cap Growth Fund - Class A (With Sales Charge)	15.98%	-9.11%	-2.08%	-6.20%	(a)
Russell 1000 Index	27.11%	-1.85%	1.86%	-4.87%	(a)
Timothy Large / Mid Cap Growth Fund - Class B	21.65%	5.51%	-1.73%	-6.30%	(b)
Russell 1000 Index	27.11%	-1.85%	1.86%	-4.58%	(b)
Timothy Large / Mid Cap Growth Fund - Class C*	20.39%	-5.50%	-1.76%	-1.89%	(c)
Russell 1000 Index	27.11%	-1.85%	1.86%	0.81%	(c)

(a) For the period October 5, 2000 (commencement of investment in accordance with objective) to September 30, 2009.
(b) For the Period October 9, 2000 (commencement of share class operations) to September 30, 2009.
(c) For the Period February 3, 2004 (commencement of share class operations) to September 30, 2009.
*With Maximum Deferred Sales Charge

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s A shares, and the Russell 1000 Growth Index on October 5, 2000 and held through September 30, 2009. The Russell 1000 Growth Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of the fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Timothy Plan Fund Performance [7]

LETTER FROM THE MANAGER

September 30, 2009

SMALL CAP VALUE FUND

We are pleased to provide you with our report for the Timothy Plan Small Cap Value Fund for the nine months ending September 30, 2009.

The year 2008 was filled with upheaval and the U.S. financial system was changed forever. The environment of the last several years, where risk premiums and volatility had fallen to historically low levels aided by a glut of excess liquidity, has drastically changed. We have since seen 2009 encompass implementation of policy responses to the extraordinary 2008 events in the financial markets and actions by the U.S. Treasury and Federal Reserve. In early March of 2009, the market bottomed and investor sentiment, which had been extremely poor, improved rapidly as the government’s “stress test” concluded that the major U.S. banks were healthy, and a historically high level of federal stimulus resulted in more positive economic data in scattered areas. The measures taken by government and a few positive economic reports markedly boosted confidence and lowered the perception of market risk.

In a reversal of 2008, a year in which high quality stocks outperformed, a renewed appetite for risk led investors to seek out low-priced and economically sensitive securities – regardless of highly leveraged balanced sheets and lack of profits, resulting in a very strong “low quality” rally in the major stock indices. Renewed hope for a turn in the economy primarily benefited the Technology and Consumer Discretionary sectors. The Financial Services sector was the worst performer on the whole, due to the problems faced by the majority of banks during the credit crisis.

Our management teams remained true to Westwood’s time-tested investment discipline and to our decades old investment philosophy that seeks to deliver a superior rate of return while controlling risk. It remains our firm belief that the discipline of quantifying and managing downside risk is paramount and it shall remain a hallmark of the Westwood investment process. Looking for high-quality companies that are typically characterized by strong free cash flow generation, declining debt levels, and rising return on equity will continue to define the core of our process.

For the nine months ending September 30, 2009, the Timothy Plan Small Cap Value Fund produced a return of 15.43%, while the Russell 2000 Index produced a return of 22.43%.

Performance in Technology, Materials & Processing and Consumer Discretionary detracted from relative performance. The low quality, high beta nature of the market rally did not favor our security selection discipline and the objective of the fund, and drove our relative underperformance. Among the worst performing securities were Northwest Pipe, whose industrial markets have been slower to bottom and Penn Virginia, which was impacted early in the year, along with Marcus Corp., Gentiva Health Services and Financial Services firms National Penn Bancshares, United Bankshares and First Niagara. Our holdings in the banking sector were impacted as fundamentals remain challenging for many banks and the markets fear that more charge-offs and capital raises may be necessary for many within the sector.

Conversely, strong performance in the Financial Services, REITs and Consumer Staples aided performance. As the banking sector underperformed, non-bank holdings such as Knight Capital and Stifel Financial have performed well. With strength across all of their divisions, including financial advisory business, fixed income, equity and investment banking, Stifel continues to be well positioned for future endeavors. Knight Capital posted better than expected revenues and was bid up by investors as they reported future opportunities and initiatives for Knight to expand their market share internationally. Other contributors to relative performance included Mack-Cali Realty and Taubman Centers, as well as stable revenue generating companies such as Casey’s General Stores and Diamond Foods. Finally, BE Aerospace and Middleby benefited from the markets attraction to economically sensitive companies.

While we recognize that our bias towards quality has been out of favor in the recent rally, we believe our portfolio is positioned appropriately for the current uncertainties in the environment and we have not deviated from our investment process. Emphasis on our investment process, philosophy, and risk control has been the historical driver of our success and will drive future success. As a result, we continue to focus on companies with attractive fundamentals, including strong free cash flow, low debt, revenue visibility, and exposure to faster growing foreign markets.

Westwood Management Corporation

Timothy Plan Fund Performance [8]

FUND PERFORMANCE – (Unaudited)

September 30, 2009

SMALL CAP VALUE FUND

	9 Months		5 year	10 Year
	(1/1/09 - 9/30/09)	1 Year	Average	Average
Fund/Index	Total Return	Total Return	Annual Return	Annual Return
Timothy Small Cap Value Fund - Class A (With Sales Charge)	9.04%	-20.34%	-0.24%	4.76%
Russell 2000 Index	22.43%	-9.55%	2.41%	4.88%
Timothy Small Cap Value Fund - Class B	14.65%	-17.18%	0.17%	4.61%
Russell 2000 Index	22.43%	-9.55%	2.41%	4.88%
Timothy Small Cap Value Fund - Class C*	13.67%	-17.16%	0.15%	-0.18%	(a)
Russell 2000 Index	22.43%	-9.55%	2.41%	2.07%	(a)

(a) For the period February 3, 2004 (commencement of share class operations) to September 30, 2009.
*With Maximum Deferred Sales Charge

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s A shares, and the Russell 2000 Index on September 30, 1999 and held through September 30, 2009. The Russell 2000 Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of the fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Timothy Plan Fund Performance [9]

LETTER FROM THE MANAGER

September 30, 2009

LARGE / MID CAP VALUE FUND

We are pleased to provide you with our report for the Timothy Plan Large / Mid Cap Value Fund for the nine months ending September 30, 2009.

The year 2008 was filled with upheaval and the U.S. financial system was changed forever. The environment of the last several years, where risk premiums and volatility had fallen to historically low levels aided by a glut of excess liquidity, has drastically changed. We have since seen 2009 encompass implementation of policy responses to the extraordinary 2008 events in the financial markets and actions by the U.S. Treasury and Federal Reserve. In early March of 2009, the market bottomed and investor sentiment, which had been extremely poor, improved rapidly as the government’s “stress test” concluded that the major U.S. banks were healthy, and a historically high level of federal stimulus resulted in more positive economic data in scattered areas. The measures taken by government and a few positive economic reports markedly boosted confidence and lowered the perception of market risk.

In a reversal of 2008, a year in which high quality stocks outperformed, a renewed appetite for risk led investors to seek out low-priced and economically sensitive securities – regardless of highly leveraged balanced sheets and lack of profits, resulting in a very strong “low quality” rally in the major stock indices. Renewed hope for a turn in the economy primarily benefited the Technology and Consumer Discretionary sectors. The Financial Services sector was the worst performer on the whole, due to the problems faced by the majority of banks during the credit crisis.

Our management teams remained true to Westwood’s time-tested investment discipline and to our decades old investment philosophy that seeks to deliver a superior rate of return while controlling risk. It remains our firm belief that the discipline of quantifying and managing downside risk is paramount and it shall remain a hallmark of the Westwood investment process. Looking for high-quality companies that are typically characterized by strong free cash flow generation, declining debt levels, and rising return on equity will continue to define the core of our process.

For the nine months ending September 30, 2009, the Timothy Plan Large / Mid Cap Value Fund produced a return of 17.80%, while the S&P 500 Index produced a return of 19.27%.

Security selection in the Technology and Consumer Discretionary sectors were the largest detractors to relative performance. The low quality, high beta, small company nature of the market rally did not favor our security selection discipline and the objective of the fund, and drove our relative underperformance. Among the worst performing securities was Financial Services firm PNC Financial Services, which had been sold from the portfolio prior to the 2009 rebound in that sector when the downside potential for the stock was not quantifiable, violating our asymmetric reward-to-risk requirement, and we sought to protect the portfolio from further capital loss. Mattel was impacted by slow holiday sales to consumers and was sold early in the year. Technology names Research in Motion fell on slower smartphone sales growth, and Harris Corp. has been hurt by fears of a decline in defense spending with the new Presidential administration.

Strong security selection in Consumer Staples, Producer Durables and Health Care aided relative performance. Best performing stocks included asset managers Blackrock and INVESCO, which reported solid AUM growth over the period. Also, Blackrock announced the purchase of Barclays Global Investors, which will make it the largest institutional asset management firm in the world. Dr. Pepper Snapple benefitted from acquisition activity in the industry as well as strong earnings growth as costs were well controlled and volumes increased. Finally, Flowserve and Union Pacific benefitted from the market’s rally and investor desire for companies that might benefit from an economic recovery.

As interest rates on Treasuries rise, risk appetites typically decline and capital flows into higher quality securities. Such an environment has historically led to relative outperformance for Westwood. With the Fed Funds short rate at zero today, rates can only rise from here; as such, we believe that we are poised for outperformance. This environment is reminiscent of the low quality rally in 2003 in which Westwood also lagged. However, for the 5-year period 2003-2007, Westwood was among the best relative performers in terms of high return, low risk, and superior risk-adjusted returns.

Westwood Management Corporation

Timothy Plan Fund Performance [10]

FUND PERFORMANCE – (Unaudited)

September 30, 2009

LARGE / MID CAP VALUE FUND

	9 Months		5 year	10 Year
	(1/1/09 - 9/30/09)	1 Year	Average	Average
Fund/Index	Total Return	Total Return	Annual Return	Annual Return
Timothy Large / Mid Cap Value Fund - Class A (With Sales Charge)	11.32%	-15.19%	3.53%	4.06%
S&P 500 Index	19.27%	-6.91%	1.01%	-5.43%
Timothy Large / Mid Cap Value Fund - Class B	17.19%	-11.89%	3.94%	3.85%
S&P 500 Index	19.27%	-6.91%	1.01%	-5.43%
Timothy Large / Mid Cap Value Fund - Class C*	15.92%	-11.90%	3.93%	2.63%	(a)
S&P 500 Index	19.27%	-6.91%	1.01%	0.76%	(a)

(a) For the period February 3, 2004 (commencement of share class operations) to September 30, 2009.
*With Maximum Deferred Sales Charge

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s A shares, and the S&P 500 Index on September 30, 1999 and held through September 30, 2009. The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of the fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

 Timothy Plan Fund Performance [11]

LETTER FROM THE MANAGER

September 30, 2009

FIXED INCOME FUND

The recession that began in December of 2007 is showing signs of being over, and the economy will likely demonstrate modest growth during the second half of 2009. Manufacturing is poised for a strong rebound as the inventory cycle swings toward a higher production to alleviate the largest gap in new orders to current inventories since 1975. However, the economy displays mixed signals about a recovery. Retail sales are still down 5.3% from a year ago as the negative wealth effect from falling home prices and higher unemployment keep consumer spending constrained. Unemployment has weakened significantly throughout the year reaching 9.8% in September while nearly 17% are underemployed.
The government has responded to the severe 2008-09 recession with unprecedented level of fiscal stimulus to try and restart the economy. However, the $787B stimulus package and other government measures like the Cash for Clunkers program have yet to lead to job growth. Support programs from Washington have helped housing in the lower priced end of the market to a modest recovery, but higher end home prices remain under pressure and mortgage delinquencies continue to rise. On the monetary front, the Federal Reserve has maintained an effective 0% Fed Funds Rate since last December coupled with quantitative easing programs including purchasing Agency MBS and U.S. Treasuries to keep rates low.
The bond market’s reaction to this environment for 2009 was mixed as Treasury rates generally moved higher over the last nine months. For example, the Treasury ten year yield started the year at 2.2% and reached 3.3 % on September 30th. On the other hand, the Federal Reserve held short rates low with the 3-month Treasury bill moving only 3 basis points (bp) higher to 0.1%. These changes produced a dramatically steeper yield curve, and the Barclays Treasury index generated a (2.3%) return year to date as of September 30. The non-government sectors of the bond market generated positive returns. For example, the Barclays investment grade credit index’s yield spread dropped sharply from 493 bp at the start of the year to 198bp on September 30 producing a 14.9% return.

Timothy Fixed Income Fund A shares generated an 8.70% return outperforming the 5.72% return of the Barclays Aggregate index benchmark year-to date through September 30. This was due in part to the over-weight in non-government sectors especially corporate bonds. While the Fund did not keep pace with the 12.50% return of the median Intermediate fund in Morningstar’s universe year-to-date 2009, the results in 2008 were 466 bp ahead when the median fund’s return was (4.70%).
The portfolio is conservatively structured with an average credit quality of AA and an average maturity of 5.3 years. Corporate bonds continue to be over-weighted to add yield and the portfolio has an 8.3% position in Treasury Inflation Protected Securities as of September 30. The portfolio has no exposure to subprime loans or CMBS, and the mortgage holdings are GNMA issues having the full faith and credit of the U.S. Treasury.

Barrow, Hanley, Mewhinney & Strauss

Timothy Plan Fund Performance [12]

FUND PERFORMANCE – (Unaudited)

September 30, 2009

FIXED INCOME FUND

	9 Months		5 year	10 Year
	(1/1/09 - 9/30/09)	1 Year	Average	Average
Fund/Index	Total Return	Total Return	Annual Return	Annual Return
Timothy Fixed Income Fund - Class A (With Sales Charge)	3.81%	4.49%	2.79%	3.99%
Barclays Capital U.S. Aggregate Bond Index	5.72%	10.56%	5.11%	6.18%
Timothy Fixed Income Fund - Class B	7.98%	7.42%	2.99%	3.65%
Barclays Capital U.S. Aggregate Bond Index	5.72%	10.56%	5.11%	6.18%
Timothy Fixed Income Fund - Class C*	6.94%	7.47%	2.96%	2.88%	(a)
Barclays Capital U.S. Aggregate Bond Index	5.72%	10.56%	5.11%	4.94%	(a)

(a) For the period February 3, 2004 (commencement of share class operations) to September 30, 2009.
*With Maximum Deferred Sales Charge

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s A shares, and the Barclays Capital U.S. Aggregate Bond Index on September 30, 1999 and held through September 30, 2009. The Barclays Capital U.S. Aggregate Bond Index is a widely recognized, unmanaged index of bond prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of the fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Timothy Plan Fund Performance [13]

LETTER FROM THE MANAGER

September 30, 2009

HIGH YIELD BOND FUND

The High Yield (HY) credit market moved significantly higher as did the equity market in 2Q09 and 3Q09 as signs increased that the economy will likely demonstrate modest growth during the second half of 2009. Along with the improved sentiment, cash inflows of $26 billion to HY funds helped create a significant rally driving yields lower. The Barclays Ba/B HY index started the year at a yield of 15.86% and moved to an 8.50% yield by September 30th. This generated a 38.77% return for the Barclays Ba/B Index year-to-date. The Barclays HY index that includes CCC rated bonds generated 50% for the year ahead of the 1991 record of 46%.

HY issuers readily took advantage of favorable market conditions. During 3Q09, the fifth most active quarter on record, the strong demand from investors easily absorbed $52B in new issuance. The issuance window for the HY market has been wide open for the last two quarters, a dramatic difference from just a year ago and a major contributor to good returns in 2009. Many HY issuers have taken advantage of the demand and greatly improved pricing to refinance and eliminate potential liquidity problems. Interestingly, many companies refinanced debt maturing in 24 to 36 months rather than the usual practice of waiting until just several months prior to maturity. Corporate treasurers are content to pay a small premium today for the security of knowing they will not have to face the uncertain conditions of 2008 over the next few years.

The Timothy High Yield Fund A shares returned 45.11% for the first nine months of 2009 ahead of both the 38.77% return from the Barclays Ba/B index benchmark and the 38.9% result of the Morningstar median HY fund. Issuers aiding performance included the following names which all more than doubled their 12/31/08 values: Helix Energy, Momentive Performance, Sanmina-SCI, Tyson Foods, and Vimplecom. Holdings that detracted from relative performance being up less than 25% included: Cricket Communications, Kansas City Southern, Tesoro, and Videotron.

The portfolio is typically maintained in a somewhat defensive posture within the HY market, and this strategy is heightened in the current environment where we believe it is prudent to become even more cautious. Security selection focuses heavily on manageable debt levels, decent growth prospects, and good liquidity. We maintain our theme of consumers seeking to spend less by “trading down” (pre-paid wireless), yet spending on necessities (Energy). Secured bonds that pledge solid collateral to back the securities and good covenant protection are stressed in the portfolio holdings. The portfolio is moderately diversified in 48 issuers having an average quality of Ba3/BB- with an average maturity of 6.1 years. We believe that the Fund provides an attractive risk/reward opportunity for investors able to withstand volatility.

Barrow, Hanley, Mewhinney & Strauss

Timothy Plan Fund Performance [14]

FUND PERFORMANCE – (Unaudited)

September 30, 2009

HIGH YIELD BOND FUND

	9 Months		5 year	Average
	(1/1/09 - 9/30/09)	1 Year	Average	Annual Return
Fund/Index	Total Return	Total Return	Annual Return	Since Inception	(a)
Timothy High Yield Bond Fund - Class A (With Sales Charge)	38.58%	8.71%	N/A	-1.47%
Barclays Capital U.S. Corporate High-Yield Bond Index	38.77%	17.43%	N/A	2.83%
Timothy High Yield Bond Fund - Class C*	42.46%	11.61%	N/A	-1.90%
Barclays Capital U.S. Corporate High-Yield Bond Index	38.77%	17.43%	N/A	2.83%

(a) For the period May 7, 2007 (commencement of investment in accordance with objective) to September 30, 2009.
*With Maximum Deferred Sales Charge

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s A shares, and the Barclays Capital U.S. Corporate High Yield Bond Index on May 7, 2007 and held through September 30, 2009. The Barclays Capital U.S. Corporate High Yield Bond Index is a widely recognized, unmanaged index of non-investment grade, fixed rate, taxable corporate bonds. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of the fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Timothy Plan Fund Performance [15]

LETTER FROM THE MANAGER

September 30, 2009

STRATEGIC GROWTH FUND

Dear Strategic Growth Fund Shareholder,

As I stated in my President’s Letter at the front of this report, 2008 was, by far, the worst year – in terms of financial market performance – in modern history. Your Strategic Growth Fund is a compilation of several of Timothy’s underlying funds and, as such, its performance is directly related to the performance of those underlying funds. As a review, your specific asset mix is approximately as follows:

· Large/Mid-Cap Value Fund = 20.0%

· Small-Cap Value Fund = 12.5%

· Large/Mid-Cap Growth Fund = 20.0%

· Aggressive Growth Fund = 12.5%

· International Fund = 25.0%

· High-Yield Bond Fund = 10.0%

Since your performance is so directly related to our underlying funds, you will be pleased to know that we have completed our efforts to upgrade the managers of all our funds and, in my opinion, all of our funds are now managed by firms that are as good as, if not better than, any mutual fund family in the industry. Please refer to each individual manager’s comments within this report for more detailed information as to why the funds under their responsibility performed as they did.

For what it is worth, all of our various managers believe we are either at or very near the bottom of this violent market. If they are right, as I believe they are – although no one can know for sure, then the potential rewards for current and new investments could far outweigh the risks. We fully expect 2009 to be rather rocky but also believe we could see a sustained recovery begin sometime during the last half of the year. As you well know, however, no one can guarantee future results. The one thing I can assure you of is that every one of our managers will be working very hard on your behalf.

Arthur D. Ally

President, The Timothy Plan

Timothy Plan Fund Performance [16]

FUND PERFORMANCE – (Unaudited)

September 30, 2009

STRATEGIC GROWTH FUND

	9 Months		5 year	Average
	(1/1/09 - 9/30/09)	1 Year	Average	Annual Return
Fund/Index	Total Return	Total Return	Annual Return	Since Inception
Timothy Strategic Growth Fund - Class A (With Sales Charge)	16.15%	-12.21%	-0.20%	-2.53%	(a)
DJ Global Moderately Aggressive Portfolio Index	26.42%	2.79%	5.16%	3.87%	(a)
Timothy Strategic Growth Fund - Class B	22.25%	-8.81%	0.21%	-2.63%	(b)
DJ Global Moderately Aggressive Portfolio Index	26.42%	2.79%	5.16%	4.06%	(b)
Timothy Strategic Growth Fund - Class C*	20.86%	-8.92%	0.19%	-0.37%	(c)
DJ Global Moderately Aggressive Portfolio Index	26.42%	2.79%	5.16%	4.84%	(c)

(a) For the period October 5, 2000 (commencement of investment in accordance with objective) to September 30, 2009.
(b) For the Period October 9, 2000 (commencement of share class operations) to September 30, 2009.
(c) For the Period February 3, 2004 (commencement of share class operations) to September 30, 2009.
*With Maximum Deferred Sales Charge

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s A shares, and the Dow Jones Global Moderately Aggressive Portfolio Index on October 5, 2000 and held through September 30, 2009. The Dow Jones Global Moderately Aggressive Portfolio Index is a widely recognized index that measures global stocks, bonds, and cash which are in turn represented by multiple sub-indexes. Performance figures include the change in value of the investments in the indexes and the reinvestment of dividends. The index returns do not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of the fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Timothy Plan Fund Performance [17]

LETTER FROM THE MANAGER

September 30, 2009

CONSERVATIVE GROWTH FUND

Dear Conservative Growth Fund Shareholder,

As I stated in my President’s Letter at the front of this report, 2008 was, by far, the worst year – in terms of financial market performance – in modern history. Your Conservative Growth Fund is a compilation of several of Timothy’s underlying funds and, as such, its performance is directly related to the performance of those underlying funds. As a review, your specific asset mix is approximately as follows:

· Large/Mid-Cap Value Fund = 20.0%

· Small-Cap Value Fund = 10.0%

· Large/Mid-Cap Growth Fund = 10.0%

· Aggressive Growth Fund = 5.0%

· International Fund = 15.0%

· High-Yield Bond Fund = 10.0%

· Fixed Income Fund = 30.0%

Since your performance is so directly related to our underlying funds, you will be pleased to know that we have completed our efforts to upgrade the managers of all our funds and, in my opinion, all of our funds are now managed by firms that are as good as, if not better than, any mutual fund family in the industry. Please refer to each individual manager’s comments within this report for more detailed information as to why the funds under their responsibility performed as they did.

For what it is worth, all of our various managers believe we are either at or very near the bottom of this violent market. If they are right, as I believe they are – although no one can know for sure, then the potential rewards for current and new investments could far outweigh the risks. We fully expect 2009 to be rather rocky but also believe we could see a sustained recovery begin sometime during the last half of the year. As you well know, however, no one can guarantee future results. The one thing I can assure you of is that every one of our managers will be working very hard on your behalf.

Arthur D. Ally

President, The Timothy Plan

Timothy Plan Fund Performance [18]

FUND PERFORMANCE – (Unaudited)

September 30, 2009

CONSERVATIVE GROWTH FUND

	9 Months		5 year	Average
	(1/1/09 - 9/30/09)	1 Year	Average	Annual Return
Fund/Index	Total Return	Total Return	Annual Return	Since Inception
Timothy Conservative Growth Fund - Class A (With Sales Charge)	12.40%	-6.75%	1.27%	0.64%	(a)
Dow Jones Global Moderate Portfolio Index	20.55%	5.02%	5.09%	4.63%	(a)
Timothy Conservative Growth Fund - Class B	18.22%	-3.03%	1.67%	0.51%	(b)
Dow Jones Global Moderate Portfolio Index	20.55%	5.02%	5.09%	4.77%	(b)
Timothy Conservative Growth Fund - Class C*	17.27%	-2.93%	1.70%	1.39%	(c)
Dow Jones Global Moderate Portfolio Index	20.55%	5.02%	5.09%	4.79%	(c)

(a) For the period October 5, 2000 (commencement of investment in accordance with objective) to September 30, 2009.
(b) For the Period October 9, 2000 (commencement of share class operations) to September 30, 2009.
(c) For the Period February 3, 2004 (commencement of share class operations) to September 30, 2009.
*With Maximum Deferred Sales Charge

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s A shares, and the Dow Jones Global Moderate Portfolio Index on October 5, 2000 and held through September 30, 2009. The Dow Jones Global Moderate Portfolio Index is a widely recognized index that measures stocks, bonds, and cash which in turn are represented by multiple sub-indexes. Performance figures include the change in value of the investments in the indexes and the reinvestment of dividends. The index returns do not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of the fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Timothy Plan Fund Performance [19]

FUND PROFILE

September 30, 2009

TIMOTHY PLAN AGGRESSIVE GROWTH FUND

FUND PROFILE (unaudited):

Top Ten Holdings		Industries
(% of Net Assets)		(% of Net Assets)

SBA Communications Corp. - Class A	3.02%	Information Technology	32.53%
Timothy Plan Money Market Fund	2.41%	Health Care	19.50%
Alexion Pharmaceuticals, Inc.	2.03%	Consumer Discretionary	13.00%
Jarden Corp.	1.98%	Financials	8.91%
Microsemi Corp.	1.83%	Industrials	8.77%
NICE Systems, Ltd. (ADR)	1.76%	Energy	7.20%
Marvell Technology Group, Ltd.	1.71%	Materials	4.94%
Informatica Corp.	1.58%	Telecommunication	4.78%
Ashland, Inc.	1.57%	Short-Term Investments	2.41%
Atlas Air Worldwide Holdings, Inc.	1.57%	Liabilities in Excess of Other Assets	(2.04)%
	19.46%		100.00%

TIMOTHY PLAN INTERNATIONAL FUND

FUND PROFILE (unaudited):

Top Ten Holdings		Industries
(% of Net Assets)		(% of Net Assets)

Banco Santander SA (ADR)	4.80%	Financials	22.56%
Henkel AG & Co. KGaA (ADR)	4.52%	Industrials	11.91%
Total S.A. (ADR)	3.45%	Materials	11.19%
Singapore Telecommunications, Ltd. (ADR)	3.44%	Consumer Staples	10.90%
Canon, Inc. (ADR)	3.31%	Telecommunication	9.56%
Smith & Nephew plc (ADR)	3.15%	Energy	8.10%
Fresenius Medical Care AG & Co. KGaA(ADR)	3.09%	Health Care	7.19%
Petroleo Brasileiro S.A. (ADR)	2.92%	Consumer Discretionary	6.30%
Keppel Corp., Ltd. (ADR)	2.91%	Utilities	5.11%
ABB, Ltd. (ADR)	2.80%	Information Technology	4.92%
	34.39%	Short-Term Investments	2.40%
		Liabilities in Excess of Other Assets	(0.14)%
			100.00%

Timothy Plan Top Ten Holdings/ Industries [20]

FUND PROFILE

September 30, 2009

TIMOTHY PLAN LARGE / MID CAP GROWTH FUND

FUND PROFILE (unaudited):

Top Ten Holdings		Industries
(% of Net Assets)		(% of Net Assets)

Timothy Plan Money Market Fund	5.44%	Information Technology	19.46%
Exxon Mobil Corp.	4.58%	Health Care	18.82%
Paychex, Inc.	3.74%	Financials	16.01%
Lowe's Companies, Inc.	3.03%	Energy	14.71%
T. Rowe Price Group, Inc.	2.48%	Consumer Discretionary	9.92%
Occidental Petroleum Corp.	2.27%	Industrials	7.73%
Medco Health Solutions, Inc.	2.24%	Short-Term Investments	5.44%
Franklin Resources, Inc.	2.07%	Materials	3.68%
SBA Communications Corp. - Class A	2.07%	Telecommunication	2.97%
L-3 Communications Holdings, Inc.	2.05%	Consumer Staples	1.78%
	29.97%	Liabilities in Excess of Other Assets	(0.52)%
			100.00%

TIMOTHY PLAN SMALL CAP VALUE FUND

FUND PROFILE (unaudited):

Top Ten Holdings		Industries
(% of Net Assets)		(% of Net Assets)

Timothy Plan Money Market Fund	4.51%	Industrials	28.94%
BE Aerospace, Inc.	2.64%	Financials	17.41%
Atlas America, Inc.	2.58%	Information Technology	12.17%
Middleby Corp.	2.49%	Consumer Discretionary	11.74%
Casey's General Stores, Inc.	2.48%	Consumer Staples	9.88%
Texas Capital Bancshares, Inc.	2.46%	Utilities	6.54%
AptarGroup, Inc.	2.43%	Materials	4.72%
Moog, Inc. - Class A	2.42%	Short-Term Investments	4.51%
Equity Lifestyle Properties, Inc.	2.36%	Energy	3.06%
Teledyne Technologies, Inc.	2.36%	Health Care	1.99%
	26.73%	Liabilities in Excess of Other Assets	(0.96)%
			100.00%

Timothy Plan Top Ten Holdings/ Industries [21]

FUND PROFILE

September 30, 2009

TIMOTHY PLAN LARGE / MID CAP VALUE FUND

FUND PROFILE (unaudited):

Top Ten Holdings		Industries
(% of Net Assets)		(% of Net Assets)

Exxon Mobil Corp.	4.38%	Financials	24.25%
BlackRock, Inc.	3.00%	Energy	17.91%
Occidental Petroleum Corp.	2.92%	Consumer Staples	13.38%
Flowserve Corp.	2.85%	Industrials	12.43%
McKesson Corp.	2.81%	Utilities	10.90%
Dr Pepper Snapple Group, Inc.	2.78%	Health Care	7.88%
Covidien PLC	2.75%	Information Technology	7.56%
McAfee, Inc.	2.75%	Short-Term Investments	2.39%
Emerson Electric Co.	2.65%	Consumer Discretionary	2.26%
CA, Inc.	2.56%	Materials	1.00%
	29.45%	Other Assets Less Liabilities	0.04%
			100.00%

Timothy Plan Top Ten Holdings/ Industries [22]

FUND PROFILE

September 30, 2009

TIMOTHY PLAN FIXED INCOME FUND

FUND PROFILE (unaudited):

Top Ten Holdings		Industries
(% of Net Assets)		(% of Net Assets)

Timothy Plan Money Market Fund	9.74%	Mortgage-Backed Securities	33.42%
U.S. Treasury Bond, 7.25%, 08/15/2022	6.24%	Government	17.48%
GNMA Pool 717072, 5.00%, 05/15/2039	5.69%	Financials	11.10%
TIP, 2.00%, 01/15/2014	5.03%	Short-Term Investments	9.74%
GNMA Pool 4541, 5.00%, 09/20/2039	3.83%	TIPS	8.20%
GNMA Pool 4072, 5.50%, 01/20/2038	3.58%	Utilities	5.97%
TIP, 2.50%, 07/15/2016	3.17%	Energy	5.82%
Federal Home Loan Bank, 5.50%, 08/13/2014	3.15%	Consumer Discretionary	3.02%
GNMA Pool 4058, 5.00%, 12/20/2037	2.81%	Industrials	3.00%
GNMA Pool 3939, 5.00%, 01/20/2037	2.52%	Other Assets Less Liabilities	1.26%
	45.76%	Information Technology	0.99%
			100.00%

TIMOTHY PLAN HIGH YIELD BOND FUND

FUND PROFILE (unaudited):

Top Ten Holdings		Industries
(% of Net Assets)		(% of Net Assets)

Timothy Plan Money Market Fund	5.37%	Energy	26.21%
Cricket Communications, Inc., 9.375% 11/01/2014	3.04%	Financials	14.17%
Goodyear Tire & Rubber Co., 10.50%, 05/15/2016	2.83%	Industrials	12.46%
Intergen NV, 9.00%, 06/30/2017	2.68%	Consumer Discretionary	11.15%
Prologis, 7.625%, 08/15/2014	2.65%	Utilities	10.14%
Helix Energy Solutions Group, Inc., 9.50%, 01/15/2016	2.61%	Materials	8.24%
Case New Holland, Inc., 7.75%, 09/01/2013	2.59%	Telecommunication	6.35%
Felcor Lodging LP, 3.135%, 12/01/2011	2.58%	Short-Term Investments	5.37%
USG Corp., 7.75%, 01/15/2018	2.51%	Other Assets Less Liabilities	3.41%
Ashtead Holdings PLC, 8.625%, 08/01/2015	2.50%	Consumer Staples	2.50%
	29.36%		100.00%

Timothy Plan Top Ten Holdings/ Industries [23]

FUND PROFILE

September 30, 2009

TIMOTHY PLAN MONEY MARKET FUND

FUND PROFILE (unaudited):

Top Ten Holdings		Industries
(% of Net Assets)		(% of Net Assets)

Federal Home Loan Bank, 0.19%, 11/06/2009	9.20%	U.S. Treasuries	79.12%
U.S. Treasury Bill, 0.16%, 10/29/2009	9.20%	U.S. Government Agencies	9.20%
U.S. Treasury Bill, 0.18%, 10/22/2009	9.20%	Money Market Instruments	8.00%
Fidelity Institutional Money Market Portfolio	8.00%	Asset-Backed Securities	3.82%
U.S. Treasury Bill, 0.13%, 12/31/2009	7.73%	Liabilities in Excess of Other Assets	(0.14)%
U.S. Treasury Bill, 0.13%, 12/10/2009	7.36%		100.00%
U.S. Treasury Bill, 0.14%, 12/17/2009	7.36%
U.S. Treasury Bill, 0.15%, 11/27/2009	7.36%
U.S. Treasury Bill, 0.17%, 11/19/2009	7.36%
U.S. Treasury Bill, 0.15%, 12/24/2009	6.44%
	79.21%

TIMOTHY PLAN STRATEGIC GROWTH FUND	TIMOTHY PLAN CONSERVATIVE GROWTH FUND
FUND PROFILE (unaudited):	FUND PROFILE (unaudited):

Asset Allocation		Asset Allocation
(% of Net Assets)		(% of Net Assets)

International	25.06%	Fixed Income	30.14%
Large / Mid Cap Growth	19.99%	Large / Mid Cap Value	19.92%
Large / Mid Cap Value	19.97%	International	15.00%
Aggressive Growth	12.47%	High Yield Bond	10.14%
Small Cap Value	12.43%	Large / Mid Cap Growth	9.97%
High Yield Bond	10.16%	Small Cap Value	9.92%
Liabilities in Excess of Other Assets	(0.08)%	Aggressive Growth	4.97%
	100.00%	Short-Term Investments	0.09%
		Liabilities in Excess of Other Assets	(0.15)%
			100.00%

Timothy Plan Top Ten Holdings/ Industries [24]

EXPENSE EXAMPLES

September 30, 2009

EXPENSE EXAMPLE (unaudited):

As a shareholder of a Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs,” (in dollars) of investing in each Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of April 1, 2009, through September 30, 2009.

Actual Expenses

The first line of the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes (unaudited)

The second line of the tables provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

Timothy Plan Top Ten Expense Examples [25]

EXPENSE EXAMPLES

September 30, 2009

Timothy Plan Aggressive Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
4/1/2009 through
	4/1/2009	9/30/2009	9/30/2009

Actual - Class A	$ 1,000.00	$ 1,322.58	$ 10.52

Hypothetical - Class A **	$ 1,000.00	$ 1,016.01	$ 9.13

Actual - Class B	$ 1,000.00	$ 1,319.62	$ 14.89

Hypothetical - Class B **	$ 1,000.00	$ 1,012.23	$ 12.91

Actual - Class C	$ 1,000.00	$ 1,318.61	$ 14.86

Hypothetical - Class C **	$ 1,000.00	$ 1,012.25	$ 12.89

*

Expenses are equal to the Fund’s annualized expense ratio of 1.81% for Class A, 2.56% for Class B, and 2.56% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period.) The Aggressive Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 32.26% for Class A, 31.96% for Class B, and 31.86% for Class C for the six-month period of April 1, 2009, to September 30, 2009.

** Assumes a 5% return before expenses.

Timothy Plan International Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
4/1/2009 through
	4/1/2009	9/30/2009	9/30/2009

Actual - Class A	$ 1,000.00	$ 1,408.24	$ 10.21

Hypothetical - Class A **	$ 1,000.00	$ 1,016.59	$ 8.55

Actual - Class C	$ 1,000.00	$ 1,403.41	$ 14.69

Hypothetical - Class C **	$ 1,000.00	$ 1,012.85	$ 12.30

*

Expenses are equal to the Fund’s annualized expense ratio of 1.69% for Class A and 2.44% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period.) The International Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 40.82% for Class A and 40.34% for Class C for the six-month period of April 1, 2009, to September 30, 2009.

** Assumes a 5% return before expenses.

Timothy Plan Top Ten Expense Examples [26]

EXPENSE EXAMPLES

September 30, 2009

Timothy Plan Large / Mid Cap Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
4/1/2009 through
	4/1/2009	9/30/2009	9/30/2009

Actual - Class A	$ 1,000.00	$ 1,312.96	$ 9.74

Hypothetical - Class A **	$ 1,000.00	$ 1,016.65	$ 8.49

Actual - Class B	$ 1,000.00	$ 1,305.48	$ 14.04

Hypothetical - Class B **	$ 1,000.00	$ 1,012.89	$ 12.26

Actual - Class C	$ 1,000.00	$ 1,308.09	$ 14.05

Hypothetical - Class C **	$ 1,000.00	$ 1,012.90	$ 12.25

*

Expenses are equal to the Fund’s annualized expense ratio of 1.68% for Class A, 2.43% for Class B, and 2.43% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period.) The Large / Mid Cap Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 31.30% for Class A, 30.55% for Class B, and 30.81% for Class C for the six-month period of April 1, 2009, to September 30, 2009.

** Assumes a 5% return before expenses.

Timothy Plan Small Cap Value Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
4/1/2009 through
	4/1/2009	9/30/2009	9/30/2009

Actual - Class A	$ 1,000.00	$ 1,327.72	$ 9.06

Hypothetical - Class A **	$ 1,000.00	$ 1,017.28	$ 7.85

Actual - Class B	$ 1,000.00	$ 1,323.44	$ 13.41

Hypothetical - Class B **	$ 1,000.00	$ 1,013.52	$ 11.62

Actual - Class C	$ 1,000.00	$ 1,322.06	$ 13.40

Hypothetical - Class C **	$ 1,000.00	$ 1,013.52	$ 11.62

*

Expenses are equal to the Fund’s annualized expense ratio of 1.55% for Class A, 2.30% for Class B, and 2.30% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period.) The Small Cap Value Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 32.77% for Class A, 32.34% for Class B, and 32.21% for Class C for the six-month period of April 1, 2009, to September 30, 2009.

**   Assumes a 5% return before expenses.

Timothy Plan Top Ten Expense Examples [27]

EXPENSE EXAMPLES

September 30, 2009

Timothy Plan Large / Mid Cap Value Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
4/1/2009 through
	4/1/2009	9/30/2009	9/30/2009

Actual - Class A	$ 1,000.00	$ 1,315.34	$ 8.90

Hypothetical - Class A **	$ 1,000.00	$ 1,017.38	$ 7.76

Actual - Class B	$ 1,000.00	$ 1,310.48	$ 13.25

Hypothetical - Class B **	$ 1,000.00	$ 1,013.60	$ 11.55

Actual - Class C	$ 1,000.00	$ 1,311.32	$ 13.22

Hypothetical - Class C **	$ 1,000.00	$ 1,013.63	$ 11.52

*

Expenses are equal to the Fund’s annualized expense ratio of 1.53% for Class A, 2.29% for Class B, and 2.28% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period.) The Large / Mid Cap Value Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 31.53% for Class A, 31.05% for Class B, and 31.13% for Class C for the six-month period of April 1, 2009, to September 30, 2009.

** Assumes a 5% return before expenses.

Timothy Plan Fixed Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
4/1/2009 through
	4/1/2009	9/30/2009	9/30/2009

Actual - Class A	$ 1,000.00	$ 1,064.90	$ 6.18

Hypothetical - Class A **	$ 1,000.00	$ 1,019.08	$ 6.04

Actual - Class B	$ 1,000.00	$ 1,060.25	$ 10.06

Hypothetical - Class B **	$ 1,000.00	$ 1,015.30	$ 9.84

Actual - Class C	$ 1,000.00	$ 1,060.40	$ 10.03

Hypothetical - Class C **	$ 1,000.00	$ 1,015.33	$ 9.81

*

Expenses are equal to the Fund’s annualized expense ratio of 1.19% for Class A, 1.95% for Class B, and 1.94% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period.) The Fixed Income Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 6.49% for Class A, 6.03% for Class B, and 6.04% for Class C for the six-month period of April 1, 2009, to September 30, 2009.

** Assumes a 5% return before expenses.

Timothy Plan Top Ten Expense Examples [28]

EXPENSE EXAMPLES

September 30, 2009

Timothy Plan High Yield Bond Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
4/1/2009 through
	4/1/2009	9/30/2009	9/30/2009

Actual - Class A	$ 1,000.00	$ 1,421.38	$ 8.66

Hypothetical - Class A **	$ 1,000.00	$ 1,017.92	$ 7.21

Actual - Class C	$ 1,000.00	$ 1,414.27	$ 13.11

Hypothetical - Class C **	$ 1,000.00	$ 1,014.21	$ 10.93

*

Expenses are equal to the Fund’s annualized expense ratio of 1.43% for Class A and 2.17% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period.) The High Yield Bond Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 42.14% for Class A and 41.43% for Class C for the six-month period of April 1, 2009, to September 30, 2009.

** Assumes a 5% return before expenses.

Timothy Plan Money Market Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
4/1/2009 through
	4/1/2009	9/30/2009	9/30/2009

Actual	$ 1,000.00	$ 1,000.40	$ 1.22

Hypothetical **	$ 1,000.00	$ 1,023.85	$ 1.23

*

Expenses are equal to the Fund’s annualized expense ratio of 0.24%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period.) The Money Market Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 0.04% for the six-month period of April 1, 2009, to September 30, 2009.

** Assumes a 5% return before expenses.

Timothy Plan Top Ten Expense Examples [29]

EXPENSE EXAMPLES

September 30, 2009

Timothy Plan Strategic Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
4/1/2009 through
	4/1/2009	9/30/2009	9/30/2009

Actual - Class A	$ 1,000.00	$ 1,344.59	$ 6.22

Hypothetical - Class A **	$ 1,000.00	$ 1,019.76	$ 5.36

Actual - Class B	$ 1,000.00	$ 1,341.23	$ 10.64

Hypothetical - Class B **	$ 1,000.00	$ 1,015.98	$ 9.16

Actual - Class C	$ 1,000.00	$ 1,339.67	$ 10.60

Hypothetical - Class C **	$ 1,000.00	$ 1,016.00	$ 9.14

*

Expenses are equal to the Fund’s annualized expense ratio of 1.06% for Class A, 1.81% for Class B, and 1.81% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period.) The Strategic Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 34.46% for Class A, 34.12% for Class B, and 33.97% for Class C for the six-month period of April 1, 2009, to September 30, 2009.

** Assumes a 5% return before expenses.

Timothy Plan Conservative Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
4/1/2009 through
	4/1/2009	9/30/2009	9/30/2009

Actual - Class A	$ 1,000.00	$ 1,255.71	$ 6.05

Hypothetical - Class A **	$ 1,000.00	$ 1,019.70	$ 5.42

Actual - Class B	$ 1,000.00	$ 1,251.99	$ 10.29

Hypothetical - Class B **	$ 1,000.00	$ 1,015.93	$ 9.21

Actual - Class C	$ 1,000.00	$ 1,252.80	$ 10.29

Hypothetical - Class C **	$ 1,000.00	$ 1,015.94	$ 9.20

*

Expenses are equal to the Fund’s annualized expense ratio of 1.07% for Class A, 1.82% for Class B, and 1.82% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period.) The Conservative Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 25.57% for Class A, 25.20% for Class B, and 25.28% for Class C for the six-month period of April 1, 2009, to September 30, 2009.
** Assumes a 5% return before expenses.

Timothy Plan Top Ten Expense Examples [30]

AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS
As of September 30, 2009

COMMON STOCKS - 99.63%
number of shares		fair value

	BANKS - 2.34%
5,344	Prosperity Bancshares, Inc.	$ 185,918
4,590	Signature Bank *	133,110
9,352	TCF Financial Corp.	121,950
		440,978

	CHEMICALS - 3.04%
6,850	Ashland, Inc.	296,057
23,984	Solutia, Inc. *	277,735
		573,792

	CONSUMER GOODS - 3.68%
4,000	Coach, Inc.	131,680
13,665	FGX International Holdings, Ltd. *	190,627
13,277	Jarden Corp.	372,685
		694,992

	EDUCATION - 2.39%
5,146	DeVry, Inc.	284,677
10,121	K12, Inc. *	166,794
		451,471

	FINANCIAL / INVESTMENT SERVICES - 5.29%
15,000	Broadpoint Gleacher Securities, Inc. *	125,100
9,150	Invesco, Ltd.	208,254
7,916	MSCI, Inc. - Class A *	234,472
3,302	Stifel Financial Corp. *	181,280
12,647	TD Ameritrade Holding Corp.*	248,134
		997,240

	HEALTHCARE - 10.09%
3,754	Amedisys, Inc. *	163,787
5,200	Catalyst Health Solutions, Inc. *	151,580
3,934	Henry Schein, Inc. *	216,016
6,986	ICON plc (ADR) *	171,087
6,060	Immucor, Inc. *	107,262
4,468	IPC The Hospitalist Co. *	140,519
3,875	NuVasive, Inc. *	161,820
7,800	Psychiatric Solutions, Inc. *	208,728
8,467	Sirona Dental Systems, Inc. *	251,893
3,515	SXC Health Solutions Corp. *	164,467
9,304	Wright Medical Group, Inc. *	166,169
		1,903,328

	INDUSTRIALS / MACHINERY - 1.66%
4,550	Gardner Denver, Inc. *	158,704
2,800	Grief, Inc. - Class A	154,140
		312,844

	INFORMATION TECHNOLOGY - 15.74%
5,399	Amphenol Corp. - Class A	203,434
45,614	Art Technology Group, Inc. *	176,070
7,065	Atheros Communications *	187,434
7,525	Cognizant Technology Solutions Corp. - Class A*	290,917
5,746	Concur Technologies, Inc. *	228,461
3,012	Equinix, Inc.*	277,104

The accompanying notes are an integral part of these financial statements.

Timothy Plan Schedules of Investments [31]

AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS
As of September 30, 2009

COMMON STOCKS - 99.63% (continued)
number of shares		fair value

	INFORMATION TECHNOLOGY - 15.74% (continued)
4,800	F5 Networks, Inc. *	$ 190,224
13,208	Informatica Corp. *	298,237
6,500	Juniper Networks, Inc. *	175,630
3,940	McAfee, Inc. *	172,533
8,891	Starent Networks Corp. *	226,009
8,527	Switch & Data Facilities Co.*	116,052
5,713	Sybase, Inc. *	222,236
10,452	VanceInfo Technologies, Inc. (ADR) *	203,187
		2,967,528

	INSTRUMENTS - 0.93%
1,948	Mettler-Toledo International, Inc. *	176,469

	INSURANCE - 1.28%
13,883	XL Capital, Ltd. - Class A	242,397

	MISCELLANEOUS SERVICES - 8.27%
4,822	Alliance Data Systems Corp. *	294,528
8,000	Constant Contact, Inc.*	154,000
10,041	EnergySolutions, Inc.	92,578
5,924	FTI Consulting, Inc. *	252,422
13,791	GSI Commerce, Inc. *	266,304
20,266	Sapient Corp. *	162,939
335	Shanda Games, Ltd. (ADR) *	3,919
2,705	VistaPrint NV *	137,279
6,803	Waste Connections, Inc. *	196,335
		1,560,304

	OIL / NATURAL GAS - 7.20%
4,895	Cabot Oil & Gas Corp.	174,996
14,000	Clean Energy Fuels Corp.*	201,740
7,967	Superior Energy Services, Inc. *	179,417
20,325	Venoco, Inc. *	233,941
13,741	Weatherford International, Ltd. *	284,851
4,900	Whiting Petroleum Corp. *	282,142
		1,357,087

	PHARMACEUTICALS - 8.47%
8,590	Alexion Pharmaceuticals, Inc. *	382,599
8,829	BioMarin Pharmaceutical, Inc. *	159,628
4,349	Cephalon, Inc. *	253,286
13,863	Eurand NV *	209,886
17,000	Impax Laboratoris, Inc. *	148,580
4,801	Onyx Pharmaceuticals, Inc. *	143,886
2,740	Regeneron Pharmaceuticals, Inc. *	52,882
5,020	United Therapeutics Corp. *	245,930
		1,596,677

	RESTAURANTS - 0.85%
15,020	Texas Roadhouse, Inc. *	159,512

The accompanying notes are an integral part of these financial statements.

Timothy Plan Schedules of Investments [32]

AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS
As of September 30, 2009

COMMON STOCKS - 99.63% (continued)
number of shares		fair value

	RETAIL - 6.08%
6,400	Aeropostale, Inc. *	$ 278,208
22,561	Coldwater Creek, Inc. *	185,000
3,796	Kohl's Corp. *	216,562
11,354	Lumber Liquidators, Inc. *	246,268
4,601	Ross Stores, Inc.	219,790
		1,145,828

	SEMICONDUCTORS - 13.54%
7,000	Broadcom Corp. - Class A *	214,830
12,000	Cypress Semiconductor Corp. *	123,960
20,730	Fairchild Semiconductor International, Inc.*	212,068
8,410	FormFactor, Inc. *	201,167
19,900	Marvell Technology Group, Ltd. *	322,181
5,571	McDermott International, Inc. *	140,779
21,851	Microsemi Corp. *	345,027
7,125	Monolithic Power Systems, Inc. *	167,081
3,850	Netlogic Microsystems, Inc.*	173,250
26,548	ON Semiconductor Corp.*	219,021
19,109	PMC-Sierra, Inc. *	182,682
5,415	Silicon Laboratories, Inc.*	251,039
		2,553,085

	STEEL PRODUCERS - 1.08%
13,284	Steel Dynamics, Inc.	203,777

	TELECOMMUNICATIONS - 4.93%
3,200	Aruba Networks, Inc. *	28,288
10,883	NICE Systems, Ltd. (ADR) *	331,278
21,080	SBA Communications Corp. - Class A *	569,792
		929,358

	TRANSPORTATION - 2.77%
9,274	Atlas Air Worldwide Holdings, Inc. *	296,490
6,134	Kirby Corp.*	225,854
		522,344

	Total Common Stocks (cost $15,292,522)	18,789,011

MONEY MARKET FUNDS - 2.41%
number of shares		fair value

454,894	Timothy Plan Money Market Fund, 0.07%(A) (B)	454,894

	Total Money Market Funds (cost $454,894)	454,894

	TOTAL INVESTMENTS (cost $15,747,416) - 102.04%	$ 19,243,905

	LIABILITIES IN EXCESS OF OTHER ASSETS - (2.04)%	(385,740)

	NET ASSETS - 100.00%	$ 18,858,165

(ADR) American Depositary Receipt.
* Non-income producing securities.
(A) Variable rate security; the rate shown represents the yield at September 30, 2009.
(B) Affiliated fund.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Schedules of Investments [33]

INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS
As of September 30, 2009

COMMON STOCKS - 97.74%
number of shares		fair value

	AUTOMOTIVE - 2.55%
32,500	Honda Motor Co., Ltd. (ADR)	$ 985,075

	BANKS - 16.27%
115,000	Banco Santander SA (ADR)	1,857,250
19,200	BNP Paribas (ADR) (B)	792,960
17,800	BOC Hong Kong (Holdings), Ltd. (ADR) (B)	788,540
20,000	Credit Agricole S.A. (ADR) (B)	206,800
26,000	DBS Group Holdings, Ltd. (ADR) (B)	978,900
29,400	Intesa Sanpaolo (ADR) * (B)	786,156
122,000	National Bank of Greece S.A. (ADR) *	879,620
		6,290,226

	BUILDING & CONSTRUCTION - 4.37%
21,000	Desarrolladora Homex S.A. de C.V. (ADR) *	793,380
28,000	Vinci SA (ADR) (B)	396,200
109,000	Wienerberger AG (ADR) * (B)	501,400
		1,690,980

	CHEMICALS - 6.45%
15,000	Agrium, Inc.	746,850
47,900	Henkel AG & Co. KGaA (ADR) (B)	1,748,350
		2,495,200

	CONSUMER GOODS - 6.36%
58,000	Cosan, Ltd. - Class A *	458,200
22,000	FUJIFILM Holdings Corp. (ADR) (B)	655,600
21,000	Kerry Group plc (ADR) (B)	600,075
43,000	Shiseido Co, Ltd. (ADR) (B)	744,760
		2,458,635

	DIVERSIFIED OPERATIONS - 5.62%
98,000	Keppel Corp., Ltd. (ADR) (B)	1,127,000
26,000	Mitsubishi Corp. (ADR) (B)	1,047,800
		2,174,800

	ELECTRIC POWER - 5.11%
15,000	International Power plc (ADR) (B)	697,650
9,700	RWE AG (ADR) (B)	904,234
20,000	Scottish & Southern Energy plc (ADR) (B)	373,000
		1,974,884

	FINANCIAL / INVESTMENT SERVICES - 2.83%
84,000	3i Group PLC (ADR) (B)	176,400
75,100	Mitsubishi UFJ Financial Group, Inc. (ADR)	401,034
17,000	ORIX Corp. (ADR)	516,460
		1,093,894

	HEALTHCARE - 6.24%
24,000	Fresenius Medical Care AG & Co. KGaA (ADR)	1,193,760
27,000	Smith & Nephew plc (ADR)	1,217,970
		2,411,730

The accompanying notes are an integral part of these financial statements.

Timothy Plan Schedules of Investments [34]

INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS
As of September 30, 2009

COMMON STOCKS - 97.74% (continued)
number of shares		fair value

	INDUSTRIALS - 3.35%
39,000	Atlas Copco AB - Class B (ADR) (B)	$ 450,450
52,900	Sterlite Industries (India), Ltd. (ADR)	844,813
		1,295,263

	INFORMATION TECHNOLOGY - 4.92%
32,000	Canon, Inc. (ADR)	1,279,680
24,000	Cap Gemini (ADR) (B)	624,000
		1,903,680

	INSURANCE - 3.47%
19,000	Tokio Marine Holdings, Inc. (ADR) (B)	545,300
33,500	Zurich Financial Services AG (ADR) (B)	795,625
		1,340,925

	MINERALS & MINING - 6.08%
47,380	Anglo American plc (ADR) * (B)	752,394
2,800	Rio Tinto plc (ADR)	476,812
35,000	Thompson Creek Metals Co., Inc. *	422,450
34,000	Vale SA (ADR)	697,340
		2,348,996

	OIL / NATURAL GAS - 8.10%
28,700	Petroleo Brasileiro S.A. (ADR)	1,128,197
29,668	StatoilHydro ASA (ADR)	668,717
22,500	Total S.A. (ADR)	1,333,350
		3,130,264

	PHARMACEUTICALS - 0.95%
18,000	Takeda Pharmaceutical Co., Ltd. (ADR) (B)	368,640

	RETAIL - 1.72%
30,000	William Morrison Supermarkets plc (ADR) (B)	664,500

	SERVICES - 2.80%
54,000	ABB, Ltd. (ADR) *	1,082,160

	STEEL - 0.99%
10,800	Tenaris S.A. (ADR)	384,696

	TELECOMMUNICATIONS - 9.56%
23,500	America Movil SAB de C.V. - Series L (ADR)	1,030,005
1,693	Chunghwa Telecom Co., Ltd. (ADR)	30,542
25,000	NTT DoCoMo, Inc. (ADR)	396,500
58,000	Singapore Telecommunications, Ltd. (ADR) (B)	1,328,200
51,000	Turkcell Iletisim Hizmetleri AS (ADR)	911,370
		3,696,617

	Total Common Stocks (cost $36,872,820)	37,791,165

The accompanying notes are an integral part of these financial statements.

Timothy Plan Schedules of Investments [35]

INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS
As of September 30, 2009

MONEY MARKET FUNDS - 2.40%
number of shares		fair value

926,250	Timothy Plan Money Market Fund, 0.07%(A)(C)	$ 926,250

	Total Money Market Funds (cost $926,250)	926,250

	TOTAL INVESTMENTS (cost $37,799,070) - 100.14%	$ 38,717,415

	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.14)%	(52,478)

	NET ASSETS - 100.00%	$ 38,664,937

(ADR) American Depositary Receipt.
(A) Variable rate security; the rate shown represents the yield at September 30, 2009.
(B) Securities are priced using an evaluated bid provided by an independent pricing source, which is based on the Fund's Good Faith Pricing Guidelines.
Such values are approved by the Board of Trustees and are considered Level 2 securities in accordance with GAAP valuation methods.
The total value of such securities at September 30, 2009 is $18,054,934, which represents 47% of net assets.
(C) Affiliated fund.

DIVERSIFICATION OF ASSETS
country		percentage of net assets
Austria		1.30%
Brazil		5.91%
Canada		3.02%
France		8.67%
Germany		9.95%
Greece		2.27%
Hong Kong		2.04%
India		2.18%
Ireland		1.55%
Italy		2.03%
Japan		17.95%
Luxembourg		1.00%
Mexico		4.72%
Norway		1.73%
Singapore		8.88%
Spain		4.80%
Sweden		1.17%
Switzerland		4.86%
Taiwan		0.08%
Turkey		2.36%
United Kingdom		11.27%
Total		97.74%
Money Market Funds		2.40%
Liabilities in excess of other assets		(0.14)%
Grand Total		100.00%

The accompanying notes are an integral part of these financial statements.

Timothy Plan Schedules of Investments [36]

LARGE/MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS
As of September 30, 2009

COMMON STOCKS - 95.08%
number of shares		fair value

	BANKS- 0.24%
7,350	TCF Financial Corp.	$ 95,844

	CHEMICALS - 1.84%
16,690	Ashland, Inc.	721,342

	CONSUMER GOODS - 3.56%
7,300	Coach, Inc.	240,316
9,150	Colgate-Palmolive Co.	697,962
16,350	Jarden Corp.*	458,944
		1,397,222

	DIVERSIFIED OPERATIONS - 1.19%
15,250	Ingersoll-Rand PLC	467,717

	EDUCATION - 1.48%
10,479	DeVry, Inc.	579,698

	FINANCIAL / INVESTMENT SERVICES - 9.51%
8,060	Franklin Resources, Inc.	810,836
22,630	Invesco, Ltd.	515,059
18,260	MSCI, Inc. - Class A *	540,861
16,050	SEI Investments Co.	315,864
21,250	T. Rowe Price Group, Inc.	971,125
29,330	TD Ameritrade Holding Corp. *	575,455
		3,729,200

	HEALTHCARE - 13.55%
23,860	AmerisourceBergen Corp.	533,987
6,870	C.R. Bard, Inc.	540,051
11,230	Covidien PLC	485,810
7,110	DaVita, Inc. *	402,710
6,880	Express Scripts, Inc. *	533,750
5,863	Henry Schein, Inc. *	321,937
5,270	Laboratory Corp. of America Holdings *	346,239
15,900	Medco Health Solutions, Inc. *	879,429
12,600	St. Jude Medical, Inc. *	491,526
14,545	Zimmer Holdings, Inc. *	777,430
		5,312,869

	INDUSTRIALS - 4.80%
9,297	Amphenol Corp. - Class A	350,311
8,330	Danaher Corp.	560,776
10,600	Gardner Denver, Inc. *	369,728
4,625	Grief, Inc. - Class A	254,606
13,630	Johnson Controls, Inc.	348,383
		1,883,804

	INFORMATION TECHNOLOGY - 8.06%
17,600	Cognizant Technology Solutions Corp. - Class A *	680,416
6,650	Equinix, Inc.*	611,800
10,825	F5 Networks, Inc. *	428,995
13,475	Juniper Networks, Inc. *	364,094
8,900	McAfee, Inc. *	389,731

The accompanying notes are an integral part of these financial statements.

Timothy Plan Schedules of Investments [37]

LARGE/MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS
As of September 30, 2009

COMMON STOCKS - 95.08% (continued)
number of shares		fair value

	INFORMATION TECHNOLOGY - 8.06% (continued)
380	Shanda Games, Ltd. (ADR) *	$ 4,446
8,575	Starent Networks Corp. *	217,977
11,950	Sybase, Inc. *	464,855
		3,162,314

	INSTRUMENTS - 2.05%
2,600	Mettler-Toledo International, Inc. *	235,534
13,000	Thermo Fisher Scientific, Inc. *	567,710
		803,244

	INSURANCE - 2.52%
8,890	Aflac, Inc.	379,959
34,775	XL Capital, Ltd. - Class A	607,172
		987,131

	MISCELLANEOUS SERVICES - 7.13%
11,645	Alliance Data Systems Corp. *	711,277
7,671	FTI Consulting, Inc. *	326,861
11,570	McDermott International, Inc. *	292,374
50,490	Paychex, Inc.	1,466,734
		2,797,246

	OIL & NATURAL GAS - 13.96%
10,500	Cabot Oil & Gas Corp.	375,375
11,140	Cameron International Corp. *	421,315
26,170	Exxon Mobil Corp.	1,795,524
11,350	Occidental Petroleum Corp.	889,840
30,870	StatoilHydro ASA (ADR)	695,810
32,950	Weatherford International, Ltd. *	683,054
10,700	Whiting Petroleum Corp. *	616,106
		5,477,024

	PHARMACEUTICALS - 3.83%
13,420	Alexion Pharmaceuticals, Inc. *	597,727
10,085	Cephalon, Inc. *	587,350
6,470	United Therapeutics Corp. *	316,965
		1,502,042

	RETAIL - 5.77%
4,950	Aeropostale, Inc. *	215,176
9,400	Kohl's Corp. *	536,270
56,800	Lowe's Companies, Inc.	1,189,392
6,725	Ross Stores, Inc.	321,253
		2,262,091

	SEMICONDUCTORS - 8.47%
16,505	Broadcom Corp. - Class A *	506,538
40,925	Marvell Technology Group, Ltd. *	662,576
25,225	Microsemi Corp. *	398,303
21,120	NVIDIA Corp. *	317,434
55,425	ON Semiconductor Corp. *	457,256

The accompanying notes are an integral part of these financial statements.

Timothy Plan Schedules of Investments [38]

LARGE/MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS
As of September 30, 2009

COMMON STOCKS - 95.08% (continued)
number of shares		fair value

	SEMICONDUCTORS - 8.47% (continued)
53,553	PMC-Sierra, Inc. *	$ 511,967
10,075	Silicon Laboratories, Inc.*	467,077
		3,321,151

	STEEL PRODUCERS - 1.19%
30,420	Steel Dynamics, Inc.	466,643

	TELECOMMUNICATIONS - 5.01%
10,000	L-3 Communications Holdings, Inc.	803,200
11,600	NICE Systems, Ltd. (ADR) *	353,104
29,975	SBA Communications Corp. - Class A *	810,224
		1,966,528

	TRANSPORTATION - 0.92%
9,760	Kirby Corp. *	359,363

	Total Common Stocks (cost $34,296,972)	37,292,473

MONEY MARKET FUNDS - 5.44%
number of shares		fair value

2,134,552	Timothy Plan Money Market Fund, 0.07%(A)(B)	2,134,552

	Total Money Market Funds (cost $2,134,552)	2,134,552

	TOTAL INVESTMENTS (cost $36,431,524) - 100.52%	$ 39,427,025

	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.52)%	(204,151)

	NET ASSETS - 100.00%	$ 39,222,874

*Non-income producing securities.
(ADR) American Depositary Receipt.
(A) Variable rate security; the rate shown represents the yield at September 30, 2009.
(B) Affiliated fund.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Schedules of Investments [39]

SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS
As of September 30, 2009

COMMON STOCKS - 91.76%
number of shares		fair value

	AEROSPACE EQUIPMENT - 7.42%
72,300	BE Aerospace, Inc. *	$ 1,456,122
45,300	Moog, Inc. - Class A *	1,336,350
36,200	Teledyne Technologies, Inc. *	1,302,838
		4,095,310

	BANKS - 8.28%
15,308	BancFirst Corp.	565,324
98,400	First Niagara Financial Group, Inc.	1,213,272
9,473	Suffolk Bancorp	280,496
80,526	Texas Capital Bancshares, Inc. *	1,356,058
28,600	UMB Financial Corp.	1,156,584
		4,571,734

	CONSTRUCTION - 3.04%
42,900	Astec Industries, Inc. *	1,092,663
18,200	Layne Christensen Co. *	583,310
		1,675,973

	CONSUMER GOODS - 9.83%
18,000	Chattem, Inc. *	1,195,380
17,200	Diamond Foods, Inc.	545,584
28,802	J & J Snack Foods Corp.	1,243,958
44,400	Jarden Corp.	1,246,308
48,100	Wolverine World Wide, Inc.	1,194,804
		5,426,034

	ELECTRIC POWER - 6.54%
57,600	Avista Corp.	1,164,672
50,100	Cleco Corp.	1,256,508
60,900	Westar Energy, Inc.	1,188,159
		3,609,339

	FINANCIAL & INVESTMENT SERVICES - 4.44%
56,900	Knight Capital Group, Inc. - Class A *	1,237,575
22,100	Stifel Financial Corp. *	1,213,290
		2,450,865

	HEALTHCARE - 1.99%
137,600	CryoLife, Inc. *	1,096,672

	INDUSTRIALS - 14.74%
29,398	A.O. Smith Corp.	1,120,064
35,900	AptarGroup, Inc.	1,341,224
86,200	Gentex Corp.	1,219,730
39,600	Kaydon Corp.	1,283,832
16,100	Lennox International, Inc.	581,532
25,000	Middleby Corp. *	1,375,250
32,300	Wabtec Corp	1,212,219
		8,133,851

The accompanying notes are an integral part of these financial statements.

Timothy Plan Schedules of Investments [40]

SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS
As of September 30, 2009

COMMON STOCKS - 91.76% (continued)
number of shares		fair value

	INFORMATION TECHNOLOGY - 5.43%
25,100	ManTech International Corp. - Class A *	$ 1,183,716
19,100	Perot Systems Corp. - Class A *	567,270
55,000	Progress Software Corp. *	1,245,750
		2,996,736

	MINING - 2.29%
104,700	Thompson Creek Metals Company, Inc. *	1,263,729

	MISCELLANEOUS SERVICES - 10.72%
38,000	Brink's Home Security Holdings, Inc. *	1,170,020
32,500	John Wiley & Sons, Inc. - Class A	1,130,350
94,100	Marcus Corp.	1,203,539
62,200	Rollins, Inc.	1,172,470
94,100	ValueClick, Inc. *	1,241,179
		5,917,558

	OIL & NATURAL GAS - 3.06%
29,600	Approach Resources, Inc. *	268,768
52,500	Atlas Energy, Inc.	1,421,175
		1,689,943

	RETAIL - 5.44%
30,300	BJ's Wholesale Club, Inc. *	1,097,466
43,600	Casey's General Stores, Inc.	1,368,168
17,900	Childrens Place Retail Stores, Inc. *	536,284
		3,001,918

	SEMICONDUCTORS - 2.28%
65,200	MKS Instruments, Inc. *	1,257,708

	STEEL - 1.97%
32,400	Northwest Pipe Co. *	1,086,372

	TRANSPORTATION - 4.29%
40,900	Genesee & Wyoming, Inc. - Class A *	1,240,088
29,600	Landstar System, Inc.	1,126,576
		2,366,664

	Total Common Stocks (cost $45,477,651)	50,640,406

REITs - 4.69%
number of shares		fair value

30,400	Equity Lifestyle Properties, Inc.	1,300,816
39,800	Mack-Cali Realty Corp.	1,286,734

	Total REITs (cost $2,436,627)	2,587,550

The accompanying notes are an integral part of these financial statements.

Timothy Plan Schedules of Investments [41]

SMALL CAP VALUE FUND

	SCHEDULE OF INVESTMENTS
	As of September 30, 2009

	MONEY MARKET FUNDS - 4.51%
	number of shares	fair value

2,489,135	Timothy Plan Money Market Fund, 0.07%(A) (B)	$ 2,489,135

	Total Money Market Funds (cost $2,489,135)	2,489,135

	TOTAL INVESTMENTS (cost $50,403,413) - 100.96%	$ 55,717,091

	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.96)%	(530,617)

	NET ASSETS - 100.00%	$ 55,186,474

	* Non-income producing securities.
(A) Variable rate security; the rate shown represents the yield at September 30, 2009.
	(B) Affiliated fund.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Schedules of Investments [42]

LARGE / MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS
As of September 30, 009

COMMON STOCKS - 90.75%
number of shares		fair value

	BANKS - 1.50%
52,000	BB&T Corp	$ 1,416,480

	CONSUMER GOODS - 13.87%
32,900	Bunge, Ltd.	2,059,869
30,600	Colgate-Palmolive Co.	2,334,168
91,100	Dr Pepper Snapple Group, Inc. *	2,619,125
62,100	Emerson Electric Co.	2,488,968
72,200	Sysco Corp.	1,794,170
33,100	The JM Smucker Co.	1,754,631
		13,050,931

	ELECTRIC POWER - 10.90%
62,700	American Electric Power Co., Inc.	1,943,073
67,500	Dominion Resources, Inc.	2,328,750
38,700	FirstEnergy Corp.	1,769,364
41,500	FPL Group, Inc.	2,292,045
60,500	Southern Co.	1,916,035
		10,249,267

	FINANCIAL & INVESTMENT SERVICES - 7.55%
13,000	BlackRock, Inc.	2,818,660
67,800	Eaton Vance Corp.	1,897,722
104,800	Invesco, Ltd.	2,385,248
		7,101,630

	HEALTHCARE - 7.88%
59,800	Covidien PLC	2,586,948
28,800	DENTSPLY International, Inc.	994,752
18,100	Laboratory Corp. of America Holdings *	1,189,170
44,300	McKesson Corp.	2,638,065
		7,408,935

	INDUSTRIALS - 1.00%
11,500	Praxair, Inc.	939,435

	INFORMATION TECHNOLOGY - 7.56%
109,700	CA, Inc.	2,412,303
59,100	McAfee, Inc. *	2,587,989
54,300	Sybase, Inc. *	2,112,270
		7,112,562

	INSURANCE - 8.38%
37,700	ACE, Ltd.	2,015,442
28,700	Arch Capital Group, Ltd. *	1,938,398
66,200	Axis Capital Holdings, Ltd.	1,997,916
68,300	Willis Group Holdings, Ltd.	1,927,426
		7,879,182

	MACHINERY - 5.13%
50,000	Deere & Co.	2,146,000
27,200	Flowserve Corp.	2,680,288
		4,826,288

The accompanying notes are an integral part of these financial statements.

Timothy Plan Schedules of Investments [43]

LARGE / MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS
As of September 30, 2009

COMMON STOCKS - 90.75%
number of shares		fair value

	MISCELLANEOUS SERVICES - 2.38%
70,100	Foster Wheeler AG *	$ 2,236,891

	OIL & NATURAL GAS - 17.91%
35,600	Anadarko Petroleum Corp.	2,233,188
20,700	Apache Corp.	1,900,881
20,600	ConocoPhillips	930,296
14,000	Devon Energy Corp.	942,620
60,100	Exxon Mobil Corp.	4,123,461
57,300	Marathon Oil Corp.	1,827,870
37,300	Murphy Oil Corp.	2,147,361
35,000	Occidental Petroleum Corp.	2,744,000
		16,849,677

	RETAIL - 4.41%
54,100	Advance Auto Parts, Inc.	2,125,048
35,800	Costco Wholesale Corp.	2,021,268
		4,146,316

	TRANSPORTATION - 2.28%
36,700	Union Pacific Corp.	2,141,445

	Total Common Stocks (cost $78,297,751)	85,359,039

MASTER LIMITED PARTNERSHIPS - 2.23%
number of shares		fair value

50,800	Lazard, Ltd. - Class A	2,098,548

	Total Master Limited Partnerships (cost $2,025,518)	2,098,548

REITs - 4.59%
number of shares		fair value

81,100	HCP, Inc.	2,330,814
26,400	Public Storage	1,986,336

	Total REITs (cost $4,577,838)	4,317,150

MONEY MARKET FUNDS - 2.39%
number of shares		fair value

2,248,006	Timothy Plan Money Market Fund, 0.07%(A) (B)	2,248,006

	Total Money Market Funds (cost $2,248,006)	2,248,006

	TOTAL INVESTMENTS (cost $87,149,113) -99.96%	$ 94,022,743

	OTHER ASSETS LESS LIABILITIES - 0.04%	35,755

	NET ASSETS - 100.00%	$ 94,058,498

* Non-income producing securities.
(A) Variable rate security; the rate shown represents the yield at September 30, 2009.
(B) Affiliated fund.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Schedules of Investments [44]

FIXED INCOME FUND

SCHEDULE OF INVESTMENTS
As of September 30, 2009

BONDS AND NOTES - 89.00%
par value		fair value

	ASSET-BACKED SECURITIES - 1.03%
$ 130,000	Honda Auto Receivables Owner Trust, 3.30%, 09/15/2015	$ 130,968
270,000	John Deere Owner Trust, 2.59%, 10/15/2013	274,671
145,000	John Deere Owner Trust, 3.96%, 05/16/2016	151,415

	Total Asset-Backed Securities (cost $545,092)	557,054

	CORPORATE BONDS - 28.87%
750,000	Anadarko Finance Co., 6.75%, 05/01/2011	797,334
750,000	Canadian National Railway Co., 5.80%, 06/01/2016	826,592
750,000	ConocoPhillips, 4.60%, 01/15/2015	801,411
500,000	Covidien International Finance SA, 5.45%, 10/15/2012	544,735
910,000	CRH America, Inc., 6.00%, 09/30/2016	934,221
950,000	Dominion Resources, Inc., 5.00%, 03/15/2013	997,575
500,000	Entergy Gulf States, Inc., 5.70%, 06/01/2015	504,803
900,000	ERP Operating LP, 5.125%, 03/15/2016	879,384
500,000	Express Scripts, Inc., 5.25%, 06/15/2012	531,104
750,000	Kinder Morgan Energy Partners LP, 5.125%, 11/15/2014	780,178
750,000	Marathon Oil Corp., 6.00%, 10/01/2017	789,553
750,000	Nisource Finance Corp., 5.40%, 07/15/2014	762,960
500,000	Oneok, Inc., 5.20%, 06/15/2015	518,774
750,000	PC Financial Partnership, 5.00%, 11/15/2014	774,000
300,000	Protective Life Secured Trusts, 5.75%, 01/15/2019	285,336
750,000	PSI Energy, Inc., 6.05%, 06/15/2016	826,326
750,000	Simon Property Group LP, 5.75%, 12/01/2015	768,172
500,000	Transocean, Inc., 6.00%, 03/15/2018	535,005
750,000	Tyco Electronics Group SA, 6.00%, 10/01/2012	794,027
300,000	Unitrin, Inc., 4.875%, 11/01/2010	297,084
750,000	Weatherford International, Ltd., 4.95%, 10/15/2013	780,643
750,000	Willis North America, Inc., 6.20%, 03/28/2017	735,245
135,000	Wisconsin Energy Corp., 6.50%, 04/01/2011	143,590

	Total Corporate Bonds (cost $14,935,969)	15,608,052

	U.S. GOVERNMENT & AGENCY OBLIGATIONS - 59.10%
	Government Notes & Bonds - 17.48%
1,000,000	Federal Home Loan Bank, 5.00%, 11/17/2017	1,094,266
1,500,000	Federal Home Loan Bank, 5.50%, 08/13/2014	1,701,846
1,000,000	U.S. Treasury Bond, 3.125%, 05/15/2019	984,297
1,000,000	U.S. Treasury Bond, 5.00%, 05/15/2037	1,159,219
2,500,000	U.S. Treasury Bond, 7.25%, 08/15/2022	3,373,047
500,000	U.S. Treasury Note, 3.875%, 05/15/2018	524,180
550,000	U.S. Treasury Note, 4.75%, 05/15/2014	613,251

	Total Government Notes & Bonds (cost $9,004,253)	9,450,106

The accompanying notes are an integral part of these financial statements.

Timothy Plan Schedules of Investments [45]

FIXED INCOME FUND

SCHEDULE OF INVESTMENTS
As of September 30, 2009

BONDS AND NOTES - 89.00% (continued)
par value		fair value

	U.S. GOVERNMENT & AGENCY OBLIGATIONS - 59.10% (continued)
	Government Mortgage-Backed Securities - 33.42%
$ 162,827	GNMA Pool 3584, 6.00%, 07/20/2034	$ 174,689
362,996	GNMA Pool 3612, 6.50%, 09/20/2034	387,620
1,091,874	GNMA Pool 3625, 6.00%, 10/20/2034	1,163,978
458,715	GNMA Pool 3637, 5.50%, 11/20/2034	484,671
721,207	GNMA Pool 3665, 5.50%, 01/20/2035	761,384
365,181	GNMA Pool 3679, 6.00%, 02/20/2035	388,297
940,718	GNMA Pool 3711, 5.50%, 05/20/2035	993,123
1,059,681	GNMA Pool 3865, 6.00%, 06/20/2036	1,125,102
779,526	GNMA Pool 3910, 6.00%, 10/20/2036	827,651
1,314,024	GNMA Pool 3939, 5.00%, 01/20/2037	1,362,778
1,464,055	GNMA Pool 4058, 5.00%, 12/20/2037	1,518,374
1,837,941	GNMA Pool 4072, 5.50%, 01/20/2038	1,934,380
2,000,000	GNMA Pool 4541, 5.00%, 09/20/2039	2,072,952
60,077	GNMA Pool 585163, 5.00%, 02/15/2018	63,780
61,151	GNMA Pool 585180, 5.00%, 02/15/2018	64,919
66,755	GNMA Pool 592492, 5.00%, 03/15/2018	70,870
49,633	GNMA Pool 599821, 5.00%, 01/15/2018	52,692
750,514	GNMA Pool 604182, 5.50%, 04/15/2033	793,200
550,660	GNMA Pool 663776, 6.50%, 01/15/2037	585,868
2,967,060	GNMA Pool 717072, 5.00%, 05/15/2039	3,077,583
156,066	GNMA Pool 781694, 6.00%, 12/15/2031	166,684

	Total Government Mortgage-Backed Securities (cost $17,355,948)	18,070,595

	Treasury Inflation Indexed Bonds - 8.20%
2,622,465	TIP, 2.00%, 01/15/2014	2,719,168
1,599,615	TIP, 2.50%, 07/15/2016	1,716,587

	Total Treasury Inflation Indexed Bonds (cost $4,279,660)	4,435,755

	Total U.S. Government & Agency Obligations (cost $30,639,861)	31,956,456

	Total Bonds and Notes (cost $46,120,922)	48,121,562

MONEY MARKET FUNDS - 9.74%
number of shares		fair value

5,268,261	Timothy Plan Money Market Fund, 0.07% (A) (B)	5,268,261

	Total Money Market Funds (cost $5,268,261)	5,268,261

	TOTAL INVESTMENTS (cost $51,389,183)- 98.74%	$53,389,823

	OTHER ASSETS LESS LIABILITIES - 1.26%	679,334

	NET ASSETS - 100.00%	$54,069,157

(A) Variable rate security; the rate shown represents the yield at September 30, 2009.
(B) Affiliated fund.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Schedules of Investments [46]

HIGH YIELD BOND FUND

SCHEDULE OF INVESTMENTS
As of September 30, 2009

BONDS AND NOTES - 91.22%
par value		fair value

	CORPORATE BONDS - 91.22%
$ 250,000	Actuant Corp., 6.875%, 06/15/2017	$ 233,750
250,000	Arch Coal, Inc., 8.75%, 08/01/2016 (A)	258,750
500,000	Ashtead Holdings PLC, 8.625%, 08/01/2015 (A)	482,500
500,000	Atlas Pipeline Partners LP, 8.125%, 12/15/2015	405,000
500,000	Berry Petroleum Co., 8.25%, 11/01/2016	482,500
275,000	Black Hills Corp., 9.00%, 05/15/2014	311,972
500,000	Case New Holland, Inc., 7.75%, 09/01/2013 (A)	500,000
100,000	Concho Resources, Inc., 8.625%, 10/01/2017	103,000
200,000	Copano Energy LLC, 7.75%, 06/01/2018	191,000
575,000	Cricket Communications, Inc., 9.375% 11/01/2014	586,500
500,000	Crum & Forster Holdings Corp., 7.75%, 05/01/2017	462,500
500,000	Dynegy Holdings, Inc., 7.75%, 06/01/2019	428,750
150,000	El Paso Corp., 12.00%, 12/12/2013	171,750
500,000	Energy Future Holdings Corp., 10.875%, 11/01/2017	380,000
500,000	Felcor Lodging LP, 3.135%, 12/01/2011 (B)	497,500
500,000	Forest Oil Corp., 7.25%, 06/15/2019	470,000
250,000	Georgia-Pacific LLC, 7.70%, 06/15/2015	253,750
500,000	Goodyear Tire & Rubber Co., 10.50%, 05/15/2016	545,000
500,000	Helix Energy Solutions Group, Inc., 9.50%, 01/15/2016 (A)	502,500
500,000	Intergen NV, 9.00%, 06/30/2017 (A)	517,500
420,000	Ipalco Enterprises, Inc., 7.25%, 04/01/2016 (A)	423,150
250,000	Iron Mountain, Inc., 6.625%, 01/01/2016	242,500
500,000	Janus Capital Group, Inc., 6.70%, 06/15/2017	476,485
200,000	Kansas City Southern Railway, 13.00%, 12/15/2013	231,000
400,000	Liberty Mutual Group, Inc., 10.75%, 06/15/2058 (A)(B)	386,000
500,000	MarkWest Energy Partners LP, 6.875%, 11/01/2014	472,500
500,000	Momentive Performance Materials, Inc., 9.75%, 12/01/2014	390,000
275,000	Nisource Finance Corp., 10.75%, 03/15/2016	323,705
500,000	Prologis, 7.625%, 08/15/2014	511,495
100,000	Range Resources Corp., 8.00%, 05/15/2019	103,000
500,000	Sanmina-SCI Corp., 8.125%, 03/01/2016	470,000
500,000	Sealy Mattress Co., 8.25%, 06/15/2014	465,000
250,000	Service Corp. International, 7.00%, 06/15/2017	245,000
500,000	Smithfield Foods, Inc., 7.00%, 08/01/2011	482,500
500,000	Swift Energy Co., 7.125%, 06/01/2017	437,500
190,000	Teck Resources, Ltd., 10.25%, 05/15/2016	215,650
250,000	Terra Capital, Inc., 7.00%, 02/01/2017	261,875
310,000	Tesoro Corp., 9.75%, 06/01/2019	323,950
500,000	Texas Industries, Inc., 7.25%, 07/15/2013	482,500
400,000	Toll Brothers Finance Corp., 6.75%, 11/01/2019	399,494
150,000	Tyson Foods, Inc., 10.50%, 03/01/2014	170,625
500,000	United States Steel Corp., 6.05%, 06/01/2017	467,694
500,000	USG Corp., 7.75%, 01/15/2018	485,000
200,000	Videotron, Ltd., 9.125%, 04/15/2018	217,500
400,000	Vimpel Communications, 9.125%, 04/30/2018 (A)	420,500
500,000	W & T Offshore, Inc., 8.25%, 06/15/2014 (A)	457,500
250,000	Whiting Petroleum Corp., 7.00%, 02/01/2014	248,125

	TOTAL CORPORATE BONDS (cost $17,590,160)	17,594,470

The accompanying notes are an integral part of these financial statements.

Timothy Plan Schedules of Investments [47]

HIGH YIELD BOND FUND

SCHEDULE OF INVESTMENTS
As of September 30, 2009

MONEY MARKET FUNDS - 5.37%
number of shares		fair value

1,034,441	Timothy Plan Money Market Fund, 0.07%(C) (D)	$ 1,034,441

	Total Money Market Funds (cost $1,034,441)	1,034,441

	TOTAL INVESTMENTS (cost $18,624,601) - 96.59%	$ 18,628,911

	OTHER ASSETS LESS LIABILITIES - 3.41%	658,254

	NET ASSETS - 100.00%	$ 19,287,165

(A) 144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(B) Variable rate security; the rate shown represents the rate at September 30, 2009.
(C) Affiliated fund.
(D) Variable rate security; the rate shown represents the yield at September 30, 2009.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Schedules of Investments [48]

MONEY MARKET FUND

SCHEDULE OF INVESTMENTS
As of September 30, 2009

SHORT-TERM INVESTMENTS - 100.14%
par value		fair value

	Asset-Backed Securities - 3.82%
$ 84,957	CNH Equipment Trust, 1.35%, 06/04/2010	$ 84,957
457,879	Harley-Davidson Motorcycle Trust, 1.49%, 05/15/2010	457,879
495,564	Honda Auto Receivables Owner Trust, 1.32%, 05/17/2010	495,564

	Total Asset-Backed Securities (amortized cost $1,038,400)	1,038,400

	Money Market Funds - 8.00%
2,173,377	Fidelity Institutional Money Market Portfolio, 0.37% (B)	2,173,377

	Total Money Market Funds (cost $2,173,377)	2,173,377

	U.S. Government & Government Agencies (A) - 88.32%
2,500,000	Federal Home Loan Bank, 0.19%, 11/06/2009	2,499,525
1,000,000	U.S. Treasury Bill, 0.09%, 01/21/2010	999,736
1,000,000	U.S. Treasury Bill, 0.14%, 01/28/2010	999,560
2,100,000	U.S. Treasury Bill, 0.13%, 12/31/2009	2,099,336
1,750,000	U.S. Treasury Bill, 0.15%, 12/24/2009	1,749,414
2,000,000	U.S. Treasury Bill, 0.14%, 12/17/2009	1,999,423
2,000,000	U.S. Treasury Bill, 0.13%, 12/10/2009	1,999,494
1,100,000	U.S. Treasury Bill, 0.14%, 12/03/2009	1,099,730
2,000,000	U.S. Treasury Bill, 0.15%, 11/27/2009	1,999,531
2,000,000	U.S. Treasury Bill, 0.17%, 11/19/2009	1,999,537
1,550,000	U.S. Treasury Bill, 0.18%, 11/12/2009	1,549,683
2,500,000	U.S. Treasury Bill, 0.16%, 10/29/2009	2,499,696
2,500,000	U.S. Treasury Bill, 0.18%, 10/22/2009	2,499,745

	Total U.S. Government Agencies (amortized cost $23,994,410)	23,994,410

	TOTAL INVESTMENTS (cost $27,206,187) - 100.14%	$ 27,206,187

	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.14)%	(37,980)

	TOTAL NET ASSETS - 100.00%	$ 27,168,207

(A) Discount note; the rate shown represents the yield at September 30, 2009.
(B) Variable rate security; the rate shown represents the yield at September 30, 2009.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Scheduled of Investments [49]

STRATEGIC GROWTH FUND

SCHEDULE OF INVESTMENTS
As of September 30, 2009

MUTUAL FUNDS (A) - 100.08%
number of shares		fair value

1,212,952	Timothy Plan Aggressive Growth Fund	$ 5,470,413
526,737	Timothy Plan High Yield Bond Fund	4,456,195
1,462,078	Timothy Plan International Fund	10,994,827
1,633,626	Timothy Plan Large/Mid Cap Growth Fund	8,772,575
817,575	Timothy Plan Large/Mid Cap Value Fund	8,764,405
532,284	Timothy Plan Small Cap Value Fund	5,455,909

	Total Mutual Funds (cost $56,438,100)	43,914,324

	Total Investments (cost $56,438,100)- 100.08%	$ 43,914,324

	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.08)%	(33,884)

	TOTAL NET ASSETS - 100.00%	$ 43,880,440

(A) Affiliated Funds - Class A.
(B) Variable rate security; the rate shown represents the yield at September 30, 2009.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Schedules of Investments [50]

CONSERVATIVE GROWTH FUND

SCHEDULE OF INVESTMENTS
As of September 30, 2009

MUTUAL FUNDS (A) - 100.06%
number of shares		fair value

506,794	Timothy Plan Aggressive Growth Fund	$ 2,285,641
1,365,851	Timothy Plan Fixed Income Fund	13,849,730
550,490	Timothy Plan High Yield Bond Fund	4,657,141
916,256	Timothy Plan International Fund	6,890,242
853,144	Timothy Plan Large/Mid Cap Growth Fund	4,581,386
853,934	Timothy Plan Large/Mid Cap Value Fund	9,154,175
444,793	Timothy Plan Small Cap Value Fund	4,559,126

	Total Mutual Funds (cost $52,110,956)	45,977,441

MONEY MARKET FUNDS - 0.09%
number of shares		fair value

40,213	Timothy Plan Money Market Fund, 0.07%(A) (B)	40,213

	Total Money Market Funds (cost $40,213)	40,213

	TOTAL INVESTMENTS (cost $52,151,169)- 100.15%	$ 46,017,654

	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.15)%	(67,336)

	NET ASSETS - 100.00%	$ 45,950,318

(A) Affiliated Funds - Class A.
(B) Variable rate security; the rate shown represents the yield at September 30, 2009.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Schedules of Investments [51]

STATEMENTS OF ASSETS AND LIABILITIES
As of September 30, 2009

ASSETS
	Aggressive Growth Fund	International Fund

Cost, Investments in Unaffiliated Securities [NOTE 1]	$ 15,292,522	$ 36,872,820
Cost, Investments in Affiliated Securities[NOTE 1]	454,894	926,250
Total Cost, Investments	15,747,416	37,799,070

Fair Value, Investments in Unaffiliated Securities [NOTE 1]	$ 18,789,011	$ 37,791,165
Fair Value, Investments in Affiliated Securities[NOTE 1]	454,894	926,250
Total Fair Value, Investments	19,243,905	38,717,415

Receivable for:
Investments Sold	38,174	151,960
Fund Shares Sold	6,956	145,573
Interest	19	27
Dividends	3,901	60,771
Tax Reclaim	-	12,371
Prepaid Expenses	9,671	10,446

Total Assets	19,302,626	39,098,563

LIABILITIES

Accrued Advisory Fees	13,080	31,390
Accrued 12b-1 Fees	4,971	8,698
Accrued Expenses	17,980	24,777
Payable for:
Investments Purchased	167,814	268,583
Fund Shares Redeemed	240,616	100,178

Total Liabilities	444,461	433,626

Net Assets	$ 18,858,165	$ 38,664,937

SOURCES OF NET ASSETS

Net Assets Consisted of:
Paid-in Capital	$ 25,617,591	$ 50,895,343
Accumulated Undistributed Net Investment Income (Loss)	-	426,390
Accumulated Net Realized Gain (Loss) on Investments	(10,255,915)	(13,575,141)
Net Unrealized Appreciation (Depreciation) on Investments	3,496,489	918,345

Net Assets	$18,858,165	$ 38,664,937

The accompanying notes are an integral part of these financial statements.

Timothy Plan Statements of Assets and Liabilities [52]

STATEMENTS OF ASSETS AND LIABILITIES
As of September 30, 2009

ASSETS
	Large / Mid Cap Growth Fund	Small Cap Value Fund

Cost, Investments in Unaffiliated Securities [NOTE 1]	$ 34,296,972	$ 47,914,278
Cost, Investments in Affiliated Securities[NOTE 1]	2,134,552	2,489,135
Total Cost, Investments	36,431,524	50,403,413

Fair Value, Investments in Unaffiliated Securities [NOTE 1]	$ 37,292,473	$ 53,227,956
Fair Value, Investments in Affiliated Securities[NOTE 1]	2,134,552	2,489,135
Total Fair Value, Investments	39,427,025	55,717,091

Receivable for:
Investments Sold	168,355	-
Fund Shares Sold	22,431	22,144
Interest	77	88
Dividends	11,830	61,107
Prepaid Expenses	12,372	10,331

Total Assets	39,642,090	55,810,761

LIABILITIES

Accrued Advisory Fees	27,122	38,145
Accrued 12b-1 Fees	9,975	16,023
Accrued Expenses	26,573	38,331
Payable for:
Investments Purchased	217,777	9,966
Fund Shares Redeemed	137,769	521,822

Total Liabilities	419,216	624,287

Net Assets	$ 39,222,874	$ 55,186,474

SOURCES OF NET ASSETS

Net Assets Consisted of:
Paid-in Capital	$ 47,394,452	$ 70,249,134
Accumulated Net Realized Gain (Loss) on Investments	(11,167,079)	(20,376,338)
Net Unrealized Appreciation (Depreciation) on Investments	2,995,501	5,313,678

Net Assets	$ 39,222,874	$ 55,186,474

The accompanying notes are an integral part of these financial statements.

Timothy Plan Statements of Assets and Liabilities [53]

STATEMENTS OF ASSETS AND LIABILITIES
As of September 30, 2009

ASSETS
	Large / Mid Cap Value Fund	Fixed Income Fund

Cost, Investments in Unaffiliated Securities [NOTE 1]	$ 84,901,107	$ 46,120,922
Cost, Investments in Affiliated Securities[NOTE 1]	2,248,006	5,268,261
Total Cost, Investments	87,149,113	51,389,183

Fair Value, Investments in Unaffiliated Securities [NOTE 1]	$ 91,774,737	$ 48,121,562
Fair Value, Investments in Affiliated Securities[NOTE 1]	2,248,006	5,268,261
Total Fair Value, Investments	94,022,743	53,389,823

Receivable for:
Investments Sold	793,315	-
Fund Shares Sold	64,927	346,216
Interest	88	432,313
Dividends	96,690	-
Prepaid Expenses	12,525	13,894

Total Assets	94,990,288	54,182,246

LIABILITIES

Accrued Advisory Fees	65,433	19,478
Accrued 12b-1 Fees	26,109	14,314
Accrued Expenses	61,595	31,355
Payable for:
Fund Shares Redeemed	778,653	47,942

Total Liabilities	931,790	113,089

Net Assets	$ 94,058,498	$ 54,069,157

SOURCES OF NET ASSETS

Net Assets Consisted of:
Paid-in Capital	$ 113,096,333	$ 54,097,173
Accumulated Undistributed Net Investment Income (Loss)	318,708	(12,064)
Accumulated Net Realized Gain (Loss) on Investments	(26,230,173)	(2,016,592)
Net Unrealized Appreciation (Depreciation) on Investments	6,873,630	2,000,640

Net Assets	$ 94,058,498	$ 54,069,157

The accompanying notes are an integral part of these financial statements.

Timothy Plan Statements of Assets and Liabilities [54]

STATEMENTS OF ASSETS AND LIABILITIES
As of September 30, 2009

ASSETS
	High Yield Bond Fund	Money Market Fund

Cost, Investments in Unaffiliated Securities [NOTE 1]	$ 17,590,160	$ 27,206,187
Cost, Investments in Affiliated Securities[NOTE 1]	1,034,441	-
Total Cost, Investments	18,624,601	27,206,187

Fair Value, Investments in Unaffiliated Securities [NOTE 1]	$ 17,594,470	$ 27,206,187
Fair Value, Investments in Affiliated Securities[NOTE 1]	1,034,441	-
Total Fair Value, Investments	18,628,911	27,206,187

Receivable for:
Waiver of Advisory Fees	-	6,399
Fund Shares Sold	252,700	-
Interest	427,389	1,462
Prepaid Expenses	9,563	9,762

Total Assets	19,318,563	27,223,810

LIABILITIES

Accrued Advisory Fees	9,050	-
Accrued 12b-1 Fees	4,090	-
Accrued Expenses	18,258	19,666
Payable for:
Fund Shares Redeemed	-	35,194
Fund Distributions	-	743

Total Liabilities	31,398	55,603

Net Assets	$ 19,287,165	$ 27,168,207

SOURCES OF NET ASSETS

Net Assets Consisted of:
Paid-in Capital	$ 22,171,961	$ 27,160,524
Accumulated Undistributed Net Investment Income (Loss)	-	7,683
Accumulated Net Realized Gain (Loss) on Investments	(2,889,106)	-
Net Unrealized Appreciation (Depreciation) on Investments	4,310	-

Net Assets	$ 19,287,165	$ 27,168,207

The accompanying notes are an integral part of these financial statements.

Timothy Plan Statements of Assets and Liabilities [55]

STATEMENTS OF ASSETS AND LIABILITIES
As of September 30, 2009

ASSETS
	Strategic Growth Fund	Conservative Growth Fund

Cost, Investments in Affiliated Securities[NOTE 1]	$ 56,438,100	$ 52,151,169
Total Cost, Investments	56,438,100	52,151,169

Fair Value, Investments in Affiliated Securities[NOTE 1]	$ 43,914,324	$ 46,017,654
Total Fair Value, Investments	43,914,324	46,017,654

Receivable for:
Investments Sold	286,755	100,836
Fund Shares Sold	3,039	29,438
Interest	3	6
Prepaid Expenses	10,920	12,340

Total Assets	44,215,041	46,160,274

LIABILITIES

Accrued Advisory Fees	23,161	23,720
Accrued 12b-1 Fees	8,545	7,872
Accrued Expenses	28,224	24,480
Payable for:
Investments Purchased	236,755	90,836
Fund Shares Redeemed	16,008	63,048
To custodian (overdraft)	21,908	-

Total Liabilities	334,601	209,956

Net Assets	$ 43,880,440	$ 45,950,318

SOURCES OF NET ASSETS

Net Assets Consisted of:
Paid-in Capital	$ 61,326,364	$ 54,777,608
Accumulated Undistributed Net Investment Income (Loss)	-	607,877
Accumulated Net Realized Gain (Loss) on Investments	(4,922,148)	(3,301,652)
Net Unrealized Appreciation (Depreciation) on Investments	(12,523,776)	(6,133,515)

Net Assets	$ 43,880,440	$ 45,950,318

The accompanying notes are an integral part of these financial statements.

Timothy Plan Statements of Assets and Liabilities [56]

STATEMENTS OF ASSETS AND LIABILITIES
As of September 30, 2009

NET ASSETS (unlimited shares of $0.001 par beneficial interest authorized)
	Aggressive Growth Fund	International Fund	Large / Mid Cap Growth Fund

Class A Shares:
Net Assets	$ 17,007,432	$37,248,039	$ 35,972,796

Shares Outstanding	3,769,574	4,952,578	6,704,956

Net Asset Value and Redemption Price per Share	$ 4.51	$ 7.52	$ 5.37
Offering Price Per Share (NAV / 0.945)	$ 4.77	$ 7.96	$ 5.68

Class B Shares:
Net Assets	$ 373,437	N/A	$ 1,129,567

Shares Outstanding	89,585	N/A	225,958

Net Asset Value, Offering and Redemption
Price per Share	$ 4.17	N/A	$ 5.00

Class C Shares:
Net Assets	$ 1,477,296	$ 1,416,898	$ 2,120,511

Shares Outstanding	353,475	191,131	423,467

Net Asset Value and Offering Price per Share	$ 4.18	$ 7.41	$ 5.01
Minimum Redemption Price Per Share (NAV * 0.99)	$ 4.14	$ 7.34	$ 4.96

NET ASSETS (unlimited shares of $0.001 par beneficial interest authorized)
	Small Cap Value Fund	Large / Mid Cap Value Fund	Fixed Income Fund

Class A Shares:
Net Assets	$ 47,267,573	$82,784,218	$ 48,073,600

Shares Outstanding	4,612,901	7,722,005	4,741,865

Net Asset Value and Redemption Price per Share	$ 10.25	$ 10.72	$ 10.14
Offering Price Per Share *	$ 10.85	$ 11.34	$ 10.62

Class B Shares:
Net Assets	$ 4,052,151	$1,721,849	$ 783,293

Shares Outstanding	454,328	176,552	79,656

Net Asset Value, Offering and Redemption
Price per Share	$ 8.92	$ 9.75	$ 9.83

Class C Shares:
Net Assets	$ 3,866,750	$9,552,431	$ 5,212,264

Shares Outstanding	430,319	981,459	530,513

Net Asset Value and Offering Price per Share	$ 8.99	$ 9.73	$ 9.82
Minimum Redemption Price Per Share (NAV * 0.99)	$ 8.90	$ 9.63	$ 9.72

*NAV / 0.945 for Small Cap Value and Large / Mid Cap Value and 0.955 for Fixed Income

The accompanying notes are an integral part of these financial statements.

Timothy Plan Statements of Assets and Liabilities [57]

STATEMENTS OF ASSETS AND LIABILITIES
As of September 30, 2009

NET ASSETS (unlimited shares of $0.001 par beneficial interest authorized)
	High Yield Bond Fund	Money Market Fund

Class A Shares:
Net Assets	$18,739,690	$27,168,207

Shares Outstanding	2,215,635	27,160,380

Net Asset Value and Redemption Price per Share	$ 8.46	$1.00
Offering Price Per Share (NAV / 0.955) *	$8.86	N/A

Class B Shares:
Net Assets	N/A	N/A

Shares Outstanding	N/A	N/A

Net Asset Value, Offering and Redemption
Price per Share	N/A	N/A

Class C Shares:
Net Assets	$547,475	N/A

Shares Outstanding	64,302	N/A

Net Asset Value and Offering Price per Share	$8.51	N/A
Minimum Redemption Price Per Share (NAV * 0.99)	$8.42	N/A

NET ASSETS (unlimited shares of $0.001 par beneficial interest authorized)
	Strategic Growth Fund	Conservative Growth Fund

Class A Shares:
Net Assets	$30,065,668	$33,128,489

Shares Outstanding	5,037,125	4,014,231

Net Asset Value and Redemption Price per Share	$5.97	$8.25
Offering Price Per Share (NAV / 0.945)	$ 6.32	$ 8.73

Class B Shares:
Net Assets	$6,207,207	$5,322,152

Shares Outstanding	1,096,223	678,287

Net Asset Value, Offering and Redemption
Price per Share	$ 5.66	$7.85

Class C Shares:
Net Assets	$ 7,607,565	$7,499,677

Shares Outstanding	1,347,921	957,797

Net Asset Value and Offering Price per Share	$ 5.64	$7.83
Minimum Redemption Price Per Share (NAV * 0.99)	$ 5.58	$ 7.75

*Money Market not subject to a sales load

The accompanying notes are an integral part of these financial statements.

Timothy Plan Statements of Assets and Liabilities [58]

AGGRESSIVE GROWTH FUND

STATEMENTS OF OPERATIONS
For the Fiscal Period Ended September 30, 2009 and the Fiscal Year Ended December 31, 2008

	For the period ended 9/30/09	*	For the year ended 12/31/08
INVESTMENT INCOME

Interest from:
Affiliated Investments	$ 513		$ 22,474
Dividends from:
Unaffiliated Investments	32,522		71,461

Total Investment Income	33,035		93,935

EXPENSES

Investment Advisory Fees [NOTE 4]	103,807		204,332
12b-1 Fees [NOTE 4]
Class A	27,428		53,323
Class B	2,847		8,247
Class C	9,564		18,852
Fund Accounting, Transfer Agency, & Administration Fees	24,449		42,697
Out-of-Pocket Expense	18,882		37,315
Registration Fees	18,414		24,972
Custodian Fees	14,376		23,797
Miscellaneous Expense	4,459		5,173
Audit Fees	4,261		5,278
Printing Expense	2,973		3,111
CCO Expense	1,551		2,148
Trustee Fees	1,337		2,907
Insurance Expense	683		853

Total Net Expenses	235,031		433,005

Net Investment Income (Loss)	(201,996)		(339,070)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on Unaffiliated Investments	(2,667,673)		(7,557,154)
Net Increase from Payment by Affiliate [NOTE 5]	-		24,684
Change in Unrealized Appreciation (Depreciation)
of Investments	6,229,851		(5,095,846)
Net Realized and Unrealized Gain (Loss) on Investments	3,562,178		(12,628,316)

Net Increase (Decrease) in Net Assets
Resulting from Operations	$ 3,360,182		$ (12,967,386)

*The Fund elected to change its fiscal year end from December 31 to September 30. The information presented is for
January 1, 2009 through September 30, 2009.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Statements of Operations [59]

INTERNATIONAL FUND

STATEMENTS OF OPERATIONS
For the Fiscal Period Ended September 30, 2009 and the Fiscal Year Ended December 31, 2008

	For the period ended 9/30/09	*	For the year ended 12/31/08
INVESTMENT INCOME

Interest from:
Affiliated Investments	$ 2,676		$ 52,411
Dividends from:
Unaffiliated Investments (A)	848,556		1,102,043

Total Investment Income	851,232		1,154,454

EXPENSES

Investment Advisory Fees [NOTE 4]	250,425		416,037
12b-1 Fees [NOTE 4]
Class A	60,634		100,534
Class C	7,889		13,902
Fund Accounting, Transfer Agency, & Administration Fees	50,674		73,598
Registration Fees	17,467		30,433
Out-of-Pocket Expense	16,914		21,515
Audit Fees	11,432		12,539
Custodian Fees	6,767		12,640
Printing Expense	5,081		7,271
CCO Expense	2,739		3,716
Miscellaneous Expense	2,715		2,634
Trustee Fees	2,064		2,800
Insurance Expense	1,339		1,472

Total Net Expenses	436,140		699,091

Net Investment Income (Loss)	415,092		455,363

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on Unaffiliated Investments	(5,756,467)		(7,208,911)
Change in Unrealized Appreciation (Depreciation)
of Investments	13,894,617		(17,417,187)
Net Realized and Unrealized Gain (Loss) on Investments	8,138,150		(24,626,098)

Net Increase (Decrease) in Net Assets
Resulting from Operations	$ 8,553,242		$ (24,170,735)

*The Fund elected to change its fiscal year end from December 31 to September 30. The information presented is for January 1, 2009 through September 30, 2009.
(A) Net of foreign withholding taxes of $118,358 and $44,580, respectively.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Statements of Operations [60]

LARGE/MID CAP GROWTH FUND

STATEMENTS OF OPERATIONS
For the Fiscal Period Ended September 30, 2009 and the Fiscal Year Ended December 31, 2008

	For the period ended 9/30/09	*	For the year ended 12/31/08
INVESTMENT INCOME

Interest from:
Affiliated Investments	$ 1,230		$ 41,980
Dividends from:
Unaffiliated Investments	280,261	(A)	402,475

Total Investment Income	281,491		444,455

EXPENSES

Investment Advisory Fees [NOTE 4]	218,826		409,706
12b-1 Fees [NOTE 4]
Class A	59,030		110,009
Class B	7,528		15,180
Class C	13,794		26,792
Fund Accounting, Transfer Agency, & Administration Fees	52,219		85,066
Out-of-Pocket Expense	39,406		62,973
Registration Fees	20,671		24,764
Custodian Fees	10,968		20,549
Audit Fees	8,009		10,512
Printing Expense	5,818		6,021
Miscellaneous Expense	3,765		440
CCO Expense	2,867		5,508
Trustee Fees	1,906		5,732
Insurance Expense	1,459		1,829

Total Net Expenses	446,266		785,081

Net Investment Income (Loss)	(164,775)		(340,626)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on Unaffiliated Investments	(2,950,198)		(7,879,763)
Change in Unrealized Appreciation (Depreciation)
of Investments	10,218,574		(12,968,068)
Net Realized and Unrealized Gain (Loss) on Investments	7,268,376		(20,847,831)

Net Increase (Decrease) in Net Assets
Resulting from Operations	$ 7,103,601		$ (21,188,457)

*The Fund elected to change its fiscal year end from December 31 to September 30. The information presented is for January 1, 2009 through September 30, 2009.
(A) Net of foreign withholding taxes of $5,300.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Statements of Operations [61]

SMALL CAP VALUE FUND

STATEMENTS OF OPERATIONS
For the Fiscal Period Ended September 30, 2009 and the Fiscal Year Ended December 31, 2008

	For the period ended 9/30/09	*	For the year ended 12/31/08
INVESTMENT INCOME

Interest from:
Affiliated Investments	$ 1,783		$ 84,371
Dividends from:
Unaffiliated Investments	317,407		959,366

Total Investment Income	319,190		1,043,737

EXPENSES

Investment Advisory Fees [NOTE 4]	307,489		572,983
12b-1 Fees [NOTE 4]
Class A	76,818		140,048
Class B	27,931		60,750
Class C	26,551		53,156
Fund Accounting, Transfer Agency, & Administration Fees	73,346		118,881
Out-of-Pocket Expense	42,396		65,327
Registration Fees	18,670		27,409
Audit Fees	12,696		14,659
Printing Expense	8,801		8,025
Custodian Fees	8,291		17,798
CCO Expense	4,641		6,065
Miscellaneous Expense	2,922		-
Trustee Fees	2,770		7,229
Insurance Expense	2,000		2,891

Total Net Expenses	615,322		1,095,221

Net Investment Income (Loss)	(296,132)		(51,484)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Capital Gain Dividends from REIT's	23,271		97,582
Net Realized Gain (Loss) on Unaffiliated Investments	(1,480,291)		(18,562,090)
Change in Unrealized Appreciation (Depreciation)
of Investments	9,015,718		(6,072,615)
Net Realized and Unrealized Gain (Loss) on Investments	7,558,698		(24,537,123)

Net Increase (Decrease) in Net Assets
Resulting from Operations	$ 7,262,566		$ (24,588,607)

*The Fund elected to change its fiscal year end from December 31 to September 30. The information presented is for
January 1, 2009 through September 30, 2009.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Statements of Operations[62]

LARGE / MID CAP VALUE FUND

STATEMENTS OF OPERATIONS
For the Fiscal Period Ended September 30, 2009 and the Fiscal Year Ended December 31, 2008

	For the period ended 9/30/09	*	For the year ended 12/31/08
INVESTMENT INCOME

Interest from:
Affiliated Investments	$ 2,939		$ 79,855
Dividends from:
Unaffiliated Investments	1,298,833		2,033,093

Total Investment Income	1,301,772		2,112,948

EXPENSES

Investment Advisory Fees [NOTE 4]	517,026		943,946
12b-1 Fees [NOTE 4]
Class A	133,261		236,916
Class B	13,873		42,308
Class C	61,350		120,552
Fund Accounting, Transfer Agency, & Administration Fees	122,606		195,563
Out-of-Pocket Expense	75,343		130,384
Registration Fees	23,962		34,523
Audit Fees	21,270		24,355
Printing Expense	12,736		14,403
Custodian Fees	11,828		26,002
CCO Expense	6,715		9,961
Trustee Fees	4,715		13,339
Insurance Expense	3,265		4,466
Miscellaneous Expense	3,073		827

Total Net Expenses	1,011,023		1,797,545

Net Investment Income (Loss)	290,749		315,403

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Capital Gain Dividends from REIT's	56,992		119,453
Net Realized Gain (Loss) on Unaffiliated Investments	(5,325,537)		(21,143,902)
Change in Unrealized Appreciation (Depreciation)
of Investments	19,278,975		(34,286,147)
Net Realized and Unrealized Gain (Loss) on Investments	14,010,430		(55,310,596)

Net Increase (Decrease) in Net Assets
Resulting from Operations	$ 14,301,179		$ (54,995,193)

*The Fund elected to change its fiscal year end from December 31 to September 30. The information presented is for January 1, 2009 through September 30, 2009.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Statements of Operations [63]

FIXED INCOME FUND

STATEMENTS OF OPERATIONS
For the Fiscal Period Ended September 30, 2009 and the Fiscal Year Ended December 31, 2008

	For the period ended 9/30/09	*	For the year ended 12/31/08
INVESTMENT INCOME

Interest from:
Affiliated Investments	$ 2,752		$ 51,996
Unaffiliated Investments	1,551,064		2,592,912

Total Investment Income	1,553,816		2,644,908

EXPENSES

Investment Advisory Fees [NOTE 4]	203,120		294,056
12b-1 Fees [NOTE 4]
Class A	75,849		111,814
Class B	7,838		14,885
Class C	27,300		27,951
Fund Accounting, Transfer Agency, & Administration Fees	67,697		86,977
Out-of-Pocket Expense	43,607		52,779
Registration Fees	17,778		26,966
Audit Fees	10,896		10,592
Custodian Fees	7,412		11,660
Printing Expense	6,943		6,354
Miscellaneous Expense	6,207		8,238
CCO Expense	3,862		4,325
Trustee Fees	2,738		5,837
Insurance Expense	1,721		1,978

Total Expenses	482,968		664,412

Fees Waived by Adviser [NOTE 4]	(50,780)		(73,514)

Total Net Expenses	432,188		590,898

Net Investment Income (Loss)	1,121,628		2,054,010

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on Unaffiliated Investments	(363,079)		(988,457)
Change in Unrealized Appreciation (Depreciation)
of Investments	3,043,140		(1,280,539)
Net Realized and Unrealized Gain (Loss) on Investments	2,680,061		(2,268,996)

Net Increase (Decrease) in Net Assets
Resulting from Operations	$ 3,801,689		$ (214,986)

*The Fund elected to change its fiscal year end from December 31 to September 30. The information presented is for
January 1, 2009 through September 30, 2009.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Statements of Operations [64]

HIGH YIELD BOND FUND

STATEMENTS OF OPERATIONS
For the Fiscal Period Ended September 30, 2009 and the Fiscal Year Ended December 31, 2008

	For the period ended 9/30/09	*	For the year ended 12/31/08
INVESTMENT INCOME

Interest from:
Affiliated Investments	$ 431		$ 14,215
Unaffiliated Investments	1,165,935		1,532,151
Dividends from:
Unaffiliated Investments	-		4,648

Total Investment Income	1,166,366		1,551,014

EXPENSES

Investment Advisory Fees [NOTE 4]	68,590		109,836
12b-1 Fees [NOTE 4]
Class A	28,001		45,151
Class C	2,312		2,457
Fund Accounting, Transfer Agency, & Administration Fees	22,420		32,354
Registration Fees	17,631		31,040
Audit Fees	11,918		14,482
Out-of-Pocket Expense	5,846		8,089
Miscellaneous Expense	4,250		5,636
Custodian Fees	2,846		4,471
Printing Expense	2,449		2,249
CCO Expense	1,191		1,643
Trustee Fees	858		2,109
Insurance Expense	570		673

Total Net Expenses	168,882		260,190

Net Investment Income (Loss)	997,484		1,290,824

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on Unaffiliated Investments	(1,807,422)		(1,081,685)
Change in Unrealized Appreciation (Depreciation)
of Investments	6,648,416		(5,758,446)
Net Realized and Unrealized Gain (Loss) on Investments	4,840,994		(6,840,131)

Net Increase (Decrease) in Net Assets
Resulting from Operations	$ 5,838,478		$ (5,549,307)

*The Fund elected to change its fiscal year end from December 31 to September 30. The information presented is for January 1, 2009 through September 30, 2009.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Statement of Operations [65]

MONEY MARKET FUND

STATEMENTS OF OPERATIONS
For the Fiscal Period Ended September 30, 2009 and the Fiscal Year Ended December 31, 2008

	For the period ended 9/30/09	*	For the year ended 12/31/08
INVESTMENT INCOME

Interest from:
Unaffiliated Investments	92,206		750,287

Total Investment Income	92,206		750,287

EXPENSES

Investment Advisory Fees [NOTE 4]	132,991		183,719
Fund Accounting, Transfer Agency, & Administration Fees	48,035		53,654
Registration Fees	13,882		18,104
Custodian Fees	10,523		18,006
Out-of-Pocket Expense	8,390		13,494
Audit Fees	8,129		6,524
Printing Expense	4,555		5,031
CCO Expense	2,561		2,234
Trustee Fees	1,894		3,430
Insurance Expense	1,305		1,111
Miscellaneous Expense	-		736

Total Expenses	232,265		306,043

Fees Waived by Adviser [NOTE 4]	(44,330)		(107,015)
Expenses Reimbursed by Adviser [NOTE 4]	(115,446)		-
Fees Waived by Administrator	-		(4,277)	(A)

Total Net Expenses	72,489		194,751

Net Investment Income (Loss)	19,717		555,536

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on Unaffiliated Investments	5,397		2,939
Net Realized and Unrealized Gain (Loss) on Investments	5,397		2,939

Net Increase (Decrease) in Net Assets
Resulting from Operations	$ 25,114		$ 558,475

*The Fund elected to change its fiscal year end from December 31 to September 30. The information presented is for
January 1, 2009 through September 30, 2009.
(A) The Administrator reimbursed the Fund for a loss caused by a processing error.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Statement of Operations [66]

STRATEGIC GROWTH FUND

STATEMENTS OF OPERATIONS
For the Fiscal Period Ended September 30, 2009 and the Fiscal Year Ended December 31, 2008

	For the period ended 9/30/09	*	For the year ended 12/31/08
INVESTMENT INCOME

Interest from:
Affiliated Investments	$ 25		$ 1,347
Dividends from:
Affiliated Investments	242,012		652,645

Total Investment Income	242,037		653,992

EXPENSES

Investment Advisory Fees [NOTE 4]	184,884		374,071
12b-1 Fees [NOTE 4]
Class B	34,077		81,487
Class C	37,285		67,727
Fund Accounting, Transfer Agency, & Administration Fees	58,007		102,713
Registration Fees	20,913		27,994
Out-of-Pocket Expense	19,543		36,558
Audit Fees	9,850		12,658
Custodian Fees	6,558		15,817
Printing Expense	5,147		7,339
CCO Expense	3,585		5,201
Trustee Fees	3,078		6,967
Insurance Expense	1,613		2,451
Miscellaneous Expense	1,299		-

Total Net Expenses	385,839		740,983

Net Investment Income (Loss)	(143,802)		(86,991)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Capital Gain Dividends from Affiliated Investment
Companies	-		94,136
Net Realized Gain (Loss) on Affiliated Investments	(2,575,633)		(2,291,137)
Change in Unrealized Appreciation (Depreciation)
of Investments	10,776,761		(25,435,252)
Net Realized and Unrealized Gain (Loss) on Investments	8,201,128		(27,632,253)

Net Increase (Decrease) in Net Assets
Resulting from Operations	$ 8,057,326		$ (27,719,244)

*The Fund elected to change its fiscal year end from December 31 to September 30. The information presented is for January 1, 2009 through September 30, 2009.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Statement of Operations [67]

CONSERVATIVE GROWTH FUND

STATEMENTS OF OPERATIONS
For the Fiscal Period Ended September 30, 2009 and the Fiscal Year Ended December 31, 2008

	For the period ended 9/30/09	*	For the year ended 12/31/08
INVESTMENT INCOME

Interest from:
Affiliated Investments	$ 26		$ 1,445
Dividends from:
Affiliated Investments	543,784		1,195,721

Total Investment Income	543,810		1,197,166

EXPENSES

Investment Advisory Fees [NOTE 4]	185,398		326,412
12b-1 Fees [NOTE 4]
Class B	28,700		59,950
Class C	37,316		55,214
Fund Accounting, Transfer Agency, & Administration Fees	57,735		89,476
Registration Fees	20,192		28,652
Out-of-Pocket Expense	19,450		28,125
Audit Fees	10,028		10,935
Custodian Fees	5,948		9,420
Printing Expense	5,262		6,240
CCO Expense	3,633		4,485
Trustee Fees	2,423		5,514
Insurance Expense	1,575		2,041
Miscellaneous Expense	1,293		-

Total Net Expenses	378,953		626,464

Net Investment Income (Loss)	164,857		570,702

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Capital Gain Dividends from Affiliated Investment
Companies	-		78,533
Net Realized Gain (Loss) on Affiliated Investments	(2,036,120)		(1,179,921)
Change in Unrealized Appreciation (Depreciation)
of Investments	8,547,732		(16,268,127)
Net Realized and Unrealized Gain (Loss) on Investments	6,511,612		(17,369,515)

Net Increase (Decrease) in Net Assets
Resulting from Operations	$ 6,676,469		$ (16,798,813)

*The Fund elected to change its fiscal year end from December 31 to September 30. The information presented is for January 1, 2009 through September 30, 2009.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Statement of Operations [68]

AGGRESSIVE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS
		Period ended		Year ended		Year ended
		09/30/09	(A)	12/31/08		12/31/07

	Operations:
	Net Investment Income (Loss)	$ (201,996)		$ (339,070)		$ (288,823)
	Net Realized Gain (Loss) on Investments	(2,667,673)		(7,557,154)		3,055,958
	Net Increase from Payment by Affiliate [NOTE 5]	-		24,684		-
	Change in Unrealized Appreciation (Depreciation) of Investments	6,229,851		(5,095,846)		(713,394)
	Net Increase (Decrease) in Net Assets (resulting from operations)	3,360,182		(12,967,386)		2,053,741

	Distributions to Shareholders From:
	Net Realized Gains:
	Class A	-		(42,783)		(2,436,130)
	Class B	-		(1,613)		(119,047)
	Class C	-		(4,029)		(245,732)
	Total Distributions	-		(48,425)		(2,800,909)

	Capital Share Transactions:
	Proceeds from Shares Sold:
	Class A	1,228,054	(B)	7,041,334	(C)	8,677,760
	Class B	-		3,577		2,250
	Class C	190,027		343,835		601,086
	Dividends Reinvested:
	Class A	-		42,015		2,356,131
	Class B	-		1,381		101,485
	Class C	-		3,918		225,263
	Cost of Shares Redeemed:
	Class A	(1,839,116)		(5,038,562)		(9,581,967)
	Class B	(179,275)	(B)	(144,927)	(C)	(231,161)
	Class C	(237,480)		(306,988)		(368,948)
	Net Increase (Decrease) in Net Assets (resulting from
	capital share transactions)	(837,790)		1,945,583		1,781,899

	Total Increase (Decrease) in Net Assets	2,522,392		(11,070,228)		1,034,731

	Net Assets:
	Beginning of period	16,335,773		27,406,001		26,371,270

	End of period	$ 18,858,165		$ 16,335,773		$ 27,406,001

	Accumulated Undistributed Net Investment Income (Loss)	$ -		$ -		$ 506,728

	Shares of Capital Stock of the Fund Sold and Redeemed:
	Shares Sold:
	Class A	331,324	(B)	1,298,923	(C)	1,134,927
	Class B	-		624		280
	Class C	53,423		68,482		84,165
	Shares Reinvested:
	Class A	-		11,929		351,662
	Class B	-		422		16,186
	Class C	-		1,195		35,870
	Shares Redeemed:
	Class A	(490,930)		(916,790)		(1,244,805)
	Class B	(52,300)	(B)	(30,246)	(C)	(32,039)
	Class C	(68,122)		(58,719)		(52,200)
	Net Increase (Decrease) in Number of Shares Outstanding	(226,605)		375,820		294,046

(A)	The Fund elected to change its fiscal year end from December 31 to September 30. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Includes automatic conversion of Class B shares ($138,616 representing 40,607 shares) to Class A shares ($138,616 representing 37,670 shares).
(C)	Includes automatic conversion of Class B shares ($16,599 representing 4,811 shares) to Class A shares ($16,599 representing 4,474 shares).

The accompanying notes are an integral part of these financial statements.

Timothy Plan Statements of Changes [69]

INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS
		Period ended		Year ended	Period ended
		09/30/09	(A)	12/31/08	12/31/07	(B)

	Operations:
	Net Investment Income (Loss)	$ 415,092		$ 455,363	$ 142,508
	Net Realized Gain (Loss) on Investments	(5,756,467)		(7,208,911)	(609,763)
	Change in Unrealized Appreciation (Depreciation) of Investments	13,894,617		(17,417,187)	4,440,915
	Net Increase (Decrease) in Net Assets (resulting from operations)	8,553,242		(24,170,735)	3,973,660

	Distributions to Shareholders From:
	Net Investment Income:
	Class A	-		(432,699)	(141,809)
	Class C	-		(12,503)	(83)
	Total Distributions	-		(445,202)	(141,892)

	Capital Share Transactions:
	Proceeds from Shares Sold:
	Class A	5,238,049		20,334,914	43,574,309
	Class C	344,856		808,369	1,298,293
	Dividends Reinvested:
	Class A	-		388,442	134,123
	Class C	-		12,206	74
	Cost of Shares Redeemed:
	Class A	(7,490,528)		(7,993,400)	(5,166,189)
	Class C	(179,451)		(352,076)	(56,127)
	Net Increase (Decrease) in Net Assets (resulting from
	capital share transactions)	(2,087,074)		13,198,455	39,784,483

	Total Increase (Decrease) in Net Assets	6,466,168		(11,417,482)	43,616,251

	Net Assets:
	Beginning of period	32,198,769		43,616,251	-

	End of period	$ 38,664,937		$ 32,198,769	$ 43,616,251

	Accumulated Undistributed Net Investment Income (Loss)	$ 426,390		$ 10,777	$ 616

	Shares of Capital Stock of the Fund Sold and Redeemed:
	Shares Sold:
	Class A	870,021		2,304,470	4,303,658
	Class C	54,460		84,402	125,260
	Shares Reinvested:
	Class A	-		67,673	12,642
	Class C	-		2,145	7
	Shares Redeemed:
	Class A	(1,188,414)		(945,119)	(472,353)
	Class C	(31,068)		(38,919)	(5,156)
	Net Increase (Decrease) in Number of Shares Outstanding	(295,001)		1,474,652	3,964,058

(A)	The Fund elected to change its fiscal year end from December 31 to September 30. The information presented is for January 1, 2009 through September 30, 2009.
(B)	For the period May 3, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Statement of Changes [70]

LARGE/MID CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS

		Period ended		Year ended	Year ended
		09/30/09	(A)	12/31/08	12/31/07

	Operations:
	Net Investment Income (Loss)	$ (164,775)		$ (340,626)	$ (270,411)
	Net Realized Gain (Loss) on Investments	(2,950,198)		(7,879,763)	6,418,965
	Change in Unrealized Appreciation (Depreciation) of Investments	10,218,574		(12,968,068)	(2,180,509)
	Net Increase (Decrease) in Net Assets (resulting from operations)	7,103,601		(21,188,457)	3,968,045

	Distributions to Shareholders From:
	Net Realized Gains:
	Class A	-		(61,850)	(5,198,735)
	Class B			(2,112)	(196,179)
	Class C	-		(4,038)	(313,091)
	Total Distributions	-		(68,000)	(5,708,005)

	Capital Share Transactions:
	Proceeds from Shares Sold:
	Class A	2,870,891		15,166,919	18,312,526
	Class B	3,853		17,054	22,736
	Class C	335,469		775,006	1,307,432
	Dividends Reinvested:
	Class A	-		56,381	4,726,540
	Class B	-		1,861	169,167
	Class C	-		3,555	274,366
	Cost of Shares Redeemed:
	Class A	(5,919,458)		(16,452,855)	(33,943,282)
	Class B	(97,613)		(288,063)	(408,268)
	Class C	(550,408)		(761,081)	(483,913)
	Net Increase (Decrease) in Net Assets (resulting from
	capital share transactions)	(3,357,266)		(1,481,223)	(10,022,696)

	Total Increase (Decrease) in Net Assets	3,746,335		(22,737,680)	(11,762,656)

	Net Assets:
	Beginning of period	35,476,539		58,214,219	69,976,875

	End of period	$ 39,222,874		$ 35,476,539	$ 58,214,219

	Accumulated Undistributed Net Investment Income (Loss)	$ -		$ -	$ -

	Shares of Capital Stock of the Fund Sold and Redeemed:
	Shares Sold:
	Class A	640,864		2,613,667	2,375,173
	Class B	928		3,097	2,996
	Class C	78,171		134,417	179,541
	Shares Reinvested:
	Class A	-		13,424	692,026
	Class B	-		474	26,227
	Class C	-		902	42,471
	Shares Redeemed:
	Class A	(1,345,096)		(2,941,853)	(4,378,224)
	Class B	(23,674)		(52,411)	(55,188)
	Class C	(133,643)		(131,734)	(66,397)
	Net Increase (Decrease) in Number of Shares Outstanding	(782,450)		(360,017)	(1,181,375)

(A)	The Fund elected to change its fiscal year end from December 31 to September 30. The information presented is for January 1, 2009 through September 30, 2009.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Statement of Changes [71]

SMALL CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS
		Period ended		Year ended		Year ended
		09/30/09	(A)	12/31/08		12/31/07

	Operations:
	Net Investment Income (Loss)	$ (296,132)		$ (51,484)		$ 78,768
	Capital Gain Dividends from REIT's	23,271		97,582		168,117
	Net Realized Gain (Loss) on Investments	(1,480,291)		(18,562,090)		10,221,870
	Change in Unrealized Appreciation (Depreciation) of Investments	9,015,718		(6,072,615)		(7,505,450)
	Net Increase (Decrease) in Net Assets (resulting from operations)	7,262,566		(24,588,607)		2,963,305

	Distributions to Shareholders From:
	Net Investment Income:
	Class A	-		-		(121,858)
	Net Realized Gains:
	Class A	-		(349,483)		(8,305,482)
	Class B	-		(38,730)		(1,106,005)
	Class C	-		(35,945)		(932,321)
	Total Distributions	-		(424,158)		(10,465,666)

	Capital Share Transactions:
	Proceeds from Shares Sold:
	Class A	4,308,472	(B)	13,566,159	(C)	18,486,727	(D)
	Class B	-		11,760		62,488
	Class C	424,218		1,147,220		3,383,795
	Dividends Reinvested:
	Class A	-		334,156		8,131,543
	Class B	-		36,572		1,032,903
	Class C	-		35,715		868,022
	Cost of Shares Redeemed:
	Class A	(5,977,541)		(13,027,054)		(24,191,844)
	Class B	(620,618)	(B)	(994,846)	(C)	(4,906,273)	(D)
	Class C	(935,477)		(1,608,258)		(1,029,804)
	Net Increase (Decrease) in Net Assets (resulting from
	capital share transactions)	(2,800,946)		(498,576)		1,837,557

	Total Increase (Decrease) in Net Assets	4,461,620		(25,511,341)		(5,664,804)

	Net Assets:
	Beginning of period	50,724,854		76,236,195		81,900,999

	End of period	$ 55,186,474		$ 50,724,854		$ 76,236,195

	Accumulated Undistributed Net Investment Income (Loss)	$ -		$ -		$ -

	Shares of Capital Stock of the Fund Sold and Redeemed:
	Shares Sold:
	Class A	511,073	(B)	1,181,260	(C)	1,172,591	(D)
	Class B	-		1,107		4,292
	Class C	55,575		112,080		236,102
	Shares Reinvested:
	Class A	-		40,211		622,152
	Class B	-		5,030		89,506
	Class C	-		4,872		74,699
	Shares Redeemed:
	Class A	(698,823)		(1,131,872)		(1,508,848)
	Class B	(82,249)	(B)	(98,662)	(C)	(335,637)	(D)
	Class C	(123,231)		(156,226)		(72,154)
	Net Increase (Decrease) in Number of Shares Outstanding	(337,655)		(42,200)		282,703

(A)	The Fund elected to change its fiscal year end from December 31 to September 30. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Includes automatic conversion of Class B shares ($132,891 representing 16,408 shares) to Class A shares ($132,891 representing 14,308 shares).
(C)	Includes automatic conversion of Class B shares ($54,856 representing 4,594 shares) to Class A shares ($54,856 representing 4,042 shares).
(D)	Includes automatic conversion of Class B shares ($3,722,878 representing 252,808 shares) to Class A shares ($3,722,878 representing 227,751 shares).

The accompanying notes are an integral part of these financial statements.

Timothy Plan Statement of Changes [72]

LARGE / MID CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS

		Period ended		Year ended		Year ended
		09/30/09	(A)	12/31/08		12/31/07

	Operations:
	Net Investment Income (Loss)	$ 290,749		$ 315,403		$ 963,589
	Capital Gain Dividends from REIT's	56,992		119,453		94,669
	Net Realized Gain (Loss) on Investments	(5,325,537)		(21,143,902)		9,372,484
	Change in Unrealized Appreciation (Depreciation) of Investments	19,278,975		(34,286,147)		6,232,108
	Net Increase (Decrease) in Net Assets (resulting from operations)	14,301,179		(54,995,193)		16,662,850

	Distributions to Shareholders From:
	Net Investment Income:
	Class A	-		(261,651)		(974,907)
	Class B	-		(5,389)		(12,990)
	Class C	-		(20,404)		(62,881)
	Net Realized Gains:
	Class A	-		(1,032,217)		(6,755,829)
	Class B	-		(38,228)		(427,838)
	Class C	-		(138,289)		(894,168)
	Total Distributions	-		(1,496,178)		(9,128,613)

	Capital Share Transactions:
	Proceeds from Shares Sold:
	Class A	13,727,988	(B)	43,215,602	(C)	37,682,954	(D)
	Class B	10,649		50,993		149,745
	Class C	1,187,000		5,604,263		6,564,189
	Dividends Reinvested:
	Class A	-		1,159,102		6,885,837
	Class B	-		40,065		398,079
	Class C	-		114,538		804,848
	Cost of Shares Redeemed:
	Class A	(13,355,139)		(30,185,260)		(31,613,048)
	Class B	(770,992)	(B)	(1,740,640)	(C)	(1,608,532)	(D)
	Class C	(1,517,058)		(3,787,995)		(1,328,079)
	Net Increase (Decrease) in Net Assets (resulting from
	capital share transactions)	(717,552)		14,470,668		17,935,993

	Total Increase (Decrease) in Net Assets	13,583,627		(42,020,703)		25,470,230

	Net Assets:
	Beginning of period	80,474,871		122,495,574		97,025,344

	End of period	$ 94,058,498		$ 80,474,871		$ 122,495,574

	Accumulated Undistributed Net Investment Income (Loss)	$ 318,708		$ 27,959		$ -

	Shares of Capital Stock of the Fund Sold and Redeemed:
	Shares Sold:
	Class A	1,527,499	(B)	3,330,953	(C)	2,372,294	(D)
	Class B	1,346		4,127		10,331
	Class C	141,471		449,463		447,094
	Shares Reinvested:
	Class A	-		133,382		453,612
	Class B	-		5,040		28,434
	Class C	-		14,443		57,613
	Shares Redeemed:
	Class A	(1,464,060)		(2,512,832)		(2,002,383)
	Class B	(93,370)	(B)	(157,284)	(C)	(109,857)	(D)
	Class C	(188,471)		(328,671)		(89,822)
	Net Increase (Decrease) in Number of Shares Outstanding	(75,585)		938,621		1,167,316

(A)	The Fund elected to change its fiscal year end from December 31 to September 30. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Includes automatic conversion of Class B shares ($547,116 representing 65,891 shares) to Class A shares ($547,116 representing 60,101 shares).
(C)	Includes automatic conversion of Class B shares ($826,012 representing 75,819 shares) to Class A shares ($826,012 representing 69,567 shares).
(D)	Includes automatic conversion of Class B shares ($434,662 representing 29,227 shares) to Class A shares ($434,662 representing 26,988 shares).

The accompanying notes are an integral part of these financial statements.

Timothy Plan Statement of Changes [73]

FIXED INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS
		Period ended		Year ended		Year ended
		09/30/09	(A)	12/31/08		12/31/07

	Operations:
	Net Investment Income (Loss)	$ 1,121,628		$ 2,054,010		$ 2,039,013
	Net Realized Gain (Loss) on Investments	(363,079)		(988,457)		7,734
	Change in Unrealized Appreciation (Depreciation) of Investments	3,043,140		(1,280,539)		303,475
	Net Increase (Decrease) in Net Assets (resulting from operations)	3,801,689		(214,986)		2,350,222

	Distributions to Shareholders From:
	Net Investment Income:
	Class A	(1,030,855)		(1,899,067)		(1,888,174)
	Class B	(18,994)		(53,131)		(98,490)
	Class C	(84,563)		(101,092)		(105,639)
	Total Distributions	(1,134,412)		(2,053,290)		(2,092,303)

	Capital Share Transactions:
	Proceeds from Shares Sold:
	Class A	15,547,916	(B)	16,330,862	(C)	15,931,332	(D)
	Class B	26,344		200,402		5,513
	Class C	3,291,479		1,644,103		1,174,029
	Dividends Reinvested:
	Class A	971,951		1,755,420		1,725,714
	Class B	16,644		45,365		78,291
	Class C	62,936		84,663		87,251
	Cost of Shares Redeemed:
	Class A	(8,207,233)		(23,998,355)		(11,547,204)
	Class B	(547,920)	(B)	(910,988)	(C)	(923,283)	(D)
	Class C	(1,239,605)		(1,567,477)		(1,454,401)
	Net Increase (Decrease) in Net Assets (resulting from
	capital share transactions)	9,922,512		(6,416,005)		5,077,242

	Total Increase (Decrease) in Net Assets	12,589,789		(8,684,281)		5,335,161

	Net Assets:
	Beginning of period	41,479,368		50,163,649		44,828,488

	End of period	$ 54,069,157		$ 41,479,368		$ 50,163,649

	Accumulated Undistributed Net Investment Income (Loss)	$ (12,064)		$ 720		$ -

	Shares of Capital Stock of the Fund Sold and Redeemed:
	Shares Sold:
	Class A	1,572,537	(B)	1,643,240	(C)	1,598,004	(D)
	Class B	2,732		21,569		569
	Class C	342,893		173,695		121,089
	Shares Reinvested:
	Class A	98,066		179,043		174,453
	Class B	1,741		4,761		8,142
	Class C	6,535		8,898		9,079
	Shares Redeemed:
	Class A	(836,481)		(2,456,337)		(1,158,035)
	Class B	(57,366)	(B)	(94,932)	(C)	(95,863)	(D)
	Class C	(129,520)		(165,113)		(149,711)
	Net Increase (Decrease) in Number of Shares Outstanding	1,001,137		(685,176)		507,727

(A)	The Fund elected to change its fiscal year end from December 31 to September 30. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Includes automatic conversion of Class B shares ($335,825 representing 35,147 shares) to Class A shares ($335,825 representing 34,072 shares).
(C)	Includes automatic conversion of Class B shares ($357,407 representing 37,235 shares) to Class A shares ($357,407 representing 36,109 shares).
(D)	Includes automatic conversion of Class B shares ($91,918 representing 9,421 shares) to Class A shares ($91,918 representing 9,149 shares).

The accompanying notes are an integral part of these financial statements.

Timothy Plan Statement of Changes [74]

HIGH YIELD BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS
		Period ended		Year ended	Period ended
		09/30/09	(A)	12/31/08	12/31/07	(B)

	Operations:
	Net Investment Income (Loss)	$ 997,484		$ 1,290,824	$ 691,810
	Net Realized Gain (Loss) on Investments	(1,807,422)		(1,081,685)	12,797
	Change in Unrealized Appreciation (Depreciation) of Investments	6,648,416		(5,758,446)	(885,660)
	Net Increase (Decrease) in Net Assets (resulting from operations)	5,838,478		(5,549,307)	(181,053)

	Distributions to Shareholders From:
	Net Investment Income:
	Class A	(993,063)		(1,259,132)	(690,140)
	Class C	(21,558)		(14,892)	(4,151)
	Net Realized Gains:
	Class A	-		(10,252)	-
	Class C	-		(105)	-
	Total Distributions	(1,014,621)		(1,284,381)	(694,291)

	Capital Share Transactions:
	Proceeds from Shares Sold:
	Class A	6,181,963		5,512,203	21,463,514
	Class C	379,942		265,375	251,123
	Dividends Reinvested:
	Class A	951,405		1,226,938	665,546
	Class C	15,955		9,733	2,132
	Cost of Shares Redeemed:
	Class A	(6,409,997)		(7,001,568)	(972,985)
	Class C	(79,706)		(280,184)	(9,049)
	Net Increase (Decrease) in Net Assets (resulting from
	capital share transactions)	1,039,562		(267,503)	21,400,281

	Total Increase (Decrease) in Net Assets	5,863,419		(7,101,191)	20,524,937

	Net Assets:
	Beginning of period	13,423,746		20,524,937	-

	End of period	$ 19,287,165		$ 13,423,746	$ 20,524,937

	Accumulated Undistributed Net Investment Income (Loss)	$ -		$ 16,800	$ -

	Shares of Capital Stock of the Fund Sold and Redeemed:
	Shares Sold:
	Class A	829,334		686,555	2,159,291
	Class C	50,127		29,745	25,773
	Shares Reinvested:
	Class A	131,606		154,308	68,973
	Class C	2,126		1,237	221
	Shares Redeemed:
	Class A	(876,583)		(837,295)	(100,554)
	Class C	(10,343)		(33,648)	(936)
	Net Increase (Decrease) in Number of Shares Outstanding	126,267		902	2,152,768

(A)	The Fund elected to change its fiscal year end from December 31 to September 30. The information presented is for January 1, 2009 through September 30, 2009.
(B)	For the period May 7, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Statement of Changes [75]

MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS
		Period ended		Year ended	Year ended
		09/30/09	(A)	12/31/08	12/31/07

	Operations:
	Net Investment Income (Loss)	$ 19,717		$ 555,536	$ 1,245,341
	Net Realized Gain (Loss) on Investments	5,397		2,939	1,649
	Net Increase (Decrease) in Net Assets (resulting from operations)	25,114		558,475	1,246,990

	Distributions to Shareholders From:
	Net Investment Income:	(19,743)		(556,735)	(1,245,883)
	Total Distributions	(19,743)		(556,735)	(1,245,883)

	Capital Share Transactions:
	Proceeds from Shares Sold:	66,347,945		134,018,704	178,091,297
	Dividends Reinvested:	8,798		173,650	232,944
	Cost of Shares Redeemed:	(73,053,550)		(145,767,742)	(152,705,330)
	Net Increase (Decrease) in Net Assets (resulting from
	capital share transactions)	(6,696,807)		(11,575,388)	25,618,911

	Total Increase (Decrease) in Net Assets	(6,691,436)		(11,573,648)	25,620,018

	Net Assets:
	Beginning of period	33,859,643		45,433,291	19,813,273

	End of period	$ 27,168,207		$ 33,859,643	$ 45,433,291

	Accumulated Undistributed Net Investment Income (Loss)	$ 7,683		$ -	$ -

	Shares of Capital Stock of the Fund Sold and Redeemed:
	Shares Sold:	66,347,945		134,018,704	178,090,978
	Shares Reinvested:	8,798		173,650	232,944
	Shares Redeemed:	(73,053,550)		(145,767,742)	(152,705,330)
	Net Increase (Decrease) in Number of Shares Outstanding	(6,696,807)		(11,575,388)	25,618,592

(A)	The Fund elected to change its fiscal year end from December 31 to September 30. The information presented is for January 1, 2009 through September 30, 2009.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Statement of Changes [76]

STRATEGIC GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS
		vPeriod ended		Year ended	Year ended
		09/30/09	(A)	12/31/08	12/31/07

	Operations:
	Net Investment Income (Loss)	$ (143,802)		$ (86,991)	$ 511,879
	Net Realized Gain (Loss) on Investments	(2,575,633)		(2,291,137)	6,565,375
	Capital Gain Distributions from Affiliated Funds	-		94,136	3,251,955
	Change in Unrealized Appreciation (Depreciation) of Investments	10,776,761		(25,435,252)	(4,039,020)
	Net Increase (Decrease) in Net Assets (resulting from operations)	8,057,326		(27,719,244)	6,290,189

	Distributions to Shareholders From:
	Net Investment Income:
	Class A	-		(426,205)	(405,747)
	Class B	-		(34,098)	(18,421)
	Class C	-		(46,567)	(28,235)
	Net Realized Gains:
	Class A	-		(2,393,506)	(6,021,247)
	Class B	-		(647,982)	(2,063,406)
	Class C	-		(641,388)	(1,404,504)
	Total Distributions	-		(4,189,746)	(9,941,560)

	Capital Share Transactions:
	Proceeds from Shares Sold:
	Class A	4,315,979	(B)	8,353,300	10,300,074
	Class B	-		40,771	15,469
	Class C	1,239,886		3,061,956	3,622,211
	Dividends Reinvested:
	Class A	-		2,708,511	6,126,626
	Class B	-		664,039	1,970,773
	Class C	-		649,068	1,321,604
	Cost of Shares Redeemed:
	Class A	(5,107,122)		(8,908,535)	(6,913,320)
	Class B	(1,520,998)	(B)	(2,618,810)	(3,430,584)
	Class C	(1,478,861)		(1,952,558)	(2,065,721)
	Net Increase (Decrease) in Net Assets (resulting from
	capital share transactions)	(2,551,116)		1,997,742	10,947,132

	Total Increase (Decrease) in Net Assets	5,506,210		(29,911,248)	7,295,761

	Net Assets:
	Beginning of period	38,374,230		68,285,478	60,989,717

	End of period	$ 43,880,440		$ 38,374,230	$ 68,285,478

	Accumulated Undistributed Net Investment Income (Loss)	$ -		$ -	$ 506,728

	Shares of Capital Stock of the Fund Sold and Redeemed:
	Shares Sold:
	Class A	852,285	(B)	1,069,597	992,053
	Class B	-		5,849	1,553
	Class C	261,910		401,854	365,100
	Shares Reinvested:
	Class A	-		577,508	679,983
	Class B	-		148,555	229,161
	Class C	-		145,531	153,854
	Shares Redeemed:
	Class A	(1,054,172)		(1,257,672)	(661,415)
	Class B	(309,613)	(B)	(382,517)	(335,910)
	Class C	(305,442)		(287,154)	(204,654)
	Net Increase (Decrease) in Number of Shares Outstanding	(555,032)		421,551	1,219,725

(A)	The Fund elected to change its fiscal year end from December 31 to September 30. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Includes automatic conversion of Class B shares ($383,724 representing 75,072 shares) to Class A shares ($383,724 representing 71,387 shares).

The accompanying notes are an integral part of these financial statements.

Timothy Plan Statement of Changes [77]

CONSERVATIVE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS
		Period ended		Year ended	Year ended
		09/30/09	(A)	12/31/08	12/31/07

	Operations:
	Net Investment Income (Loss)	$ 164,857		$ 570,702	$ 966,363
	Net Realized Gain (Loss) on Investments	(2,036,120)		(1,179,921)	4,679,415
	Capital Gain Distributions from Affiliated Funds	-		78,533	1,656,195
	Change in Unrealized Appreciation (Depreciation) of Investments	8,547,732		(16,268,127)	(3,022,147)
	Net Increase (Decrease) in Net Assets (resulting from operations)	6,676,469		(16,798,813)	4,279,826

	Distributions to Shareholders From:
	Net Investment Income:
	Class A	-		(549,071)	(645,101)
	Class B	-		(62,140)	(95,736)
	Class C	-		(86,071)	(77,718)
	Net Realized Gains:
	Class A	-		(1,263,508)	(4,368,631)
	Class B	-		(279,532)	(1,174,644)
	Class C	-		(323,507)	(859,370)
	Total Distributions	-		(2,563,829)	(7,221,200)

	Capital Share Transactions:
	Proceeds from Shares Sold:
	Class A	8,047,031		9,080,398	8,850,423
	Class B	1,965		125,202	72,819
	Class C	1,565,900		3,387,529	2,466,071
	Dividends Reinvested:
	Class A	-		1,706,832	4,750,165
	Class B	-		314,982	1,183,084
	Class C	-		361,461	887,255
	Cost of Shares Redeemed:
	Class A	(5,818,596)		(9,239,640)	(6,630,974)
	Class B	(1,053,283)		(1,655,818)	(1,489,383)
	Class C	(1,669,268)		(1,524,513)	(1,586,678)
	Net Increase (Decrease) in Net Assets (resulting from
	capital share transactions)	1,073,749		2,556,433	8,502,782

	Total Increase (Decrease) in Net Assets	7,750,218		(16,806,209)	5,561,408

	Net Assets:
	Beginning of period	38,200,100		55,006,309	49,444,901

	End of period	$ 45,950,318		$ 38,200,100	$ 55,006,309

	Accumulated Undistributed Net Investment Income (Loss)	$ 607,877		$ 443,020	$ 569,599

	Shares of Capital Stock of the Fund Sold and Redeemed:
	Shares Sold:
	Class A	1,088,656		955,118	754,177
	Class B	233		14,045	6,546
	Class C	228,382		382,297	219,423
	Shares Reinvested:
	Class A	-		251,742	456,309
	Class B	-		48,608	118,786
	Class C	-		55,954	89,172
	Shares Redeemed:
	Class A	(851,746)		(1,062,328)	(567,858)
	Class B	(159,124)		(196,137)	(131,104)
	Class C	(244,046)		(179,730)	(139,998)
	Net Increase (Decrease) in Number of Shares Outstanding	62,355		269,569	805,453

(A)	The Fund elected to change its fiscal year end from December 31 to September 30. The information presented is for January 1, 2009 through September 30, 2009.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Statement of Changes [78]

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

AGGRESSIVE GROWTH FUND - CLASS A SHARES
		Period		Year		Year	Year	Year		Year
		ended		ended		ended	ended	ended		ended
		9/30/09	(A)	12/31/08		12/31/07	12/31/06	12/31/05		12/31/04

	Per Share Operating Performance:
	Net Asset Value at Beginning
	of Period	$ 3.71		$ 6.80		$ 7.04	$ 7.38	$ 6.95		$ 6.34

	Income from Investment
	Operations:
	Net Investment Income (Loss)	(0.05)		(0.07)		(0.06)	(0.08)	(0.09)	(B)	(0.07)	(B)
	Net Realized and Unrealized
	Gain (Loss) on Investments	0.85		(3.01)		0.59	0.65	0.70		0.68
	Total from Investment
	Operations	0.80		(3.08)		0.53	0.57	0.61		0.61

	Less Distributions:
	Dividends from Realized Gains	-		(0.01)		(0.77)	(0.91)	(0.18)		-
	Total Distributions	-		(0.01)		(0.77)	(0.91)	(0.18)		-

	Net Asset Value at End of Period	$ 4.51		$ 3.71		$ 6.80	$ 7.04	$ 7.38		$ 6.95

	Total Return (C)(D)	21.56%	(F)	-45.27%		7.66%	7.50%	8.73%		9.62%

	Ratios/Supplemental Data:
	Net Assets,
	End of Period (in 000s)	$ 17,007		$ 14,575		$ 24,041	$ 23,187	$ 18,403		$ 16,453

	Ratio of Expenses to Average
	Net Assets:

	Before Reimbursement and	1.85%	(G)	1.72%		1.52%	1.59%	1.59%		1.66%
	Waiver/Recoupment of
	Expenses by Adviser
	After Reimbursement and	1.85%	(G)	1.72%		1.55%	1.60%	1.60%		1.60%
	Waiver/Recoupment of
	Expenses by Adviser

	Ratio of Net Investment Income
	(Loss) to Average Net Assets:

	Before Reimbursement and	(1.58)%	(G)	(1.33)%		(0.94)%	(1.17)%	(1.32)%		(1.38)%
	Waiver/Recoupment of
	Expenses by Adviser
	After Reimbursement and	(1.58)%	(G)	(1.33)%		(0.97)%	(1.18)%	(1.33)%		(1.32)%
	Waiver/Recoupment of
	Expenses by Adviser

	Portfolio Turnover	135.90%		243.59%	(E)	58.55%	96.39%	102.63%		102.46%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
	Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	On January 1, 2008, Chartwell Investment Partners became sub-adviser for the Fund.
(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Financial Highlights [79]

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

AGGRESSIVE GROWTH FUND - CLASS B SHARES
		Period		Year		Year	Year	Year		Year
		ended		ended		ended	ended	ended		ended
		9/30/09	(A)	12/31/08		12/31/07	12/31/06	12/31/05		12/31/04

	Per Share Operating Performance:
	Net Asset Value at Beginning
	of Period	$ 3.45		$ 6.36		$ 6.68	$ 7.09	$ 6.74		$ 6.19

	Income from Investment
	Operations:
	Net Investment Income (Loss)	(0.07)		(0.12)		(0.12)	(0.14)	(0.14)	(B)	(0.13)	(B)
	Net Realized and Unrealized
	Gain (Loss) on Investments	0.79		(2.78)		0.57	0.64	0.67		0.68
	Total from Investment
	Operations	0.72		(2.90)		0.45	0.50	0.53		0.55

	Less Distributions:
	Dividends from Realized Gains	-		(0.01)		(0.77)	(0.91)	(0.18)		-
	Total Distributions	-		(0.01)		(0.77)	(0.91)	(0.18)		-

	Net Asset Value at End of Period	$ 4.17		$ 3.45		$ 6.36	$ 6.68	$ 7.09		$ 6.74

	Total Return (C)(D)	20.87%	(F)	-45.57%		6.87%	6.83%	7.82%		8.89%

	Ratios/Supplemental Data:
	Net Assets,
	End of Period (in 000s)	$ 373		$ 489		$ 1,088	$ 1,247	$ 1,392		$ 1,519

	Ratio of Expenses to Average
	Net Assets:

	Before Reimbursement and	2.60%	(G)	2.45%		2.26%	2.32%	2.34%		2.41%
	Waiver/Recoupment of
	Expenses by Adviser
	After Reimbursement and	2.60%	(G)	2.45%		2.29%	2.35%	2.35%		2.35%
	Waiver/Recoupment of
	Expenses by Adviser

	Ratio of Net Investment Income
	(Loss) to Average Net Assets:

	Before Reimbursement and	(2.33)%	(G)	(2.06)%		(1.70)%	(1.90)%	(2.07)%		(2.13)%
	Waiver/Recoupment of
	Expenses by Adviser
	After Reimbursement and	(2.33)%	(G)	(2.06)%		(1.73)%	(1.93)%	(2.08)%		(2.07)%
	Waiver/Recoupment of
	Expenses by Adviser

	Portfolio Turnover	135.90%		243.59%	(E)	58.55%	96.39%	102.63%		102.46%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
	Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	On January 1, 2008, Chartwell Investment Partners became sub-adviser for the Fund.
(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Financial Highlights [80]

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

AGGRESSIVE GROWTH FUND - CLASS C SHARES
		Period		Year		Year	Year	Year		Period
		ended		ended		ended	ended	ended		ended
		9/30/09	(A)	12/31/08		12/31/07	12/31/06	12/31/05		12/31/04	(B)

	Per Share Operating Performance:
	Net Asset Value at Beginning	$ 3.46		$ 6.37		$ 6.69	$ 7.11	$ 6.75		$ 6.24
	of Period

	Income from Investment
	Operations:
	Net Investment Income (Loss)	(0.06)		(0.11)		(0.10)	(0.11)	(0.14)	(C)	(0.06)	(C)
	Net Realized and Unrealized
	Gain (Loss) on Investments	0.78		(2.79)		0.55	0.60	0.68		0.57
	Total from Investment
	Operations	0.72		(2.90)		0.45	0.49	0.54		0.51

	Less Distributions:
	Dividends from Realized Gains	-		(0.01)		(0.77)	(0.91)	(0.18)		-
	Total Distributions	-		(0.01)		(0.77)	(0.91)	(0.18)		-

	Net Asset Value at End of Period	$ 4.18		$ 3.46		$ 6.37	$ 6.69	$ 7.11		$ 6.75

	Total Return (D)(E)	20.81%	(G)	-45.50%		6.86%	6.65%	7.96%		8.17%	(G)

	Ratios/Supplemental Data:
	Net Assets,
	End of Period (in 000s)	$ 1,477		$ 1,272		$ 2,277	$ 1,937	$ 1,358		$ 690

	Ratio of Expenses to Average
	Net Assets:

	Before Reimbursement and	2.60%	(H)	2.47%		2.27%	2.35%	2.34%		2.41%	(H)
	Waiver/Recoupment of
	Expenses by Adviser
	After Reimbursement and	2.60%	(H)	2.47%		2.30%	2.35%	2.35%		2.35%	(H)
	Waiver/Recoupment of
	Expenses by Adviser

	Ratio of Net Investment Income
	(Loss) to Average Net Assets:

	Before Reimbursement and	(2.33)%	(H)	(2.08)%		(1.70)%	(1.94)%	(2.07)%		(2.13)%	(H)
	Waiver/Recoupment of
	Expenses by Adviser
	After Reimbursement and	(2.33)%	(H)	(2.08)%		(1.73)%	(1.94)%	(2.08)%		(2.07)%	(H)
	Waiver/Recoupment of
	Expenses by Adviser

	Portfolio Turnover	135.90%		243.59%	(F)	58.55%	96.39%	102.63%		102.46%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	For the period February 3, 2004 (Commencement of Operations) to December 31, 2004.
(C)	Per share amounts calculated using average shares method.
(D)	Total return calculation does not reflect redemption fee.
(E)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
	Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(F)	On January 1, 2008, Chartwell Investment Partners became sub-adviser for the Fund.
(G)	For periods of less than one full year, total return is not annualized.
(H)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Financial Highlights [81]

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

INTERNATIONAL FUND - CLASS A SHARES
		Period		Year	Period
		ended		ended	ended
		9/30/09	(A)	12/31/08	12/31/07	(B)

	Per Share Operating Performance:
	Net Asset Value at Beginning
	of Period	$ 5.92		$ 11.00	$ 10.00

	Income from Investment
	Operations:
	Net Investment Income (Loss)	0.08		0.09	0.04
	Net Realized and Unrealized
	Gain (Loss) on Investments	1.52		(5.08)	1.00
	Total from Investment
	Operations	1.60		(4.99)	1.04

	Less Distributions:
	Dividends from Net Investment
	Income	-		(0.09)	(0.04)
	Total Distributions	-		(0.09)	(0.04)

	Net Asset Value at End of Period	$ 7.52		$ 5.92	$ 11.00

	Total Return (C)(D)	27.03%	(E)	-45.38%	10.39%	(E)

	Ratios/Supplemental Data:
	Net Assets,
	End of Period (in 000s)	$ 37,248		$ 31,214	$ 42,298

	Ratio of Expenses to Average
	Net Assets:

	After Reimbursement and	1.72%		1.66%	1.69%
	Waiver/Recoupment of		(F)			(F)
	Expenses by Adviser

	Ratio of Net Investment Income
	(Loss) to Average Net Assets:

	After Reimbursement and	1.68%		1.12%	0.58%
	Waiver/Recoupment of		(F)			(F)
	Expenses by Adviser

	Portfolio Turnover	38.27%		32.36%	13.18%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	For the period May 3, 2007 (Commencement of Operations) to December 31, 2007.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Financial Highlights [82]

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

INTERNATIONAL FUND - CLASS C SHARES
		Period		Year	Period
		ended		ended	ended
		9/30/09	(A)	12/31/08	12/31/07	(B)

	Per Share Operating Performance:
	Net Asset Value at Beginning
	of Period	$ 5.87		$ 10.97	$ 10.00

	Income from Investment
	Operations:
	Net Investment Income (Loss)	0.04		0.04	(0.02)
	Net Realized and Unrealized
	Gain (Loss) on Investments	1.50		(5.07)	0.99
	Total from Investment
	Operations	1.54		(5.03)	0.97

	Less Distributions:
	Dividends from Net Investment
	Income	-		(0.07)	-	*
	Total Distributions	-		(0.07)	-

	Net Asset Value at End of Period	$ 7.41		$ 5.87	$ 10.97

	Total Return (C)(D)	26.24%	(E)	-45.79%	9.71%	(E)

	Ratios/Supplemental Data:
	Net Assets,
	End of Period (in 000s)	$ 1,417		$ 984	$ 1,318

	Ratio of Expenses to Average
	Net Assets:

	After Reimbursement and	2.47%		2.40%	2.48%
	Waiver/Recoupment of		(F)			(F)
	Expenses by Adviser

	Ratio of Net Investment Income
	(Loss) to Average Net Assets:

	After Reimbursement and	0.85%		0.45%	(0.44)%
	Waiver/Recoupment of		(F)			(F)
	Expenses by Adviser

	Portfolio Turnover	38.27%		32.36%	13.18%

	*Amount is less than $0.005 per share.

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	For the period May 3, 2007 (Commencement of Operations) to December 31, 2007.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Financial Highlights [83]

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

LARGE / MID CAP GROWTH FUND - CLASS A SHARES
		Period		Year		Year	Year	Year		Year
		ended		ended		ended	ended	ended		ended
		9/30/09	(A)	12/31/08		12/31/07	12/31/06	12/31/05		12/31/04

	Per Share Operating Performance:
	Net Asset Value at Beginning
	of Period	$ 4.38		$ 6.89		$ 7.25	$ 6.92	$ 6.69		$ 6.17

	Income from Investment
	Operations:
	Net Investment Income (Loss)	(0.02)		(0.04)		(0.03)	(0.04)	(0.05)	(B)	(0.05)	(B)
	Net Realized and Unrealized
	Gain (Loss) on Investments	1.01		(2.46)		0.39	0.37	0.28		0.57
	Total from Investment
	Operations	0.99		(2.50)		0.36	0.33	0.23		0.52

	Less Distributions:
	Dividends from Realized Gains	-		(0.01)		(0.72)	-	-		-
	Total Distributions	-		(0.01)		(0.72)	-	-		-

	Net Asset Value at End of Period	$ 5.37		$ 4.38		$ 6.89	$ 7.25	$ 6.92		$ 6.69

	Total Return (C)(D)	22.60%	(F)	-36.30%		5.09%	4.77%	3.44%		8.43%

	Ratios/Supplemental Data:
	Net Assets,
	End of Period (in 000s)	$ 35,973		$ 32,484		$ 53,183	$ 65,510	$ 53,901		$ 36,869

	Ratio of Expenses to Average
	Net Assets:

	Before Reimbursement and	1.67%	(G)	1.56%		1.46%	1.52%	1.60%		1.55%
	Waiver/Recoupment of
	Expenses by Adviser
	After Reimbursement and	1.67%	(G)	1.56%		1.46%	1.53%	1.60%		1.60%
	Waiver/Recoupment of
	Expenses by Adviser

	Ratio of Net Investment Income
	(Loss) to Average Net Assets:

	Before Reimbursement and	(0.58)%	(G)	(0.64)%		(0.37)%	(0.56)%	(0.80)%		(0.95)%
	Waiver/Recoupment of
	Expenses by Adviser
	After Reimbursement and	(0.58)%	(G)	(0.64)%		(0.37)%	(0.57)%	(0.80)%		(1.00)%
	Waiver/Recoupment of
	Expenses by Adviser

	Portfolio Turnover	77.98%		176.94%	(E)	44.62%	60.46%	38.61%		60.25%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
	Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	On January 1, 2008, Chartwell Investment Partners became sub-adviser for the Fund.
(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Financial Highlights [84]

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

LARGE / MID CAP GROWTH FUND - CLASS B SHARES
		Period		Year		Year	Year	Year		Year
		ended		ended		ended	ended	ended		ended
		9/30/09	(A)	12/31/08		12/31/07	12/31/06	12/31/05		12/31/04

	Per Share Operating Performance:
	Net Asset Value at Beginning
	of Period	$ 4.11		$ 6.50		$ 6.94	$ 6.68	$ 6.50		$ 6.04

	Income from Investment
	Operations:
	Net Investment Income (Loss)	(0.04)		(0.08)		(0.08)	(0.09)	(0.10)	(B)	(0.11)	(B)
	Net Realized and Unrealized
	Gain (Loss) on Investments	0.93		(2.30)		0.36	0.35	0.28		0.57
	Total from Investment
	Operations	0.89		(2.38)		0.28	0.26	0.18		0.46

	Less Distributions:
	Dividends from Realized Gains	-		(0.01)		(0.72)	-	-		-
	Total Distributions	-		(0.01)		(0.72)	-	-		-

	Net Asset Value at End of Period	$ 5.00		$ 4.11		$ 6.50	$ 6.94	$ 6.68		$ 6.50

	Total Return (C)(D)	21.65%	(F)	-36.63%		4.16%	3.89%	2.77%		7.62%

	Ratios/Supplemental Data:
	Net Assets,
	End of Period (in 000s)	$ 1,130		$ 1,022		$ 1,935	$ 2,245	$ 2,307		$ 2,688

	Ratio of Expenses to Average
	Net Assets:

	Before Reimbursement and	2.42%	(G)	2.30%		2.21%	2.26%	2.35%		2.30%
	Waiver/Recoupment of
	Expenses by Adviser
	After Reimbursement and	2.42%	(G)	2.30%		2.21%	2.28%	2.35%		2.35%
	Waiver/Recoupment of
	Expenses by Adviser

	Ratio of Net Investment Income
	(Loss) to Average Net Assets:

	Before Reimbursement and	(1.32)%	(G)	(1.38)%		(1.10)%	(1.31)%	(1.55)%		(1.70)%
	Waiver/Recoupment of
	Expenses by Adviser
	After Reimbursement and	(1.32)%	(G)	(1.38)%		(1.10)%	(1.33)%	(1.55)%		(1.75)%
	Waiver/Recoupment of
	Expenses by Adviser

	Portfolio Turnover	77.98%		176.94%	(E)	44.62%	60.46%	38.61%		60.25%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
	Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	On January 1, 2008, Chartwell Investment Partners became sub-adviser for the Fund.
(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Financial Highlights [85]

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

LARGE / MID CAP GROWTH FUND - CLASS C SHARES
		Period		Year		Year	Year	Year		Period
		ended		ended		ended	ended	ended		ended
		9/30/09	(A)	12/31/08		12/31/07	12/31/06	12/31/05		12/31/04	(B)

	Per Share Operating Performance:
	Net Asset Value at Beginning	$ 4.11		$ 6.51		$ 6.95	$ 6.69	$ 6.52		$ 6.22
	of Period

	Income from Investment
	Operations:
	Net Investment Income (Loss)	(0.04)		(0.08)		(0.07)	(0.07)	(0.08)	(C)	(0.05)	(C)
	Net Realized and Unrealized
	Gain (Loss) on Investments	0.94		(2.31)		0.35	0.33	0.25		0.35
	Total from Investment
	Operations	0.90		(2.39)		0.28	0.26	0.17		0.30

	Less Distributions:
	Dividends from Realized Gains	-		(0.01)		(0.72)	-	-		-
	Total Distributions	-		(0.01)		(0.72)	-	-		-

	Net Asset Value at End of Period	$ 5.01		$ 4.11		$ 6.51	$ 6.95	$ 6.69		$ 6.52

	Total Return (D)(E)	21.90%	(G)	-36.73%		4.15%	3.89%	2.61%		4.82%	(G)

	Ratios/Supplemental Data:
	Net Assets,
	End of Period (in 000s)	$ 2,120		$ 1,971		$ 3,097	$ 2,222	$ 1,496		$ 967

	Ratio of Expenses to Average
	Net Assets:

	Before Reimbursement and	2.42%	(H)	2.31%		2.22%	2.27%	2.35%		2.30%	(H)
	Waiver/Recoupment of
	Expenses by Adviser
	After Reimbursement and	2.42%	(H)	2.31%		2.22%	2.27%	2.35%		2.35%	(H)
	Waiver/Recoupment of
	Expenses by Adviser

	Ratio of Net Investment Income
	(Loss) to Average Net Assets:

	Before Reimbursement and	(1.33)%	(H)	(1.39)%		(1.12)%	(1.31)%	(1.55)%		(1.70)%	(H)
	Waiver/Recoupment of
	Expenses by Adviser
	After Reimbursement and	(1.33)%	(H)	(1.39)%		(1.12)%	(1.31)%	(1.55)%		(1.75)%	(H)
	Waiver/Recoupment of
	Expenses by Adviser

	Portfolio Turnover	77.98%		176.94%	(F)	44.62%	60.46%	38.61%		60.25%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	For the period February 3, 2004 (Commencement of Operations) to December 31, 2004.
(C)	Per share amounts calculated using average shares method.
(D)	Total return calculation does not reflect redemption fee.
(E)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
	Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(F)	On January 1, 2008, Chartwell Investment Partners became sub-adviser for the Fund.
(G)	For periods of less than one full year, total return is not annualized.
(H)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Financial Highlights [86]

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

SMALL CAP VALUE FUND - CLASS A SHARES
		Period		Year	Year	Year	Year		Year
		ended		ended	ended	ended	ended		ended
		9/30/09	(A)	12/31/08	12/31/07	12/31/06	12/31/05		12/31/04

	Per Share Operating Performance:
	Net Asset Value at Beginning
	of Period	$ 8.88		$ 13.27	$ 14.94	$ 15.27	$ 15.59		$ 15.45

	Income from Investment
	Operations:
	Net Investment Income (Loss)	(0.05)		0.01	0.04	0.22	0.01	(B)	(0.04)	(B)
	Net Realized and Unrealized
	Gain (Loss) on Investments	1.42		(4.33)	0.36	2.77	(0.17)		1.83
	Total from Investment
	Operations	1.37		(4.32)	0.40	2.99	(0.16)		1.79

	Less Distributions:
	Dividends from Net Investment
	Income	-		-	(0.03)	(0.22)	-		-
	Dividends from Realized Gains	-		(0.07)	(2.04)	(3.10)	(0.16)		(1.65)
	Total Distributions	-		(0.07)	(2.07)	(3.32)	(0.16)		(1.65)

	Net Asset Value at End of Period	$ 10.25		$ 8.88	$ 13.27	$ 14.94	$ 15.27		$ 15.59

	Total Return (C)(D)	15.43%	(E)	-32.50%	2.87%	19.69%	-1.01%		11.60%

	Ratios/Supplemental Data:
	Net Assets,
	End of Period (in 000s)	$ 47,268		$ 42,651	$ 62,525	$ 66,097	$ 49,008		$ 42,542

	Ratio of Expenses to Average
	Net Assets:

	After Reimbursement and	1.59%	(F)	1.50%	1.44%	1.52%	1.56%		1.48%
	Waiver/Recoupment of
	Expenses by Adviser

	Ratio of Net Investment Income
	(Loss) to Average Net Assets:

	After Reimbursement and	(0.71)%	(F)	0.05%	0.24%	1.39%	0.05%		(0.30)%
	Waiver/Recoupment of
	Expenses by Adviser

	Portfolio Turnover	57.15%		110.16%	59.84%	148.02%	44.24%		57.59%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is forJanuary 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Financial Highlights [87]

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

SMALL CAP VALUE FUND - CLASS B SHARES
		Period		Year	Year	Year	Year		Year
		ended		ended	ended	ended	ended		ended
		9/30/09	(A)	12/31/08	12/31/07	12/31/06	12/31/05		12/31/04

	Per Share Operating Performance:
	Net Asset Value at Beginning
	of Period	$ 7.78		$ 11.72	$ 13.49	$ 14.09	$ 14.51		$ 14.59

	Income from Investment
	Operations:
	Net Investment Income (Loss)	(0.09)		(0.08)	(0.08)	0.14	(0.10)	(B)	(0.15)	(B)
	Net Realized and Unrealized
	Gain (Loss) on Investments	1.23		(3.79)	0.35	2.50	(0.16)		1.72
	Total from Investment
	Operations	1.14		(3.87)	0.27	2.64	(0.26)		1.57

	Less Distributions:
	Dividends from Net Investment
	Income	-		-	-	(0.14)	-		-
	Dividends from Realized Gains	-		(0.07)	(2.04)	(3.10)	(0.16)		(1.65)
	Total Distributions	-		(0.07)	(2.04)	(3.24)	(0.16)		(1.65)

	Net Asset Value at End of Period	$ 8.92		$ 7.78	$ 11.72	$ 13.49	$ 14.09		$ 14.51

	Total Return (C)(D)	14.65%	(E)	-32.95%	2.22%	18.82%	-1.77%		10.78%

	Ratios/Supplemental Data:
	Net Assets,
	End of Period (in 000s)	$ 4,052		$ 4,173	$ 7,370	$ 11,750	$ 16,072		$ 19,306

	Ratio of Expenses to Average
	Net Assets:

	After Reimbursement and	2.34%	(F)	2.24%	2.19%	2.27%	2.31%		2.23%
	Waiver/Recoupment of
	Expenses by Adviser

	Ratio of Net Investment Income
	(Loss) to Average Net Assets:

	After Reimbursement and	(1.45)%	(F)	(0.69)%	(0.57)%	0.69%	(0.70)%		(1.05)%
	Waiver/Recoupment of
	Expenses by Adviser

	Portfolio Turnover	57.15%		110.16%	59.84%	148.02%	44.24%		57.59%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is forJanuary 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Financial Highlights [88]

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

SMALL CAP VALUE FUND - CLASS C SHARES
		Period		Year	Year	Year	Year		Period
		ended		ended	ended	ended	ended		ended
		9/30/09	(A)	12/31/08	12/31/07	12/31/06	12/31/05		12/31/04	(B)

	Per Share Operating Performance:
	Net Asset Value at Beginning	$ 7.83		$ 11.80	$ 13.58	$ 14.12	$ 14.55		$ 15.00
	of Period

	Income from Investment
	Operations:
	Net Investment Income (Loss)	(0.09)		(0.07)	(0.05)	0.09	(0.10)	(C)	(0.05)	(C)
	Net Realized and Unrealized
	Gain (Loss) on Investments	1.25		(3.83)	0.31	2.56	(0.17)		1.25
	Total from Investment
	Operations	1.16		(3.90)	0.26	2.65	(0.27)		1.20

	Less Distributions:
	Dividends from Net Investment
	Income	-		-	-	(0.09)	-		-
	Dividends from Realized Gains	-		(0.07)	(2.04)	(3.10)	(0.16)		(1.65)
	Total Distributions	-		(0.07)	(2.04)	(3.19)	(0.16)		(1.65)

	Net Asset Value at End of Period	$ 8.99		$ 7.83	$ 11.80	$ 13.58	$ 14.12		$ 14.55

	Total Return (D)(E)	14.81%	(F)	-32.99%	2.13%	18.80%	-1.84%		8.02%	(F)

	Ratios/Supplemental Data:
	Net Assets,
	End of Period (in 000s)	$ 3,867		$ 3,901	$ 6,341	$ 4,054	$ 2,258		$ 1,442

	Ratio of Expenses to Average
	Net Assets:

	After Reimbursement and	2.34%	(G)	2.25%	2.19%	2.27%	2.31%		2.23%	(G)
	Waiver/Recoupment of
	Expenses by Adviser

	Ratio of Net Investment Income
	(Loss) to Average Net Assets:

	After Reimbursement and	(1.45)%	(G)	(0.70)%	(0.47)%	0.61%	(0.70)%		(1.05)%	(G)
	Waiver/Recoupment of
	Expenses by Adviser

	Portfolio Turnover	57.15%		110.16%	59.84%	148.02%	44.24%		57.59%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	For the period February 3, 2004 (Commencement of Operations) to December 31, 2004.
(C)	Per share amounts calculated using average shares method.
(D)	Total return calculation does not reflect redemption fee.
(E)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Financial Highlights [89]

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

LARGE / MID CAP VALUE FUND - CLASS A SHARES

		Period		Year	Year	Year	Year		Year
		ended		ended	ended	ended	ended		ended
		9/30/09	(A)	12/31/08	12/31/07	12/31/06	12/31/05		12/31/04

	Per Share Operating Performance:
	Net Asset Value at Beginning
	of Period	$ 9.10		$ 15.48	$ 14.31	$ 12.99	$ 12.68		$ 11.66

	Income from Investment
	Operations:
	Net Investment Income (Loss)	0.04		0.05	0.15	0.16	0.02	(B)	(0.01)	(B)
	Net Realized and Unrealized
	Gain (Loss) on Investments	1.58		(6.26)	2.26	2.24	2.44		1.03
	Total from Investment
	Operations	1.62		(6.21)	2.41	2.40	2.46		1.02

	Less Distributions:
	Dividends from Net Investment
	Income	-		(0.03)	(0.16)	(0.16)	-	*	-
	Dividends from Realized Gains	-		(0.14)	(1.08)	(0.90)	(2.15)		-
	Distributions from Return of
	Capital	-		-	-	(0.02)	-		-
	Total Distributions	-		(0.17)	(1.24)	(1.08)	(2.15)		-

	Net Asset Value at End of Period	$ 10.72		$ 9.10	$ 15.48	$ 14.31	$ 12.99		$ 12.68

	Total Return (C)(D)	17.80%	(E)	-40.05%	17.02%	18.41%	19.42%		8.75%

	Ratios/Supplemental Data:
	Net Assets,
	End of Period (in 000s)	$ 82,784		$ 69,695	$ 103,828	$ 84,203	$ 51,753		$ 43,120

	Ratio of Expenses to Average
	Net Assets:

	After Reimbursement and	1.57%	(F)	1.51%	1.44%	1.51%	1.55%		1.52%
	Waiver/Recoupment of
	Expenses by Adviser

	Ratio of Net Investment Income
	(Loss) to Average Net Assets:

	After Reimbursement and	0.57%	(F)	0.39%	0.99%	1.20%	0.15%		(0.11)%
	Waiver/Recoupment of
	Expenses by Adviser

	Portfolio Turnover	32.46%		76.74%	47.52%	52.16%	129.22%		29.09%

	*Amount is less than $0.005 per share.

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the ] Fund assuming reinvestment of dividends.
(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Financial Highlights [90]

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

LARGE / MID CAP VALUE FUND - CLASS B SHARES
		Period		Year		Year	Year	Year		Year
		ended		ended		ended	ended	ended		ended
		9/30/09	(A)	12/31/08		12/31/07	12/31/06	12/31/05		12/31/04

	Per Share Operating Performance:
	Net Asset Value at Beginning
	of Period	$ 8.32		$ 14.27		$ 13.26	$ 12.10	$ 12.02		$ 11.14

	Income from Investment
	Operations:
	Net Investment Income (Loss)	(0.03)		(0.04)	(B)	0.04	0.05	(0.08)	(B)	(0.10)	(B)
	Net Realized and Unrealized
	Gain (Loss) on Investments	1.46		(5.75)		2.08	2.08	2.31		0.98
	Total from Investment
	Operations	1.43		(5.79)		2.12	2.13	2.23		0.88

	Less Distributions:
	Dividends from Net Investment
	Income	-		(0.02)		(0.03)	(0.05)	-		-
	Dividends from Realized Gains	-		(0.14)		(1.08)	(0.90)	(2.15)		-
	Distributions from Return of
	Capital	-		-		-	(0.02)	-		-
	Total Distributions	-		(0.16)		(1.11)	(0.97)	(2.15)		-

	Net Asset Value at End of Period	$ 9.75		$ 8.32		$ 14.27	$ 13.26	$ 12.10		$ 12.02

	Total Return (C)(D)	17.19%	(E)	-40.55%		16.21%	17.54%	18.56%		7.90%

	Ratios/Supplemental Data:
	Net Assets,
	End of Period (in 000s)	$ 1,722		$ 2,236		$ 5,945	$ 6,470	$ 6,496		$ 5,642

	Ratio of Expenses to Average
	Net Assets:

	After Reimbursement and	2.33%	(F)	2.24%		2.19%	2.26%	2.30%		2.27%
	Waiver/Recoupment of
	Expenses by Adviser

	Ratio of Net Investment Income
	(Loss) to Average Net Assets:

	After Reimbursement and	(0.17)%	(F)	(0.37)%		0.24%	0.28%	(0.60)%		(0.86)%
	Waiver/Recoupment of
	Expenses by Adviser

	Portfolio Turnover	32.46%		76.74%		47.52%	52.16%	129.22%		29.09%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Financial Highlights [91]

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

LARGE / MID CAP VALUE FUND - CLASS C SHARES
		Period		Year	Year	Year	Year		Period
		ended		ended	ended	ended	ended		ended
		9/30/09	(A)	12/31/08	12/31/07	12/31/06	12/31/05		12/31/04	(B)

	Per Share Operating Performance:
	Net Asset Value at Beginning	$ 8.31		$ 14.24	$ 13.28	$ 12.12	$ 12.04		$ 11.05
	of Period

	Income from Investment
	Operations:
	Net Investment Income (Loss)	(0.01)		(0.04)	0.02	0.07	(0.08)	(C)	(0.04)	(C)
	Net Realized and Unrealized
	Gain (Loss) on Investments	1.43		(5.73)	2.10	2.08	2.31		1.03
	Total from Investment
	Operations	1.42		(5.77)	2.12	2.15	2.23		0.99

	Less Distributions:
	Dividends from Net Investment
	Income	-		(0.02)	(0.08)	(0.07)	-		-
	Dividends from Realized Gains	-		(0.14)	(1.08)	(0.90)	(2.15)		-
	Distributions from Return of
	Capital	-		-	-	(0.02)	-		-
	Total Distributions	-		(0.16)	(1.16)	(0.99)	(2.15)		-

	Net Asset Value at End of Period	$ 9.73		$ 8.31	$ 14.24	$ 13.28	$ 12.12		$ 12.04

	Total Return (D)(E)	17.09%	(F)	-40.49%	16.13%	17.63%	18.53%		8.96%	(F)

	Ratios/Supplemental Data:
	Net Assets,
	End of Period (in 000s)	$ 9,552		$ 8,544	$ 12,722	$ 6,353	$ 2,774		$ 1,174

	Ratio of Expenses to Average
	Net Assets:

	After Reimbursement and	2.32%	(G)	2.26%	2.19%	2.25%	2.30%		2.27%	(G)
	Waiver/Recoupment of
	Expenses by Adviser

	Ratio of Net Investment Income
	(Loss) to Average Net Assets:

	After Reimbursement and	(0.18)%	(G)	(0.35)%	0.18%	0.53%	(0.60)%		(0.86)%	(G)
	Waiver/Recoupment of
	Expenses by Adviser

	Portfolio Turnover	32.46%		76.74%	47.52%	52.16%	129.22%		29.09%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	For the period February 3, 2004 (Commencement of Operations) to December 31, 2004.
(C)	Per share amounts calculated using average shares method.
(D)	Total return calculation does not reflect redemption fee.
(E)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Financial Highlights [92]

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

FIXED INCOME FUND - CLASS A SHARES
		Period		Year	Year	Year	Year		Year
		ended		ended	ended	ended	ended		ended
		9/30/09	(A)	12/31/08	12/31/07	12/31/06	12/31/05		12/31/04

	Per Share Operating Performance:
	Net Asset Value at Beginning
	of Period	$ 9.56		$ 9.99	$ 9.94	$ 10.06	$ 10.32		$ 10.31

	Income from Investment
	Operations:
	Net Investment Income (Loss)	0.24		0.43	0.44	0.42	0.34	(B)	0.34	(B)
	Net Realized and Unrealized
	Gain (Loss) on Investments	0.58		(0.43)	0.06	(0.12)	(0.23)		0.01
	Total from Investment
	Operations	0.82		-	0.50	0.30	0.11		0.35

	Less Distributions:
	Dividends from Net Investment
	Income	(0.24)		(0.43)	(0.45)	(0.41)	(0.34)		(0.34)
	Dividends from Realized Gains	-		-	-	(0.01)	(0.03)		-
	Total Distributions	(0.24)		(0.43)	(0.45)	(0.42)	(0.37)		(0.34)

	Net Asset Value at End of Period	$ 10.14		$ 9.56	$ 9.99	$ 9.94	$ 10.06		$ 10.32

	Total Return (C)(D)	8.70%	(E)	-0.05%	5.19%	3.11%	1.11%		3.44%

	Ratios/Supplemental Data:
	Net Assets,
	End of Period (in 000s)	$ 48,074		$ 37,367	$ 45,371	$ 39,023	$ 29,402		$ 23,131

	Ratio of Expenses to Average
	Net Assets:

	Before Reimbursement and	1.35%	(F)	1.29%	1.21%	1.32%	1.31%		1.31%
	Waiver/Recoupment of
	Expenses by Adviser
	After Reimbursement and	1.20%	(F)	1.14%	1.06%	1.35%	1.35%		1.35%
	Waiver/Recoupment of
	Expenses by Adviser

	Ratio of Net Investment Income
	(Loss) to Average Net Assets:

	Before Reimbursement and	3.24%	(F)	4.11%	4.33%	4.42%	3.33%		3.49%
	Waiver/Recoupment of
	Expenses by Adviser
	After Reimbursement and	3.39%	(F)	4.26%	4.48%	4.39%	3.29%		3.45%
	Waiver/Recoupment of
	Expenses by Adviser

	Portfolio Turnover	22.18%		35.01%	44.98%	76.28%	39.46%		35.95%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
	Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Financial Highlights [93]

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

FIXED INCOME FUND - CLASS B SHARES
		Period		Year	Year	Year	Year		Year
		ended		ended	ended	ended	ended		ended
		9/30/09	(A)	12/31/08	12/31/07	12/31/06	12/31/05		12/31/04

	Per Share Operating Performance:
	Net Asset Value at Beginning
	of Period	$ 9.28		$ 9.70	$ 9.66	$ 9.81	$ 10.06		$ 10.08

	Income from Investment
	Operations:
	Net Investment Income (Loss)	0.20		0.35	0.37	0.36	0.25	(B)	0.27	(B)
	Net Realized and Unrealized
	Gain (Loss) on Investments	0.53		(0.41)	0.05	(0.15)	(0.20)		(0.01)
	Total from Investment
	Operations	0.73		(0.06)	0.42	0.21	0.05		0.26

	Less Distributions:
	Dividends from Net Investment
	Income	(0.18)		(0.36)	(0.38)	(0.35)	(0.27)		(0.28)
	Dividends from Realized Gains	-		-	-	(0.01)	(0.03)		-
	Total Distributions	(0.18)		(0.36)	(0.38)	(0.36)	(0.30)		(0.28)

	Net Asset Value at End of Period	$ 9.83		$ 9.28	$ 9.70	$ 9.66	$ 9.81		$ 10.06

	Total Return (C)(D)	7.98%	(E)	-0.66%	4.47%	2.20%	0.47%		2.57%

	Ratios/Supplemental Data:
	Net Assets,
	End of Period (in 000s)	$ 783		$ 1,230	$ 1,951	$ 2,786	$ 3,126		$ 3,839

	Ratio of Expenses to Average
	Net Assets:

	Before Reimbursement and	2.10%	(F)	2.04%	1.93%	1.99%	2.07%		2.06%
	Waiver/Recoupment of
	Expenses by Adviser
	After Reimbursement and	1.95%	(F)	1.89%	1.78%	2.10%	2.10%		2.10%
	Waiver/Recoupment of
	Expenses by Adviser

	Ratio of Net Investment Income
	(Loss) to Average Net Assets:

	Before Reimbursement and	2.49%	(F)	3.34%	3.62%	3.74%	2.57%		2.74%
	Waiver/Recoupment of
	Expenses by Adviser
	After Reimbursement and	2.64%	(F)	3.49%	3.77%	3.63%	2.54%		2.70%
	Waiver/Recoupment of
	Expenses by Adviser

	Portfolio Turnover	22.18%		35.01%	44.98%	76.28%	39.46%		35.95%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
	Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Financial Highlights [94]

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

FIXED INCOME FUND - CLASS C SHARES
		Period		Year	Year	Year	Year		Period
		ended		ended	ended	ended	ended		ended
		9/30/09	(A)	12/31/08	12/31/07	12/31/06	12/31/05		12/31/04	(B)

	Per Share Operating Performance:
	Net Asset Value at Beginning	$ 9.28		$ 9.69	$ 9.66	$ 9.78	$ 10.04		$ 10.15
	of Period

	Income from Investment
	Operations:
	Net Investment Income (Loss)	0.18		0.33	0.37	0.33	0.25	(C)	0.26	(C)
	Net Realized and Unrealized
	Gain (Loss) on Investments	0.56		(0.40)	0.04	(0.12)	(0.20)		(0.05)
	Total from Investment
	Operations	0.74		(0.07)	0.41	0.21	0.05		0.21

	Less Distributions:
	Dividends from Net Investment
	Income	(0.20)		(0.34)	(0.38)	(0.32)	(0.28)		(0.32)
	Dividends from Realized Gains	-		-	-	(0.01)	(0.03)		-
	Total Distributions	(0.20)		(0.34)	(0.38)	(0.33)	(0.31)		(0.32)

	Net Asset Value at End of Period	$ 9.82		$ 9.28	$ 9.69	$ 9.66	$ 9.78		$ 10.04

	Total Return (D)(E)	8.02%	(F)	-0.72%	4.37%	2.26%	0.47%		2.12%	(F)

	Ratios/Supplemental Data:
	Net Assets,
	End of Period (in 000s)	$ 5,212		$ 2,883	$ 2,842	$ 3,019	$ 1,927		$ 907

	Ratio of Expenses to Average
	Net Assets:

	Before Reimbursement and	2.10%	(G)	2.06%	1.96%	2.10%	2.07%		2.06%	(G)
	Waiver/Recoupment of
	Expenses by Adviser
	After Reimbursement and	1.95%	(G)	1.91%	1.81%	2.10%	2.10%		2.10%	(G)
	Waiver/Recoupment of
	Expenses by Adviser

	Ratio of Net Investment Income
	(Loss) to Average Net Assets:

	Before Reimbursement and	2.50%	(G)	3.33%	3.59%	3.64%	2.57%		2.74%	(G)
	Waiver/Recoupment of
	Expenses by Adviser
	After Reimbursement and	2.65%	(G)	3.48%	3.74%	3.64%	2.54%		2.70%	(G)
	Waiver/Recoupment of
	Expenses by Adviser

	Portfolio Turnover	22.18%		35.01%	44.98%	76.28%	39.46%		35.95%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	For the period February 3, 2004 (Commencement of Operations) to December 31, 2004.
(C)	Per share amounts calculated using average shares method.
(D)	Total return calculation does not reflect redemption fee.
(E)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
	Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Financial Highlights [95]

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

HIGH YIELD BOND FUND - CLASS A SHARES
		Period		Year	Period
		ended		ended	ended
		9/30/09	(A)	12/31/08	12/31/07	(B)

	Per Share Operating Performance:
	Net Asset Value at Beginning
	of Period	$ 6.23		$ 9.53	$ 10.00

	Income from Investment
	Operations:
	Net Investment Income (Loss)	0.48		0.61	0.36
	Net Realized and Unrealized
	Gain (Loss) on Investments	2.23		(3.30)	(0.47)
	Total from Investment
	Operations	2.71		(2.69)	(0.11)

	Less Distributions:
	Dividends from Net Investment
	Income	(0.48)		(0.60)	(0.36)
	Dividends from Realized Gains	-		(0.01)	-
	Total Distributions	(0.48)		(0.61)	(0.36)

	Net Asset Value at End of Period	$ 8.46		$ 6.23	$ 9.53

	Total Return (C)(D)	45.11%	(E)	-29.55%	-1.14%	(E)

	Ratios/Supplemental Data:
	Net Assets,
	End of Period (in 000s)	$ 18,740		$ 13,283	$ 20,284

	Ratio of Expenses to Average
	Net Assets:

	Before Reimbursement and	1.46%		1.41%	1.45%
	Waiver/Recoupment of		(F)			(F)
	Expenses by Adviser
	After Reimbursement and	1.46%		1.41%	1.35%
	Waiver/Recoupment of		(F)			(F)
	Expenses by Adviser

	Ratio of Net Investment Income
	(Loss) to Average Net Assets:

	Before Reimbursement and	8.75%		7.06%	5.67%
	Waiver/Recoupment of		(F)			(F)
	Expenses by Adviser
	After Reimbursement and	8.75%		7.06%	5.77%
	Waiver/Recoupment of		(F)			(F)
	Expenses by Adviser

	Portfolio Turnover	33.82%		27.85%	23.46%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	For the period May 7, 2007 (Commencement of Operations) to December 31, 2007.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
	Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Financial Highlights [96]

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

HIGH YIELD BOND FUND - CLASS C SHARES
		Period		Year	Period
		ended		ended	ended
		9/30/09	(A)	12/31/08	12/31/07	(B)

	Per Share Operating Performance:
	Net Asset Value at Beginning
	of Period	$ 6.29		$ 9.60	$ 10.00

	Income from Investment
	Operations:
	Net Investment Income (Loss)	0.43	(C)	0.53	0.26
	Net Realized and Unrealized
	Gain (Loss) on Investments	2.24		(3.33)	(0.40)
	Total from Investment
	Operations	2.67		(2.80)	(0.14)

	Less Distributions:
	Dividends from Net Investment
	Income	(0.45)		(0.50)	(0.26)
	Dividends from Realized Gains	-		(0.01)	-
	Total Distributions	(0.45)		(0.51)	(0.26)

	Net Asset Value at End of Period	$ 8.51		$ 6.29	$ 9.60

	Total Return (D)(E)	43.90%	(F)	-30.17%	-1.38%	(F)

	Ratios/Supplemental Data:
	Net Assets,
	End of Period (in 000s)	$ 547		$ 141	$ 241

	Ratio of Expenses to Average
	Net Assets:

	Before Reimbursement and	2.20%		2.14%	2.20%
	Waiver/Recoupment of		(G)			(G)
	Expenses by Adviser
	After Reimbursement and	2.20%		2.14%	2.10%
	Waiver/Recoupment of		(G)			(G)
	Expenses by Adviser

	Ratio of Net Investment Income
	(Loss) to Average Net Assets:

	Before Reimbursement and	7.55%		6.26%	5.24%
	Waiver/Recoupment of		(G)			(G)
	Expenses by Adviser
	After Reimbursement and	7.55%		6.26%	5.34%
	Waiver/Recoupment of		(G)			(G)
	Expenses by Adviser

	Portfolio Turnover	33.82%		27.85%	23.46%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	For the period May 7, 2007 (Commencement of Operations) to December 31, 2007.
(C)	Per share amounts calculated using average shares method.
(D)	Total return calculation does not reflect redemption fee.
(E)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
	Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Financial Highlights [97]

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

MONEY MARKET FUND

		Period		Year		Year	Year	Year		Year
		ended		ended		ended	ended	ended		ended
		9/30/09	(A)	12/31/08		12/31/07	12/31/06	12/31/05		12/31/04

	Per Share Operating Performance:
	Net Asset Value at Beginning
	of Period	$ 1.00		$ 1.00		$ 1.00	$ 1.00	$ 1.00		$ 1.00

	Income from Investment
	Operations:
	Net Investment Income (Loss)	-	*	0.02		0.04	0.04	0.03	(B)	0.01	(B)
	Net Realized and Unrealized
	Gain (Loss) on Investments	-		-		-	-	-		-
	Total from Investment
	Operations	-		0.02		0.04	0.04	0.03		0.01

	Less Distributions:
	Dividends from Net Investment
	Income	-	*	(0.02)		(0.04)	(0.04)	(0.03)		(0.01)
	Dividends from Realized Gains	-		-		-	-	-	*	-
	Total Distributions	-		(0.02)		(0.04)	(0.04)	(0.03)		(0.01)

	Net Asset Value at End of Period	$ 1.00		$ 1.00		$ 1.00	$ 1.00	$ 1.00		$ 1.00

	Total Return (C)(D)	0.07%	(F)	1.82%		4.26%	4.17%	2.48%		0.97%

	Ratios/Supplemental Data:
	Net Assets,
	End of Period (in 000s)	$ 27,168		$ 33,860		$ 45,433	$ 19,813	$ 5,195		$ 3,698

	Ratio of Expenses to Average
	Net Assets:

	Before Reimbursement and	1.05%	(G)	1.00%		0.99%	1.21%	1.13%		1.20%
	Waiver/Recoupment of
	Expenses by Adviser
	After Reimbursement and	0.33%	(G)	0.64%	(E)	0.78%	0.85%	0.66%		0.25%
	Waiver/Recoupment of
	Expenses by Adviser

	Ratio of Net Investment Income
	(Loss) to Average Net Assets:

	Before Reimbursement and	(0.63)%	(G)	1.45%		3.85%	3.85%	2.03%		0.07%
	Waiver/Recoupment of
	Expenses by Adviser
	After Reimbursement and	0.09%	(G)	1.81%		4.05%	4.21%	2.50%		1.02%
	Waiver/Recoupment of
	Expenses by Adviser

	*Amount is less than $0.005 per share.

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
	Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	The expense ratio after reimbursement of expenses by Adviser includes a 0.01% reimbursement of expenses by the Administrator for a processing error.
(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Financial Highlights [98]

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

STRATEGIC GROWTH FUND - CLASS A SHARES

		Period		Year	Year	Year	Year		Year
		ended		ended	ended	ended	ended		ended
		9/30/09	(A)	12/31/08	12/31/07	12/31/06	12/31/05		12/31/04

	Per Share Operating Performance:
	Net Asset Value at Beginning
	of Period	$ 4.86		$ 9.12	$ 9.69	$ 9.18	$ 8.64		$ 8.10

	Income from Investment
	Operations:
	Net Investment Income (Loss)	(0.01)		0.01	0.10	0.14	(0.10)	(B)	(0.05)	(B)
	Net Realized and Unrealized
	Gain (Loss) on Investments	1.12		(3.66)	0.90	0.82	0.64		0.71
	Total from Investment
	Operations	1.11		(3.65)	1.00	0.96	0.54		0.66

	Less Distributions:
	Dividends from Net Investment
	Income	-		(0.09)	(0.10)	(0.05)	-		-
	Dividends from Realized Gains	-		(0.52)	(1.47)	(0.40)	-	*	(0.12)
	Total Distributions	-		(0.61)	(1.57)	(0.45)	-		(0.12)

	Net Asset Value at End of Period	$ 5.97		$ 4.86	$ 9.12	$ 9.69	$ 9.18		$ 8.64

	Total Return (C)(D)	22.84%	(G)	-39.82%	10.45%	10.41%	6.25%		8.09%

	Ratios/Supplemental Data:
	Net Assets,
	End of Period (in 000s)	$ 30,066		$ 25,440	$ 44,231	$ 37,204	$ 26,451		$ 21,019

	Ratio of Expenses to Average
	Net Assets:

	Before Reimbursement and	1.11%	(H)	1.03%	1.00%	1.07%	1.11%		1.13%
	Waiver/Recoupment of
	Expenses by Adviser (E)
	After Reimbursement and	1.11%	(H)	1.03%	1.00%	1.07%	1.15%		1.15%
	Waiver/Recoupment of
	Expenses by Adviser (E)

	Ratio of Net Investment Income
	(Loss) to Average Net Assets:

	Before Reimbursement and	(0.25)%	(H)	0.12%	1.10%	1.49%	(1.10)%		(0.74)%
	Waiver/Recoupment of
	Expenses by Adviser (E) (F)
	After Reimbursement and	(0.25)%	(H)	0.12%	1.10%	1.49%	(1.14)%		(0.76)%
	Waiver/Recoupment of
	Expenses by Adviser (E) (F)

	Portfolio Turnover	5.21%		16.61%	45.00%	10.55%	1.61%		0.46%

	*Amount is less than $0.005 per share.

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
	Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(F)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies
	in which the Fund invests.
(G)	For periods of less than one full year, total return is not annualized.
(H)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Financial Highlights [99]

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

STRATEGIC GROWTH FUND - CLASS B SHARES
		Period		Year	Year	Year	Year		Year
		ended		ended	ended	ended	ended		ended
		9/30/09	(A)	12/31/08	12/31/07	12/31/06	12/31/05		12/31/04

	Per Share Operating Performance:
	Net Asset Value at Beginning
	of Period	$ 4.63		$ 8.70	$ 9.30	$ 8.85	$ 8.39		$ 7.92

	Income from Investment
	Operations:
	Net Investment Income (Loss)	(0.04)		(0.04)	0.01	0.05	(0.16)	(B)	(0.12)	(B)
	Net Realized and Unrealized
	Gain (Loss) on Investments	1.07		(3.48)	0.87	0.80	0.62		0.71
	Total from Investment
	Operations	1.03		(3.52)	0.88	0.85	0.46		0.59

	Less Distributions:
	Dividends from Net Investment
	Income	-		(0.03)	(0.01)	-	-		-
	Dividends from Realized Gains	-		(0.52)	(1.47)	(0.40)	-	*	(0.12)
	Total Distributions	-		(0.55)	(1.48)	(0.40)	-		(0.12)

	Net Asset Value at End of Period	$ 5.66		$ 4.63	$ 8.70	$ 9.30	$ 8.85		$ 8.39

	Total Return (C)(D)	22.25%	(G)	-40.33%	9.65%	9.53%	5.49%		7.39%

	Ratios/Supplemental Data:
	Net Assets,
	End of Period (in 000s)	$ 6,207		$ 6,511	$14,219	$ 16,177	$ 17,467		$ 18,535

	Ratio of Expenses to Average
	Net Assets:

	Before Reimbursement and	1.86%	(H)	1.77%	1.74%	1.81%	1.86%		1.88%
	Waiver/Recoupment of
	Expenses by Adviser (E)
	After Reimbursement and	1.86%	(H)	1.77%	1.74%	1.82%	1.90%		1.90%
	Waiver/Recoupment of
	Expenses by Adviser (E)

	Ratio of Net Investment Income
	(Loss) to Average Net Assets:

	Before Reimbursement and	(1.02)%	(H)	(0.70)%	0.06%	0.44%	(1.85)%		(1.49)%
	Waiver/Recoupment of
	Expenses by Adviser (E) (F)
	After Reimbursement and	(1.02)%	(H)	(0.70)%	0.06%	0.43%	(1.89)%		(1.51)%
	Waiver/Recoupment of
	Expenses by Adviser (E) (F)

	Portfolio Turnover	5.21%		16.61%	45.00%	10.55%	1.61%		0.46%

	*Amount is less than $0.005 per share.

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
	Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(F)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies
	in which the Fund invests.
(G)	For periods of less than one full year, total return is not annualized.
(H)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Financial Highlights [100]

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

STRATEGIC GROWTH FUND - CLASS C SHARES
		Period		Year	Year	Year	Year		Period
		ended		ended	ended	ended	ended		ended
		9/30/09	(A)	12/31/08	12/31/07	12/31/06	12/31/05		12/31/04	(B)

	Per Share Operating Performance:
	Net Asset Value at Beginning
	of Period	$ 4.62		$ 8.70	$ 9.31	$ 8.86	$ 8.39		$ 8.03

	Income from Investment
	Operations:
	Net Investment Income (Loss)	(0.04)		(0.05)	0.03	0.06	(0.16)	(C)	(0.05)	(C)
	Net Realized and Unrealized
	Gain (Loss) on Investments	1.06		(3.47)	0.86	0.79	0.63		0.53
	Total from Investment
	Operations	1.02		(3.52)	0.89	0.85	0.47		0.48

	Less Distributions:
	Dividends from Net Investment
	Income	-		(0.04)	(0.03)	-	-		-
	Dividends from Realized Gains	-		(0.52)	(1.47)	(0.40)	-	*	(0.12)
	Total Distributions	-		(0.56)	(1.50)	(0.40)	-		(0.12)

	Net Asset Value at End of Period	$ 5.64		$ 4.62	$ 8.70	$ 9.31	$ 8.86		$ 8.39

	Total Return (D)(E)	22.08%	(H)	-40.32%	9.73%	9.51%	5.61%		5.92%	(H)

	Ratios/Supplemental Data:
	Net Assets,
	End of Period (in 000s)	$ 7,608		$ 6,423	$ 9,836	$ 7,609	$ 5,462		$ 2,204

	Ratio of Expenses to Average
	Net Assets:

	Before Reimbursement and	1.85%	(I)	1.78%	1.75%	1.81%	1.86%		1.88%	(I)
	Waiver/Recoupment of
	Expenses by Adviser (F)
	After Reimbursement and	1.85%	(I)	1.78%	1.75%	1.81%	1.90%		1.90%	(I)
	Waiver/Recoupment of
	Expenses by Adviser (F)

	Ratio of Net Investment Income
	(Loss) to Average Net Assets:

	\ Before Reimbursement and	(1.00)%	(I)	(0.61)%	0.43%	0.76%	(1.85)%		(1.49)%	(I)
	Waiver/Recoupment of
	Expenses by Adviser (F) (G)
	After Reimbursement and	(1.00)%	(I)	(0.61)%	0.43%	0.76%	(1.89)%		(1.51)%	(I)
	Waiver/Recoupment of
	Expenses by Adviser (F) (G)

	Portfolio Turnover	5.21%		16.61%	45.00%	10.55%	1.61%		0.46%

	*Amount is less than $0.005 per share.

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	For the period February 3, 2004 (Commencement of Operations) to December 31, 2004.
(C)	Per share amounts calculated using average shares method.
(D)	Total return calculation does not reflect redemption fee.
(E)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
	Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(F)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(G)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies
	in which the Fund invests.
(H)	For periods of less than one full year, total return is not annualized.
(I)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Financial Highlights [101]

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

CONSERVATIVE GROWTH FUND - CLASS A SHARES

		Period		Year	Year	Year	Year		Year
		ended		ended	ended	ended	ended		ended
		9/30/09	(A)	12/31/08	12/31/07	12/31/06	12/31/05		12/31/04

	Per Share Operating Performance:
	Net Asset Value at Beginning
	of Period	$ 6.94		$ 10.49	$ 11.10	$ 10.83	$ 10.26		$ 9.85

	Income from Investment
	Operations:
	Net Investment Income (Loss)	0.04		0.13	0.22	0.32	(0.01)	(B)	0.02	(B)
	Net Realized and Unrealized
	Gain (Loss) on Investments	1.27		(3.18)	0.75	0.75	0.58		0.61
	Total from Investment
	Operations	1.31		(3.05)	0.97	1.07	0.57		0.63

	Less Distributions:
	Dividends from Net Investment
	Income	-		(0.15)	(0.20)	(0.22)	-		-
	Dividends from Realized Gains	-		(0.35)	(1.38)	(0.58)	-		(0.19)
	Distributions from Return of
	Capital	-		-	-	-	-		(0.03)
	Total Distributions	-		(0.50)	(1.58)	(0.80)	-		(0.22)

	Net Asset Value at End of Period	$ 8.25		$ 6.94	$ 10.49	$ 11.10	$ 10.83		$ 10.26

	Total Return (C)(D)	18.88%	(G)	-28.88%	8.85%	9.86%	5.56%		6.41%

	Ratios/Supplemental Data:
	Net Assets,
	End of Period (in 000s)	$33,128		$ 26,206	$38,102	$ 33,189	$ 27,765		$23,241

	Ratio of Expenses to Average
	Net Assets:

	Before Reimbursement and	1.10%	(H)	1.02%	1.02%	1.08%	1.13%		1.14%
	Waiver/Recoupment of
	Expenses by Adviser (E)
	After Reimbursement and	1.10%	(H)	1.02%	1.02%	1.09%	1.15%		1.15%
	Waiver/Recoupment of
	Expenses by Adviser (E)

	Ratio of Net Investment Income
	(Loss) to Average Net Assets:

	Before Reimbursement and	0.82%	(H)	1.36%	2.09%	2.98%	(0.11)%		0.27%
	Waiver/Recoupment of
	Expenses by Adviser (E) (F)
	After Reimbursement and	0.82%	(H)	1.36%	2.09%	2.97%	(0.13)%		0.26%
	Waiver/Recoupment of
	Expenses by Adviser (E) (F)

	Portfolio Turnover	15.74%		25.72%	40.54%	6.12%	3.61%		0.00%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
	Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(F)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies
	in which the Fund invests.
(G)	For periods of less than one full year, total return is not annualized.
(H)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Financial Highlights [102]

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

CONSERVATIVE GROWTH FUND - CLASS B SHARES
		Period		Year		Year	Year	Year		Year
		ended		ended		ended	ended	ended		ended
		9/30/09	(A)	12/31/08		12/31/07	12/31/06	12/31/05		12/31/04

	Per Share Operating Performance:
	Net Asset Value at Beginning
	of Period	$ 6.64		$ 10.03		$ 10.67	$ 10.43	$ 9.96		$ 9.60

	Income from Investment
	Operations:
	Net Investment Income (Loss)	-	(B)	0.05	(B)	0.14	0.22	(0.09)	(B)	(0.05)	(B)
	Net Realized and Unrealized
	Gain (Loss) on Investments	1.21		(3.01)		0.71	0.72	0.56		0.60
	Total from Investment
	Operations	1.21		(2.96)		0.85	0.94	0.47		0.55

	Less Distributions:
	Dividends from Net Investment
	Income	-		(0.08)		(0.11)	(0.12)	-		-
	Dividends from Realized Gains	-		(0.35)		(1.38)	(0.58)	-		(0.19)
	Total Distributions	-		(0.43)		(1.49)	(0.70)	-		(0.19)

	Net Asset Value at End of Period	$ 7.85		$ 6.64		$ 10.03	$ 10.67	$ 10.43		$ 9.96

	Total Return (C)(D)	18.22%	(G)	-29.37%		8.05%	9.00%	4.72%		5.72%

	Ratios/Supplemental Data:
	Net Assets,
	End of Period (in 000s)	$ 5,322		$ 5,556		$ 9,740	$ 10,423	$ 11,652		$ 12,870

	Ratio of Expenses to Average
	Net Assets:

	Before Reimbursement and	1.85%	(H)	1.76%		1.76%	1.82%	1.88%		1.89%
	Waiver/Recoupment of
	Expenses by Adviser (E)
	After Reimbursement and	1.85%	(H)	1.76%		1.76%	1.85%	1.90%		1.90%
	Waiver/Recoupment of
	Expenses by Adviser (E)

	Ratio of Net Investment Income
	(Loss) to Average Net Assets:

	Before Reimbursement and	(0.01)%	(H)	0.53%		1.14%	1.88%	(0.86)%		(0.48)%
	Waiver/Recoupment of
	Expenses by Adviser (E) (F)
	After Reimbursement and	(0.01)%	(H)	0.53%		1.14%	1.85%	(0.88)%		(0.49)%
	Waiver/Recoupment of
	Expenses by Adviser (E) (F)

	Portfolio Turnover	15.74%		25.72%		40.54%	6.12%	3.61%		0.00%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
	Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(F)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies
	in which the Fund invests.
(G)	For periods of less than one full year, total return is not annualized.
(H)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Financial Highlights [103]

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

CONSERVATIVE GROWTH FUND - CLASS C SHARES

		Period		Year		Year	Year	Year		Period
		ended		ended		ended	ended	ended		ended
		9/30/09	(A)	12/31/08		12/31/07	12/31/06	12/31/05		12/31/04	(B)

	Per Share Operating Performance:
	Net Asset Value at Beginning
	of Period	$ 6.61		$ 10.02		$ 10.68	$ 10.44	$ 9.97		$ 9.69

	Income from Investment
	Operations:
	Net Investment Income (Loss)	-	*	0.06	(C)	0.12	0.23	(0.09)	(C)	(0.02)	(C)
	Net Realized and Unrealized
	Gain (Loss) on Investments	1.22		(3.03)		0.72	0.73	0.56		0.49
	Total from Investment
	Operations	1.22		(2.97)		0.84	0.96	0.47		0.47

	Less Distributions:
	Dividends from Net Investment
	Income	-		(0.09)		(0.12)	(0.14)	-		-
	Dividends from Realized Gains	-		(0.35)		(1.38)	(0.58)	-		(0.19)
	Total Distributions	-		(0.44)		(1.50)	(0.72)	-		(0.19)

	Net Asset Value at End of Period	$ 7.83		$ 6.61		$ 10.02	$ 10.68	$ 10.44		$ 9.97

	Total Return (D)(E)	18.46%	(H)	-29.45%		7.98%	9.16%	4.71%		4.84%	(H)

	Ratios/Supplemental Data:
	Net Assets,
	End of Period (in 000s)	$ 7,500		$ 6,438		$ 7,164	$ 5,833	$ 4,361		$ 2,638

	Ratio of Expenses to Average
	Net Assets:

	Before Reimbursement and	1.85%	(I)	1.77%		1.77%	1.84%	1.88%		1.89%	(I)
	Waiver/Recoupment of
	Expenses by Adviser (F)
	After Reimbursement and	1.85%	(I)	1.77%		1.77%	1.84%	1.90%		1.90%	(I)
	Waiver/Recoupment of
	Expenses by Adviser (F)

	Ratio of Net Investment Income
	(Loss) to Average Net Assets:

	Before Reimbursement and	0.05%	(I)	0.72%		1.40%	2.36%	(0.86)%		(0.48)%	(I)
	Waiver/Recoupment of
	Expenses by Adviser (F) (G)
	After Reimbursement and	0.05%	(I)	0.72%		1.40%	2.36%	(0.88)%		(0.49)%	(I)
	Waiver/Recoupment of
	Expenses by Adviser (F) (G)

	Portfolio Turnover	15.74%		25.72%		40.54%	6.12%	3.61%		0.00%

	*Amount is less than $0.005 per share.
(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	For the period February 3, 2004 (Commencement of Operations) to December 31, 2004.
(C)	Per share amounts calculated using average shares method.
(D)	Total return calculation does not reflect redemption fee.
(E)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
	Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(F)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(G)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies
	in which the Fund invests.
(H)	For periods of less than one full year, total return is not annualized.
(I)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Financial Highlights [104]

NOTES TO FINANCIAL STATEMENTS

September 30, 2009

TIMOTHY PLAN FAMILY OF FUNDS

Note 1 – Significant Accounting Policies

The Timothy Plan (the “Trust”) is organized as a series of a Delaware business trust pursuant to a trust agreement dated December 16, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. As of September 30, 2009, the Trust consisted of twelve series. These financial statements include the following ten series: Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large / Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large / Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Money Market Fund, Timothy Plan Strategic Growth Fund and Timothy Plan Conservative Growth Fund (the “Funds”).

The Timothy Plan Aggressive Growth Fund’s investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in U.S. common stocks without regard to market capitalizations and investing in the securities of a limited number of companies which the Fund’s Adviser believes show a high probability for superior growth.

The Timothy Plan International Fund’s investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in the common stock and similar securities of foreign companies through the purchase of American Depository Receipts (ADR’s) without regard to market capitalization, investing its assets in the ADR’s of companies which the Fund’s investment manager believes show a high probability for superior growth, and allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

The Timothy Plan Large / Mid Cap Growth Fund’s investment objective is long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in U.S. common stocks with market capitalizations in excess of $2 billion.

The Timothy Plan Small Cap Value Fund’s primary objective is long-term capital growth, with a secondary objective of current income. The Fund seeks to achieve its investment objective by primarily investing at least 80% of its assets in U.S. common stocks whose market capitalization is generally less than $2 billion.

The Timothy Plan Large / Mid Cap Value Fund’s investment objective is long-term capital growth, with a secondary objective of current income. The Fund seeks to achieve its investment objective by primarily investing in U.S. common stocks. The Fund will invest at least 80% of its assets in the common stock of companies whose total market capitalization generally exceeds $2 billion.

The Timothy Plan Fixed Income Fund seeks to generate a high level of current income consistent with prudent investment risk. To achieve its investment objective, the Fund normally invests in a diversified portfolio of debt securities. These include corporate bonds, U.S. Government and agency securities, convertible securities and preferred securities. The Fund will generally only purchase high quality securities.

The Timothy Plan High Yield Bond Fund’s investment objective is to generate a high level of current income. To achieve its investment objective, the Fund normally invests in a diversified portfolio of debt securities. These include corporate bonds, U.S. Government and agency securities, convertible securities and preferred securities. The Fund will generally purchase securities that are not investment-grade, meaning securities with a rating of “BBB” or lower as rated by Standard and Poor’s or a comparable rating by another nationally recognized rating agency. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

Timothy Plan Notes to Financial Statements [105]

NOTES TO FINANCIAL STATEMENTS

September 30, 2009

TIMOTHY PLAN FAMILY OF FUNDS

The Timothy Plan Money Market Fund seeks to generate a high level of current income consistent with the preservation of capital. To achieve its investment objective, the Fund normally invests in short-term debt instruments, such as obligations of the U.S. Government and its agencies, certificates of deposit, banker’s acceptances, commercial paper and short-term corporate notes.

The Timothy Plan Strategic Growth Fund seeks to generate medium to high levels of long-term capital growth. The Fund seeks to achieve its investment objective by normally investing at least 75% of its net assets in the following Funds which are other series of the Trust: approximately 10%-15% of its net assets in the Timothy Plan Small Cap Value Fund; approximately 15%-25% of its net assets in the Timothy Plan Large / Mid Cap Value Fund; approximately 15%-25% of its net assets in the Timothy Plan Large / Mid Cap Growth Fund; approximately 0-20% of its net assets in the Timothy Plan High Yield Bond Fund; approximately 20-30% of its net assets in the Timothy International Fund; and approximately 10%-15% in the Timothy Plan Aggressive Growth Fund. The Fund may also invest in the Timothy Plan Money Market Fund.

The Timothy Plan Conservative Growth Fund seeks to generate moderate levels of long-term capital growth with a secondary objective of current income. The Fund seeks to achieve its investment objective by normally investing at least 75% of its net assets in the following Funds which are other series of the Trust: approximately 5%-15% of its net assets in the Timothy Plan Small Cap Value Fund; approximately 15%-25% of its net assets in the Timothy Plan Large / Mid Cap Value Fund; approximately 5%-15% of its net assets in the Timothy Plan Large / Mid Cap Growth Fund; approximately 0-10% of its net assets in the Timothy Plan Aggressive Growth Fund; approximately 5-15% in the Timothy Plan High Yield Bond Fund; approximately 10-20% of its net assets in the Timothy Plan International Fund; and approximately 20%-40% in the Timothy Plan Fixed Income Fund. The Fund may also invest in the Timothy Plan Money Market Fund.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies.

A.	Security Valuation and Fair Value Measurements

All investments in securities are recorded at their estimated fair value as described in Note 2.

B.	Investment Income and Securities Transactions

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date. Interest income and expenses are recognized on an accrual basis. The Timothy Plan Aggressive Growth Fund, Large / Mid Cap Growth Fund, Large / Mid Cap Value Fund, and Small Cap Value Fund have made certain investments in real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”). Dividend income from REITs and MLPs is recognized on the ex-dividend date. It is common for distributions from REITs and MLPs to exceed taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Income or loss from the MLPs is reclassified upon receipt of the MLPs’ K-1. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding

Timothy Plan Notes to Financial Statements [106]

NOTES TO FINANCIAL STATEMENTS

September 30, 2009

TIMOTHY PLAN FAMILY OF FUNDS

taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C. Net Asset Value Per Share

The Net Asset Value (“NAV”) per share of the capital stock of the Funds is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of its net assets by the number of Fund shares outstanding. The NAV is calculated separately for each class of the following Funds, Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large / Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large / Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Money Market Fund, Timothy Plan Strategic Growth Fund and Timothy Plan Conservative Growth Fund. The asset value of the classes may differ because of different fees and expenses charged to each class.

D. Expenses

Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or another appropriate basis (as determined by the Board of Trustees).

E.	Classes

There are three Classes of shares currently offered by the Trust; Class A shares are offered with a front-end sales charge and ongoing service/distribution fees; Class C shares are offered with a contingent deferred sales charge (“CDSC”) that ends after the first year and ongoing service and distribution fees; No-Load shares are offered without sales charges or ongoing service/distribution fees (The Timothy Plan Money Market Fund only). The Trust previously has offered Class B shares to the public, which contain a contingent deferred sales charge that declines to zero over a period of years and are subject to an ongoing service/distribution fee. Sales of Class B shares to new shareholders were suspended by the Board during their meeting on February 27, 2004, with the suspension effective May, 2004, therefore, the CDSC fee no longer applies to Class B shares.

Class B shares automatically convert to Class A shares once the economic equivalent of the highest front-end sales charge paid at time of purchase has been received by a Fund, in the form of Rule 12b-1 distribution fees, paid by all Class B shares owned by an investor.

Class specific expenses are borne by each specific class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

F.	Use of Estimates

In the preparation of financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G. Federal Income Taxes

It is the policy of each Fund to continue to comply with all requirements under subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income or gains. Therefore, no federal income tax or excise provision is required.

As of September 30, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the periods ended September 30, 2009 and December 31, 2008, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2006 and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially within the next twelve months.

Timothy Plan Notes to Financial Statements [107]

NOTES TO FINANCIAL STATEMENTS

September 30, 2009

TIMOTHY PLAN FAMILY OF FUNDS

H. Subsequent Events

In accordance with GAAP, management has evaluated subsequent events through November 30, 2009, the date the financial statements were issued and determined there were no material subsequent events for the Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large / Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large / Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, and Timothy Plan Money Market Fund. Please see Note 10 for information regarding the Timothy Plan Strategic Growth Fund and Timothy Plan Conservative Growth Fund.

I. Distributions to Shareholders

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or NAVs per share of the Funds. For the fiscal period ended September 30, 2009, the following reclassifications were done:

	Amount	Reclassified from:	Reclassified to:
Aggressive Growth Fund	$ 201,996	Net Investment Loss	Paid-in Capital
Large / Mid Cap Growth Fund	$ 164,775	Net Investment Loss	Paid-in Capital
Large / Mid Cap Growth Fund	$ 1,380,010	Accumulated Realized Loss	Paid-in Capital
Small Cap Value Fund	$ 296,132	Net Investment Loss	Paid-in Capital
High Yield Bond Fund	$ 378	Excess Distribution from Undistributed Net Investment Income	Paid-in Capital
Money Market Fund	$ 7,709	Accumulated Realized Gains	Net Investment Income
Strategic Growth Fund	$ 143,802	Net Investment Loss	Paid-in Capital

Note 2 – Security Valuation and Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

Timothy Plan Notes to Financial Statements [108]

NOTES TO FINANCIAL STATEMENTS

September 30, 2009

TIMOTHY PLAN FAMILY OF FUNDS

•	Level 1 – quoted prices in active markets for identical securities
•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Each Fund generally determines the total value of each Class of its shares by using market prices for the securities comprising its portfolio. Equity securities, including common stock, American Depositary Receipts (ADR), real estate investment trusts, and master limited partnerships, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or Sub-Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, when the market is considered inactive, an equity security (such as some ADR’s owned by the International Fund) owned by the Funds will be valued by the pricing service at an evaluated bid, with inputs such as the underlying securities price, the exchange rate for the currency and the ADR factor. When this happens, the security will generally be classified as a Level 2 security. When market quotations are not readily available, when the Adviser or Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser or Sub-Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will generally be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities such as corporate bonds, restricted corporate bonds, asset-backed securities, U.S. Government securities and U.S. government agency securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser or Sub-Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser or Sub-Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser or Sub-Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

Timothy Plan Notes to Financial Statements [109]

NOTES TO FINANCIAL STATEMENTS

September 30, 2009

TIMOTHY PLAN FAMILY OF FUNDS

The Timothy Plan Money Market Fund uses the amortized cost method to compute its NAV. This means that securities purchased by the Fund are not marked to market. Instead, any premium paid or discount realized will be amortized or accrued over the life of the security and credited/debited daily against the total assets of the Fund. This also means that, under most circumstances, the Money Market Fund will not sell securities prior to maturity date except to satisfy redemption requests.

The Board has delegated to the Adviser and/or Sub-Advisers responsibility for determining the value of Fund portfolio securities under certain circumstances. Under such circumstances, the Adviser or Sub-Adviser will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances. The Adviser must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Board has adopted written policies and procedures to guide the Adviser and Sub-Advisers with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The following is a summary of the inputs used to value each Fund’s assets as of September 30, 2009:

Aggressive Growth Fund	VALUATION INPUTS
Assets	Level 1: Quoted Prices in Active Markets	Level 2: Other Significant Observable Inputs	Level 3: Significant Unobservable Inputs	Total
Common Stocks *	$ 18,079,540	$ -	$ -	$ 18,079,540
American Depositary Receipts *	$ 709,471	$ -	$ -	$ 709,471
Money Market Funds	$ 454,894	$ -	$ -	$ 454,894
Total	$ 19,243,905	$ -	$ -	$ 19,243,905
*Refer to the Schedule of Investments for industry classifications.
International Fund	VALUATION INPUTS
Assets	Level 1: Quoted Prices in Active Markets	Level 2: Other Significant Observable Inputs	Level 3: Significant Unobservable Inputs	Total
American Depositary Receipts *	$ 18,108,731	$ 18,054,934	$ -	$ 36,163,665
Common Stocks *	$ 1,627,500	$ -	$ -	$ 1,627,500
Money Market Funds	$ 926,250	$ -	$ -	$ 926,250
Total	$ 20,662,481	$ 18,054,934	$ -	$ 38,717,415
*Refer to the Schedule of Investments for industry classifications.

Timothy Plan Notes to Financial Statements [110]

NOTES TO FINANCIAL STATEMENTS

September 30, 2009

TIMOTHY PLAN FAMILY OF FUNDS

Large/Mid Cap Growth Fund	VALUATION INPUTS
Assets	Level 1: Quoted Prices in Active Markets	Level 2: Other Significant Observable Inputs	Level 3: Significant Unobservable Inputs	Total
Common Stocks *	$ 36,239,113	$ -	$ -	$ 36,239,113
American Depositary Receipts *	$ 1,053,360	$ -	$ -	$ 1,053,360
Money Market Funds	$ 2,134,552	$ -	$ -	$ 2,134,552
Total	$ 39,427,025	$ -	$ -	$ 39,427,025
*Refer to the Schedule of Investments for industry classifications.

Small Cap Value Fund	VALUATION INPUTS
Assets	Level 1: Quoted Prices in Active Markets	Level 2: Other Significant Observable Inputs	Level 3: Significant Unobservable Inputs	Total
Common Stocks *	$ 50,640,406	$ -	$ -	$ 50,640,406
REITS	$ 2,587,550	$ -	$ -	$ 2,587,550
Money Market Funds	$ 2,489,135	$ -	$ -	$ 2,489,135
Total	$ 55,717,091	$ -	$ -	$ 55,717,091
*Refer to the Schedule of Investments for industry classifications.

Large/Mid Cap Value Fund	VALUATION INPUTS
Assets	Level 1: Quoted Prices in Active Markets	Level 2: Other Significant Observable Inputs	Level 3: Significant Unobservable Inputs	Total
Common Stocks *	$ 85,359,039	$ -	$ -	$ 85,359,039
Master Limited Partnerships	$ 2,098,548	$ -	$ -	$ 2,098,548
REITS	$ 4,317,150	$ -	$ -	$ 4,317,150
Money Market Funds	$ 2,248,006	$ -	$ -	$ 2,248,006
Total	$ 94,022,743	$ -	$ -	$ 94,022,743
*Refer to the Schedule of Investments for industry classifications.

Timothy Plan Notes to Financial Statements [111]

NOTES TO FINANCIAL STATEMENTS

September 30, 2009

TIMOTHY PLAN FAMILY OF FUNDS

Fixed Income Fund	VALUATION INPUTS
Assets	Level 1: Quoted Prices in Active Markets	Level 2: Other Significant Observable Inputs	Level 3: Significant Unobservable Inputs	Total
Asset-Backed Securities	$ -	$ 557,054	$ -	$ 557,054
Corporate Bonds	$ -	$ 15,608,052	$ -	$ 15,608,052
U.S. Government Agencies	$ -	$ 2,796,112	$ -	$ 2,796,112
Mortgaged-Backed Securities	$ -	$ 18,070,595	$ -	$ 18,070,595
U.S. Treasuries	$ -	$ 6,653,994	$ -	$ 6,653,994
U.S. Treasury TIPs	$ -	$ 4,435,755	$ -	$ 4,435,755
Money Market Funds	$ 5,268,261	$ -	$ -	$ 5,268,261
Total	$ 5,268,261	$ 48,121,562	$ -	$ 53,389,823

High Yield Bond Fund	VALUATION INPUTS
Assets	Level 1: Quoted Prices in Active Markets	Level 2: Other Significant Observable Inputs	Level 3: Significant Unobservable Inputs	Total
Corporate Bonds	$ -	$ 13,646,070	$ -	$ 13,646,070
144A Securities	$ -	$ 3,948,400	$ -	$ 3,948,400
Money Market Funds	$ 1,034,441	$ -	$ -	$ 1,034,441
Total	$ 1,034,441	$ 17,594,470	$ -	$ 18,628,911

Money Market Fund	VALUATION INPUTS
Assets	Level 1: Quoted Prices in Active Markets	Level 2: Other Significant Observable Inputs	Level 3: Significant Unobservable Inputs	Total
U.S. Government Agencies	$ -	$ 2,499,525	$ -	$ 2,499,525
U.S. Treasuries	$ -	$ 21,494,885		$ 21,494,885
Asset-Backed Securities	$ -	$ 1,038,400	$ -	$ 1,038,400
Money Market Funds	$ 2,173,377	$ -	$ -	$ 2,173,377
Total	$ 2,173,377	$ 25,032,810	$ -	$ 27,206,187

Timothy Plan Notes to Financial Statements [112]

NOTES TO FINANCIAL STATEMENTS

September 30, 2009

TIMOTHY PLAN FAMILY OF FUNDS

Strategic Growth Fund	VALUATION INPUTS
Assets	Level 1: Quoted Prices in Active Markets	Level 2: Other Significant Observable Inputs	Level 3: Significant Unobservable Inputs	Total
Mutual Funds	$ 43,914,324	$ -	$ -	$ 43,914,324
Total	$ 43,914,324	$ -	$ -	$ 43,914,324

Conservative Growth Fund	VALUATION INPUTS
Assets	Level 1: Quoted Prices in Active Markets	Level 2: Other Significant Observable Inputs	Level 3: Significant Unobservable Inputs	Total
Mutual Funds	$ 45,977,441	$ -	$ -	$ 45,977,441
Money Market Funds	$ 40,213	$ -	$ -	$ 40,213
Total	$ 46,017,654	$ -	$ -	$ 46,017,654

The Funds did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Funds did not hold any derivative instruments during the reporting period.

Note 3 – Purchases and Sales of Securities

The following is a summary of the cost of purchases and proceeds from the sale of securities, other than short-term investments, for the fiscal period ended September 30, 2009:

	PURCHASES		SALES
Funds	U.S. Gov't Obligations	Other	U.S. Gov't Obligations	Other
Aggressive Growth Fund		$ 21,578,133		$ 22,106,655
International Fund		$ 14,072,826		$ 11,672,509
Large / Mid Cap Growth Fund		$ 25,717,356		$ 29,952,540
Small Cap Value Fund		$ 26,639,893		$ 29,438,190
Large / Mid Cap Value Fund		$ 26,755,061		$ 25,560,164
Fixed Income Fund	$ 11,933,617	$ 3,557,271	$ 5,237,847	$ 3,864,350
High Yield Bond Fund		$ 4,861,819		$ 4,908,782
Strategic Growth Fund		$ 1,996,094		$ 4,754,080
Conservative Growth Fund		$ 7,278,516		$ 6,069,731

Timothy Plan Notes to Financial Statements [113]

NOTES TO FINANCIAL STATEMENTS

September 30, 2009

TIMOTHY PLAN FAMILY OF FUNDS

Note 4 – Investment Management Fee and Other Transactions with Affiliates

Timothy Partners, Ltd., (“TPL”) is the investment adviser for the Funds pursuant to an investment advisory agreement (the “Agreement”) that was renewed by the Board on February 27, 2009. TPL supervises the investment of the assets of each Fund in accordance with the objectives, policies and restrictions of the Trust. Under the terms of the Agreement, as amended, TPL receives a fee, accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Timothy Plan International Fund; 0.85% of the average daily net assets of the Timothy Plan Aggressive Growth, Timothy Plan Small Cap Value, Timothy Plan Large / Mid Cap Growth, and Timothy Plan Large / Mid Cap Value Funds; 0.60% of the average daily net assets of the Timothy Plan Fixed Income, the Timothy Plan High Yield Bond and Timothy Plan Money Market Funds; and 0.65% of the average daily net assets of the Timothy Plan Conservative Growth and Timothy Plan Strategic Growth Funds. TPL has voluntarily agreed to reduce the fee it receives from Timothy Plan Fixed Income and Timothy Plan Money Market to 0.45% and 0.40%, respectively. Additionally, TPL has voluntarily agreed to reduce fees payable to it by the Timothy Plan Money Market Fund and reimburse other expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses as follows:

Voluntary Caps	Period

65 bps	January 1, 2008 - January 22, 2009
45 bps	January 23 – March 24, 2009
30 bps	March 25 – April 14, 2009
25 bps 20 bps 15 bps	April 15 – September 8, 2009 September 9 – September 15, 2009 September 16 - current

Such voluntary fee reductions/reimbursements may be authorized by TPL at any time, but such action shall not obligate TPL to waive any fees in the near future. An officer and trustee of the Funds is also an officer and owner of the Adviser.

For the periods ended September 30, 2009 and December 31, 2008, TPL waived and reimbursed the Funds as follows:

Funds	Waivers and Reimbursements
	Period ended	Year ended
	September 30,	December 31,
	2009	2008

Fixed Income Fund	$ 50,780	$ 73,514
Money Market Fund	$159,776	$107,015

At September 30, 2009, the Adviser may recapture a portion of the reimbursed amounts no later than the dates as stated below:

Funds	2009	2010
High Yield Bond Fund*	$-	$12,185
Money Market Fund *	$ 21,997	$-

*	The Timothy Plan High Yield Bond Fund and the Timothy Plan Money Market Fund were able to incur recoupment expenses as a result of previous waiver/recoupment agreements.

The Timothy Plan Aggressive Growth, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth, Timothy Plan Small Cap Value, Timothy Plan Large/Mid Cap Value, Timothy Plan Fixed Income, and Timothy Plan High Yield Bond Funds have adopted shareholder services plans (the “Plans”) pursuant to Rule 12b-1 under the

Timothy Plan Notes to Financial Statements [114]

NOTES TO FINANCIAL STATEMENTS

September 30, 2009

TIMOTHY PLAN FAMILY OF FUNDS

Investment Company Act of 1940, as amended. The Plans provide that the Funds will pay TPL or others for expenses that relate to the promotion or distribution of shares. Under the Class A Plan, the Funds will pay TPL a fee at an annual rate of 0.25%, payable monthly, of the average daily net assets attributable to such class of shares. Under the Class B and C Plans, the Funds will pay TPL a fee at an annual rate of 1.00%, payable monthly, of which, 0.25% may be a service fee and 0.75% may be payable to outside broker/dealers, of the average daily net assets attributable to such class of shares.

The Timothy Plan Conservative Growth and Timothy Plan Strategic Growth Funds have adopted shareholder services plans (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plans provide that the Funds will pay TPL or others for expenses that relate to the promotion or distribution of shares. Class A shares of the Funds do not impose a service fee. Under the Class B and C Plans, the Fund will pay TPL a fee at an annual rate of 0.75%, payable monthly to outside broker/dealers, of the average daily net assets attributable to such class of shares. For the periods ended September 30, 2009 and December 31, 2008, the Funds paid TPL under the terms of the Plan’s as follows:

Funds	12b-1 Fees
	Period ended	Year ended
	September 30, 2009	December 31, 2008
Aggressive Growth Fund	$ 39,839	$ 80,422
International Fund	$ 68,523	$ 114,436
Large / Mid Cap Growth Fund	$ 80,352	$ 151,981
Small Cap Value Fund	$ 131,300	$ 253,954
Large / Mid Cap Value Fund	$ 208,484	$ 399,776
Fixed Income Fund	$ 110,987	$ 154,650
High Yield Bond Fund	$ 30,313	$ 47,608
Strategic Growth Fund	$ 71,362	$ 149,214
Conservative Growth Fund	$ 66,016	$ 115,164

TPL also serves as the principal underwriter of the Funds’ shares. An officer and trustee of the Funds is also an officer of the principal underwriter. For the fiscal period ended September 30, 2009, TPL received sales charges deducted from the proceeds of sales of Class A capital shares and CDSC fees deducted from the redemption of Class B and C capital shares as follows:

Funds	Sales Charges (Class A)	CDSC Fees (Class B)	CDSC Fees (Class C)
Aggressive Growth Fund	$ 1,289	$ 9	$ 155
International Fund	$ 3,468	$ -	$ 206
Large / Mid Cap Growth Fund	$ 3,506	$ 14	$ 426
Small Cap Value Fund	$ 4,564	$ 50	$ 1,395
Large / Mid Cap Value Fund	$ 12,867	$ 27	$ 3,763
Fixed Income Fund	$ 17,865	$ 27	$ 2,986
High Yield Bond Fund	$ 2,968	$ -	$ 150
Strategic Growth Fund	$ 11,367	$ 104	$ 1,768
Conservative Growth Fund	$ 15,402	$ 200	$ 1,255

Timothy Plan Notes to Financial Statements [115]

NOTES TO FINANCIAL STATEMENTS

September 30, 2009

TIMOTHY PLAN FAMILY OF FUNDS

Note 5 – Payment by Affiliate

During the year ended December 31, 2008, the Sub-Adviser for the Timothy Plan Aggressive Growth Fund reimbursed the Fund $24,684 due to an investing error during the transition of sub-advisers. The Sub-Adviser reimbursed the Fund for the difference in performance relative to the intended portfolio and the transaction costs of rebalancing the portfolio.

Note 6 – Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund under Section 2(a) 9 of the Investment Company Act of 1940. As of September 30, 2009, the following shareholders, for the benefit of their customers, may be considered to control the Funds:

Funds	% of Fund	Owned By:
Large / Mid Cap Growth Fund, Class B	28.77%	National Financial Services

Certain Timothy Plan Funds own shares of other Timothy Plan Funds. U.S. Bank, N.A., custodian of the Timothy Plan Funds, holds these shares in omnibus accounts, some of which are controlled by National Financial Services, Inc. The following shows the percentage of each Timothy Plan Fund that is held by U.S. Bank, N.A., as custodian of the Timothy Funds. These accounts can be considered affiliated to the Timothy Plan.

% of Fund Owned by Other Timothy Plan Funds:
Aggressive Growth Fund, Class A	71.37%
International Fund, Class A	77.18%
Large / Mid Cap Growth Fund, Class A	58.89%
Small Cap Value Fund, Class A	34.77%
Large / Mid Cap Value Fund, Class A	36.07%
Fixed Income Fund, Class A	54.61%
High Yield Bond Fund, Class A	81.07%
Money Market Fund	53.74%

Note 7 - Unrealized Appreciation (Depreciation)

At September 30, 2009, for federal income tax purposes, the cost and the composition of gross unrealized appreciation (depreciation) of investment securities are as follows:

Funds	Cost	Appreciation	(Depreciation)	Net Appreciation (Depreciation)
Aggressive Growth Fund	$ 16,146,053	$ 3,289,077	$ (191,225)	$ 3,097,852
International Fund	$ 37,799,070	$ 3,796,226	$ (2,877,881)	$ 918,345
Large / Mid Cap Growth Fund	$ 36,788,926	$ 4,307,938	$ (1,669,839)	$ 2,638,099
Small Cap Value Fund	$ 50,605,912	$ 6,612,984	$ (1,501,805)	$ 5,111,179
Large / Mid Cap Value Fund	$ 87,439,290	$ 11,096,342	$ (4,512,889)	$ 6,583,453
Fixed Income Fund	$ 51,410,436	$ 2,029,083	$ (49,696)	$ 1,979,387
High Yield Bond Fund	$ 18,624,601	$ 761,939	$ (757,629)	$ 4,310
Money Market Fund	$ 27,206,187	$ -	$ -	$ -
Strategic Growth Fund	$ 57,951,532	$ -	$ (14,037,208)	$ (14,037,208)
Conservative Growth Fund	$ 53,690,190	$ 129,629	$ (7,802,165)	$ (7,672,536)

Timothy Plan Notes to Financial Statements [116]

NOTES TO FINANCIAL STATEMENTS

September 30, 2009

TIMOTHY PLAN FAMILY OF FUNDS

The differences between book basis and tax basis appreciation (depreciation) are primarily attributable to the deferral on wash sales and the tax treatment of certain positions, including U.S. Treasury TIPS and passive foreign investment companies.

Note 8 – Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended September 30, 2009, the fiscal year ended December 31, 2008 and the fiscal period ended December 31, 2007 were as follows:

	Aggressive Growth Fund	International Fund	Large / Mid Cap Growth Fund	Small Cap Value Fund
Year ended December 31, 2008
Ordinary Income	$ -	$ 445,202	$ -	$ -
Short-term Capital Gains	-	-	-	424,158
Long-term Capital Gains	48,425	-	68,000	-
	$ 48,425	$ 445,202	$ 68,000	$ 424,158

Year ended December 31, 2007
Ordinary Income	$ -	$ 141,892	$ -	$ 121,858
Long-term Capital Gains	2,800,909	-	757,225	5,348,060
Return of Capital	-	-	4,950,780	4,995,748
	$ 2,800,909	$ 141,892	$ 5,708,005	$ 10,465,666

	Large / Mid Cap Value Fund	Fixed Income Fund	High Yield Bond Fund
Period ended September 30, 2009
Ordinary Income	$ -	$ 1,134,412	$ 1,014,621
	$ -	$ 1,134,412	$ 1,014,621

Year ended December 31, 2008
Ordinary Income	$ 287,444	$ 2,053,290	$ 1,274,024
Short-term Capital Gains	531,542	-	10,357
Long-term Capital Gains	677,192	-	-
	$ 1,496,178	$ 2,053,290	$ 1,284,381

Year ended December 31, 2007
Ordinary Income	$ 1,050,778	$ 2,092,303	$ 694,291
Long-term Capital Gains	1,244,931	-	-
Return of Capital	6,832,904	-	-
	$ 9,128,613	$ 2,092,303	$ 694,291

Timothy Plan Notes to Financial Statements [117]

NOTES TO FINANCIAL STATEMENTS

September 30, 2009

TIMOTHY PLAN FAMILY OF FUNDS

	Money Market Fund	Strategic Growth Fund	Conservative Growth Fund
Period ended September 30, 2009
Ordinary Income	$ 17,430	$ -	$ -
Short-term Capital Gains	2,313	-	-
	$ 19,743	$ -	$ -

Year ended December 31, 2008
Ordinary Income	$ 556,735	$ 506,870	$ 697,282
Short-term Capital Gains	-	230,982	58,044
Long-term Capital Gains	-	3,451,894	1,808,503
	$ 556,735	$ 4,189,746	$ 2,563,829

Year ended December 31, 2007
Ordinary Income	$ 1,245,883	$ 452,403	$ 818,555
Short-term Capital Gains	-	-	85,576
Long-term Capital Gains	-	-	6,317,069
Return of Capital	-	9,489,157	-
	$ 1,245,883	$ 9,941,560	$ 7,221,200

There were no distributions by the Aggressive Growth, International, Large / Mid Cap Growth, Small Cap Value, Large / Mid Cap Value, Strategic Growth and Conservative Growth Funds during the fiscal period ended September 30, 2009.

As of September 30, 2009, the components of distributable earnings on a tax basis were as follows:

	Aggressive Growth Fund	International Fund	Large / Mid Cap Growth Fund		Small Cap Value Fund

Undistributed Ordinary Income	$ -	$ 426,390	$ -		$ -
Capital Loss Carryforward	(9,857,278)	(13,575,141)	(10,809,677)	*	(20,173,839)
Unrealized Appreciation (Depreciation)	3,097,852	918,345	2,638,099		5,111,179
	$ (6,759,426)	$ (12,230,406)	$ (8,171,578)		$ (15,062,660)

* Following the 2005 acquisition by the Timothy Plan Large/Mid Cap Growth Fund of the NOAH Fund Equity Portfolio,

the Timothy Fund acquired all capital loss carryforwards available to the NOAH Fund. In accordance with Section 382 of the Internal Revenue Code, loss limitations were appropriately applied to the available capital loss carryforward.

Of the capital losses subject to Section 382, the Fund may only utilize $358,459 in a given year.

Timothy Plan Notes to Financial Statements [118]

NOTES TO FINANCIAL STATEMENTS

September 30, 2009

TIMOTHY PLAN FAMILY OF FUNDS

	Large / Mid Cap Value Fund	Fixed Income Fund	High Yield Bond Fund

Undistributed Ordinary Income	$ 395,126	$ 6,356	$ -
Capital Loss Carryforward	(26,016,414)	(2,013,759)	(2,889,106)
Unrealized Appreciation (Depreciation)	6,583,453	1,979,387	4,310
	$ (19,037,835)	$ (28,016)	$ (2,884,796)

	Money Market Fund	Strategic Growth Fund	Conservative Growth Fund

Undistributed Ordinary Income	$ 7,683	$ -	$ 607,877
Capital Loss Carryforward	-	(3,408,716)	(1,762,631)
Unrealized Appreciation (Depreciation)	-	(14,037,208)	(7,672,536)
	$ 7,683	$ (17,445,924)	$ (8,827,290)

Note 9 – Capital Loss Carryforwards

At September 30, 2009, the following capital loss carryforwards are available to offset futures capital gains.

Funds	Loss Carryforward	Year Expiring

Aggressive Growth Fund	$ 3,723,197	2016
	$ 6,134,081	2017
International Fund	$ 498,385	2015
	$ 4,243,183	2016
	$ 8,833,573	2017
Large / Mid Cap Growth Fund *	$ 3,900,936	2016
	$ 6,908,741	2017
Small Cap Value Fund	$ 8,605,876	2016
	$ 11,567,963	2017

Funds	Loss Carryforward	Year Expiring

Large / Mid Cap Value Fund	$ 14,600,172	2016
	$ 11,416,242	2017
Fixed Income Fund	$ 569,273	2014
	$ 77,304	2015
	$ 252,039	2016
	$ 1,115,143	2017
High Yield Bond Fund	$ 815,295	2016
	$ 2,073,811	2017
Strategic Growth Fund	$ 844,160	2016
	$ 2,564,556	2017
Conservative Growth Fund	$ 1,762,631	2017
* Please refer to Note 8 for additional information regarding the availability of capital loss carryforwards within the Timothy Large / Mid Cap Growth Fund.

Timothy Plan Notes to Financial Statements [119]

NOTES TO FINANCIAL STATEMENTS

September 30, 2009

TIMOTHY PLAN FAMILY OF FUNDS

To the extent these loss carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

In 2009, the following capital loss carryforwards expired:

Loss Carryforward

Large/Mid Cap Growth Fund	$1,380,010

Note 10 – Subsequent Events

On October 28, 2009, the shareholders of the Strategic Growth and Conservative Growth Funds voted to add a newly created Fund, the Timothy Plan Defensive Strategies Fund (“Defensive Strategies Fund”) to their portfolio and amend the portfolio allocations to allow for investment in the Defensive Strategies Fund.

Timothy Plan Notes to Financial Statements [120]

Cohen Fund Audit Services

Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145-1524
www.cohenfund.com

440.835.8500
440.835.1093 *fax*

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees
The Timothy Plan

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large/Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Money Market Fund, Timothy Plan Strategic Growth Fund, and Timothy Plan Conservative Growth Fund (the "Funds"), ten of the series constituting The Timothy Plan, as of September 30, 2009, and the related statements of operations for the nine months in the period then ended and for the year ended December 31, 2008, statements of changes in net assets for the nine months in the period then ended and the periods ended December 31, 2008 and 2007, and the financial highlights for the nine months in the period then ended and each of the four years in the period ended December 31, 2008 for Timothy Plan Aggressive Growth Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large/Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan Money Market Fund, Timothy Plan Strategic Growth Fund, and Timothy Plan Conservative Growth Fund and the statements of operations for the nine months in the period then ended and for the year ended December 31, 2008 and statements of changes in net assets and financial highlights for the nine months in the period then ended and the periods ended December 31, 2008 and 2007 for Timothy Plan High Yield Bond Fund and Timothy Plan International Fund. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to December 31, 2005 were audited by another independent accounting firm who expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large/Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Money Market Fund, Timothy Plan Strategic Growth Fund, and Timothy Plan Conservative Growth Fund as of September 30, 2009, and the results of their operations, the changes in their net assets and their financial highlights for the periods then ended indicated above, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
November 30, 2009

an independent member of BAKER TILLY INTERNATIONAL

Registered with the Public Company Accounting Oversight Board

OFFICERS AND TRUSTEES OF THE TRUST
As of September 30, 2009 (Unaudited)

TIMOTHY PLAN FAMILY OF FUNDS

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Arthur D. Ally* 1055 Maitland Center Commons Maitland, FL Born: 1942	Chairman and President	Indefinite; Trustee and President since 1994	12
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee

President and controlling shareholder of Covenant Funds, Inc. (“CFI”), a holding company. President and general partner of Timothy Partners, Ltd. (“TPL”), the investment adviser and principal underwriter to each Fund. CFI is also the managing general partner of TPL.

None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Joseph E. Boatwright** 1410 Hyde Park Drive Winter Park, FL Born: 1930	Trustee, Secretary	Indefinite; Trustee and Secretary since 1995	12
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
	Retired Minister. Currently serves as a consultant to the Greater Orlando Baptist Association. Served as Senior Pastor to Aloma Baptist Church from 1970-1996.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Mathew D. Staver** 1055 Maitland Center Commons Maitland , FL Born: 1956	Trustee	Indefinite; Trustee since 2000	12
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee

Attorney specializing in free speech, appellate practice and religious liberty constitutional law. Founder of Liberty Counsel, a religious civil liberties education and legal defense organization. Host of two radio programs devoted to religious freedom issues. Editor of a monthly newsletter devoted to religious liberty topics. Mr. Staver has argued before the United States Supreme Court and has published numerous legal articles.

None

* Mr. Ally is an "interested" Trustee, as that term is defined in the 1940 Act, because of his positions with and financial interests in CFI and TPL.
** Messrs. Boatwright and Staver are "interested" Trustees, as that term is defined in the 1940 Act, because each has a limited partnership intereset in TPL.

Timothy Plan Officers and Trustees

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Richard W. Copeland 631 Palm Springs Drive Altamonte Springs, FL Born: 1947	Trustee	Indefinite; Trustee since 2005	12
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee

Principal of Richard W. Copeland, Attorney at Law for 33 years specializing in tax and estate planning. B.A. from Mississippi College, JD and LLM Taxation from University of Miami. Associate Professor Stetson University for past 31 years.

			None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Bill Johnson 203 E. Main Street Fremont, MI Born: 1946	Trustee	Indefinite; Trustee since 2005	12
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee

President (and Founder) of American Decency Association, Freemont, MI since 1999. Previously served as Michigan State Director for American Family Association (1987-1999). Previously a public school teacher for 18 years. B.S. from Michigan State University and a Masters of Religious Education from Grand Rapids Baptist Seminary.

			None

Timothy Plan Officers and Trustees

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Kathryn Tindal Martinez 4398 New Broad Street Orlando, FL Born: 1949	Trustee	Indefinite; Trustee since 2005	12
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee

Served on board of directors from 1991 to present, including House of Hope, B.E.T.A., Childrens' Home Society, and Susan B. Anthony List. Previously a private school teacher and insurance adjuster. B.A. received from Florida State University State University and MAT from Rollins College, FL.

			None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
John C. Mulder 2925 Professional Place Colorado Springs, CO Born: 1950	Trustee	Indefinite; Trustee since 2005	12
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee

President WaterStone (previously the Christian Community Foundation and National Foundation) since 2001. Prior: 22 years of executive experience for a group of banks and a trust company. B.A. in Economics from Wheaton College and MBA from University of Chicago.

			None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Charles E. Nelson 1145 Cross Creek Circle Altamonte Springs, FL Born: 1934	Trustee	Indefinite; Trustee since 2000	12
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee

Certified Public Accountant. Director of Operations, National Multiple Sclerosis Society Mid Florida Chapter. Formerly Director of Finance, Hospice of the Comforter, Inc. Formerly Comptroller, Florida United Methodist Children’s Home, Inc. Formerly Credit Specialist with the Resolution Trust Corporation and Senior Executive Vice President, Barnett Bank of Central Florida, N.A. Formerly managing partner, Arthur Andersen, CPA firm, Orlando, Florida branch.

			None

Timothy Plan Officers and Trustees

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Wesley W. Pennington 442 Raymond Avenue Longwood, FL Born: 1930	Trustee	Indefinite; Trustee since 1994	12
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee

Retired Air Force Officer. Past President, Westwind Holdings, Inc., a development company, since 1997. Past President and controlling shareholder, Weston, Inc., a fabric treatment company, from 1979-1997. President, Designer Services Group 1980-1988.

			None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Scott Preissler, Ph.D. 608 Pintail Place Flower Mound, TX Born: 1960	Trustee	Indefinite; Trustee since 2004	12
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee

Chairman of Stewardship Studies at Southwestern Baptist Theological Seminary, Ft. Worth, TX. Also serves as Founder and Chairman of the International Center for Biblical Stewardship. Previously, President and CEO of Christian Stewardship Association where he was affiliated for 14 years.

			None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Alan M. Ross 11210 West Road Roswell, GA Born: 1951	Trustee	Indefinite; Trustee since 2004	12
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee

Founder and CEO of Corporate Development Institute which he founded in 2000. Previously he served as President and CEO of Fellowship of Companies for Christ and has authored three books: Beyond World Class, Unconditional Excellence, Breaking Through to Prosperity.

			None

Timothy Plan Officers and Trustees

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Dr. David J. Tolliver 4000 E. Maplewood Drive Excelsior Springs, MO Born: 1951	Trustee	Indefinite; Trustee since 2005	12
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee

Executive Director of Southern Baptist Convention of Missouri since 2007. Previously pastored three churches in St. Louis, MO area (1986-2007). Currently serves on Board of Trustees of Midwestern Baptist Theological Seminary. Past President, Missouri Baptist Convention (2003-2004).

			None

Timothy Plan Officers and Trustees

DISCLOSURES

September 30, 2009 – (Unaudited)

TIMOTHY PLAN FAMILY OF FUNDS

N-Q Disclosure & Proxy Procedures (Unaudited)

The SEC has adopted the requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters ending after July 9, 2004. For the Timothy Plan Funds this would be for the fiscal quarters ending March 31 and September 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Timothy Plan Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

The Trust has adopted Portfolio Proxy Voting Policies and Procedures under which the Portfolio’s vote proxies related to securities (“portfolio proxies”) held by the Portfolios. A description of the Trust’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Company toll-free at 1-800-846-7526 and (ii) on the SEC’s website at www.sec.gov. In addition, the Funds are required to file Form N-PX, with its complete voting record for the 12 months ended June 30th, no later than August 31st of each year. The first such filing was due August 31, 2004. The Trust’s current Form N-PX is available (i) without charge, upon request, by calling the Company toll-free at 1-800-846-7526 and (ii) on the SEC’s website at www.sec.gov.

Foreign Tax Credit (Unaudited)

As a shareholder of the Timothy Plan International Fund, you may be entitled to either foreign tax credit or an itemized deduction for a portion of the foreign taxes paid by the Fund. The amount of credit or deduction to which you may be entitled is reported in Box 6 of Form 1099-DIV.

Please consult a tax advisor or the Internal Revenue Service for information on how this foreign tax amount should be reported on your Federal income tax return. It may be more advantageous for you to report the amount as a foreign tax credit on Form 1116, rather than as an itemized deduction on your Form 1040. If you choose to claim the foreign tax credit, please refer to the information in the following table.

                                                                                                                                                                 Timothy Plan Disclosures

DISCLOSURES

September 30, 2009 – (Unaudited)

TIMOTHY PLAN FAMILY OF FUNDS

Country	Gross Income	Foreign Tax Paid

Austria	3.63%	0.00%
Brazil	4.69%	3.92%
Canada	0.09%	0.10%
China	4.14%	3.36%
Denmark	2.49%	5.96%
France	7.70%	16.93%
Germany	11.57%	24.90%
Hong Kong	3.16%	2.00%
India	0.37%	0.61%
Japan	11.04%	12.08%
Luxembourg	0.45%	0.23%
Mexico	1.11%	0.00%
Norway	2.47%	3.23%
Russia	0.00%	0.00%
Singapore	18.91%	0.95%
Spain	10.93%	17.82%
Sweden	1.76%	2.40%
Taiwan	1.87%	3.49%
Turkey	4.22%	0.00%
United Kingdom	9.40%	2.02%
Total	100.00%	100.00%

For the nine months ended September 30, 2009, the gross dividend income from foreign investments was $966,914 and the gross foreign withholding tax on those dividends was $118,358.

Note: You may be able to claim the foreign tax credit without filing Form 1116. To determine if you are eligible to make this election, refer to the instructions for Form 1116 or consult a tax advisor or the Internal Revenue Service. Timothy Plan does not recommend investment or reporting methods for specific tax situations. For advice on your particular tax situation, please consult a tax advisor, the Internal Revenue Service or your state tax authority.

                                                                                                                                                           Timothy Plan Disclosures

BOARD OF TRUSTEES

Arthur D. Ally

Rick Copeland

Bill Johnson

Kathryn T. Martinez

John C. Mulder

Charles E. Nelson

Wesley W. Pennington

Scott Preissler

Alan Ross

David Tolliver

OFFICERS

Arthur D. Ally, President

Joseph E. Boatwright, Secretary

INVESTMENT ADVISER

Timothy Partners, LTD.

1055 Maitland Center Commons

Maitland, FL 32751c

DISTRIBUTOR

Timothy Partners, LTD.

1055 Maitland Center Commons

Maitland, FL 32751

TRANSFER AGENT

Unified Fund Services, Inc.

2960 N Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145-1524

LEGAL COUNSEL

David Jones & Assoc., P.C.

395 Sawdust Road, Suite 2148

The Woodlands, TX 77380

HEADQUARTERS

The Timothy Plan

1055 Maitland Center Commons

Maitland, Florida 32751

(800) 846-7526

www.timothyplan.com

invest@timothyplan.com

SHAREHOLDER SERVICES

Unified Fund Services, Inc.

2960 N Meridian Street, Suite 300

Indianapolis, IN 46208

(800) 662-0201

For additional information or a prospectus, please call: 1-800-846-7526

Visit the Timothy Plan web site on the internet at: www.timothyplan.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Funds’ objectives, policies, expenses and other information. Distributed by Timothy Partners, Ltd.

Item 2. Code of Ethics.

(a)        As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)       For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)       Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)       Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)       Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)        Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)        The registrant has an Audit committee currently composed of three independent Trustees, Mr. Wesley Pennington, Mr. John Mulder and Mr. Charles Nelson. The registrant’s board of trustees has determined that Mr. Charles Nelson is qualified to serve as an Audit Committee Financial Expert, and has designated him as such.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The Timothy Plan

FY 2009	$ 111,400
FY 2008	$ 109,000

(b)	Audit-Related Fees

The Timothy Plan	Registrant	Adviser
FY 2009	$ 0	$ 0
FY 2008	$ 0	$ 0

Nature of the fees:

(c)	Tax Fees

The Timothy Plan
FY 2009	$ 0
FY 2008	$ 24,000

Nature of the fees:	preparation of the 1120 RIC

(d)	All Other Fees

The Timothy Plan
Registrant	Adviser
FY 2009	$ 0
FY 2008	$ 0

Nature of the fees:

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	100%

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)       The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

FY 2009	$ 0	$0
FY 2008	$ 0	$0

(h)       Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments.	Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the registrant’s disclosure controls and procedures as of November 20, 2009, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith

(a)(2)

Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Timothy Plan

By
/s/ Arthur D Ally
Arthur D. Ally, President

Date	12/3/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
/s/ Arthur D Ally
Arthur D. Ally, President & Treasurer

Date	12/3/09